       As filed with Securities and Exchange Commission on April 23, 2010

                                                      Registration No. 033-52050

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM S-6

                         POST-EFFECTIVE AMENDMENT NO. 22

                         TO REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                                   ----------

                   New England Variable Life Separate Account
                              (Exact Name of Trust)
                       New England Life Insurance Company
                               (Name of Depositor)
                               501 Boylston Street
                           Boston, Massachusetts 02116
              (Address of depositor's principal executive offices)

                                   ----------

                             Marie C. Swift, Esquire
                           Vice President and Counsel
                       New England Life Insurance Company
                               501 Boylston Street
                           Boston, Massachusetts 02116
                     (Name and address of agent for service)

                                   Copies to:
                            Stephen E. Roth, Esquire
                            Mary E. Thornton, Esquire
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004

                                   ----------

It is proposed that this filing will become effective (check appropriate box) [_] immediately upon filing pursuant to paragraph (b)

     [X] on May 1, 2010 pursuant to paragraph (b)

     [_] 60 days after filing pursuant to paragraph (a)(1)
     [_] on (date) pursuant to paragraph (a)(1) of Rule 485
     [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities being Registered: Interests in Variable Ordinary Life Insurance Policies.

This registration statement incorporates by reference the prospectuses and supplements dated May 1, 2009, April 28, 2008, April 30, 2007, May 1, 2006,
May 1, 2005, May 1, 2004, September 18, 2003, May 1, 2003, May 1, 2002, May 1,
2001, May 1, 2000 and April 30, 1999 each as filed in Post-Effective Amendment No. 21 filed April 23, 2009, Post-Effective Amendment No. 20 filed April
22, 2008, Post-Effective Amendment No. 19 filed April 20, 2007, Post-Effective No. 18 filed April 27, 2006, Post-Effective No. 17 filed April 29, 2005, Post-Effective No. 16 filed April 30, 2004, Post-Effective Amendment No. 15 filed September 18, 2003, Post-Effective Amendment No. 14 filed April 30, 2003, Post-Effective Amendment No. 13 filed April 30, 2002, Post-Effective Amendment No. 12 filed on April 26, 2001, Post-Effective Amendment No. 11 filed on April 26, 2000 and Post-Effective Amendment No. 10 filed on April 26, 1999, respectively, to the Registration Statement on Form S-6 (File No. 033-52050).

                               NEW ENGLAND LIFE
                               INSURANCE COMPANY

                              ZENITH LIFE PLUS II
                   VARIABLE ORDINARY LIFE INSURANCE POLICIES


                        SUPPLEMENT DATED MAY 1, 2010 TO

        PROSPECTUSES DATED APRIL 30, 1999, MAY 1, 2000, AND MAY 1, 2001

   This supplement updates, and to the extent inconsistent therewith, replaces certain information contained in the prospectuses dated April 30, 1999, May 1, 2000, and May 1, 2001, as annually and periodically supplemented. You should read and retain this supplement. We will send you an additional copy of the last full prospectus for your Policy as supplemented, without charge, on written request. The Zenith Life Plus II Policies are no longer available for sale.

   New England Life Insurance Company ("NELICO") is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. NELICO's Home Office is 501 Boylston Street, Boston Massachusetts 02116.

   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS SUPPLEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.


   THE ELIGIBLE FUND PROSPECTUSES MAY BE OBTAINED BY CALLING 1-800-388-4000.


   WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


   The Financial Industry Regulatory Authority ("FINRA") provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

                         INTRODUCTION TO THE POLICIES

RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S DESIGNATED OFFICE

   We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

   The Designated Office for various Policy transactions is as follows:

    Premium Payments............................. New England Financial
                                                  P.O. Box 371499
                                                  Pittsburgh, PA 15250-7499

    Payment Inquiries and Correspondence......... New England
                                                    Financial/MetLife
                                                  P.O. Box 30440
                                                  Tampa, FL 33630-3440

    Beneficiary and Ownership Changes............ New England
                                                    Financial/MetLife
                                                  P.O. Box 541
                                                  Warwick, RI 02887-0541

    Surrenders, Loans, Withdrawals and
      Sub-Account Transfers...................... New England
                                                    Financial/MetLife
                                                  P.O. Box 543
                                                  Warwick, RI 02887-0543

    Death Claims................................. New England
                                                    Financial/MetLife
                                                  P.O. Box 353
                                                  Warwick, RI 02887-0353

    Sub-Account Transfers by Telephone........... (800) 200-2214

    All Other Telephone Transactions and
      Inquiries.................................. (800) 388-4000

   You may request an account transfer or reallocation of future premiums by written request (which may be telecopied) to our Designated Office, by telephoning us, or over the Internet (subject to our restrictions on "market timing" transfers). To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at (800) 200-2214. To request a transfer or reallocation over the Internet, you may log on to our website at www.nef.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

   Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

   If you send your premiums or transaction requests to an address other than the one we have designated for receipt of such premiums or requests, we may return the premium to you, or there may be a delay in applying the premium or transaction to your policy.



                          POLICY VALUES AND BENEFITS

AGE 100

   The Policies endow at age 100 of the insured for the greater of the current cash value and the Policy face amount (each reduced by any outstanding loans plus interest). You can elect to continue the Policy beyond age 100 of the insured instead of taking payment at age 100. Sixty days before the anniversary when the insured is age 100 we will send you an election form. If you elect to continue the Policy, the cash value will remain in the sub- accounts and/or Fixed Account that you have chosen. We will not deduct Policy charges or accept premium payments after age 100. You can continue to make loans, surrenders and account transfers. The death benefit after age 100 equals the greater of (1) the Policy's face amount at age 100 (as reduced by any later surrenders or face amount reductions), and (2) the cash value on the date of death. The proceeds we pay will be reduced by any outstanding loan plus interest. The tax consequences of continuing the Policy beyond the insured's age 100 are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's age 100.

TABULAR CASH VALUE

   The Policy's tabular cash value is a hypothetical value. We use it to determine (1) the Option 2 death benefit, (2) whether you can skip a scheduled premium payment under the Special Premium Option, and (3) how much cash value you can withdraw from the Policy. (See "Death Benefit", "Special Premium Option" and "Partial Surrender and Partial Withdrawal".) We recalculate the tabular cash value when we recalculate the Policy's scheduled premium.

   When we recalculate the scheduled premium (at the Policy anniversary when the insured is age 70, or after 10 years, if later), the new scheduled premium and tabular cash value amounts depend on the Policy's actual cash value on the recalculation date. (See "Premiums--Scheduled Premium Recalculation".)

   The tabular cash value increases on the premium recalculation date if the Policy's actual cash value on that date is higher than the tabular cash value just before the recalculation. We determine the new scheduled premium amount based on the new tabular cash value. (See "Premiums--Scheduled Premium Recalculation".)

   After the premium recalculation date, we determine the tabular cash value in the same manner as before the recalculation, starting with the tabular cash value on the premium recalculation date and assuming payment of the recalculated scheduled premium starting at age 71 (or 11 years after the Policy is issued, if later).

   The change in the scheduled premium does not take effect until the next Policy anniversary, but the new tabular cash value takes effect immediately. This means that the amount of the Option 2 death benefit, the cash value available for withdrawal, and your ability to skip scheduled premium payments under the Special Premium Option may also be affected on the premium recalculation date. See Appendix F for examples.

   Your premium payment schedule (annual vs. quarterly, for example) affects the amount of the tabular cash value. We calculate the tabular cash value on any day up to the premium recalculation date as if the current payment schedule had always been in effect. Thereafter, we calculate it as if the current payment schedule had been in effect since the premium recalculation date.

                             CHARGES AND EXPENSES

   The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Deferred Sales Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain charges, including the cost of insurance charge.

   MORTALITY AND EXPENSE RISK CHARGE. We deduct a charge for the mortality and expense risks that we assume. We are currently waiving 0.08% of the Mortality and Expense Risk Charge for the Sub-account investing in the BlackRock Large Cap Core Portfolio and an amount equal to the Eligible Fund expenses that are in excess of 0.88% for the Sub-account investing in the MFS Research International Portfolio.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT

   ELIGIBLE FUND EXPENSES. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds.


   The following table describes the annual operating expenses for each Eligible Fund for the year ended December 31, 2009, before and after any applicable contractual fee waivers and expense reimbursements:


ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)




                                                 DISTRIBUTION            ACQUIRED    TOTAL    CONTRACTUAL   NET TOTAL
                                                    AND/OR               FUND FEES  ANNUAL     FEE WAIVER     ANNUAL
                                     MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING AND/OR EXPENSE OPERATING
                                        FEE          FEES       EXPENSES EXPENSES* EXPENSES  REIMBURSEMENT  EXPENSES**
                                     ---------- --------------- -------- --------- --------- -------------- ----------
METROPOLITAN SERIES FUND, INC.--
  CLASS A
Artio International Stock Portfolio.    0.83%         --          0.13%    0.03%     0.99%        0.03%        0.96%/1/
Barclays Capital Aggregate Bond
  Index Portfolio...................    0.25%         --          0.05%      --      0.30%        0.01%        0.29%/2/
BlackRock Aggressive Growth
  Portfolio.........................    0.73%         --          0.06%      --      0.79%          --         0.79%
BlackRock Bond Income Portfolio.....    0.38%         --          0.05%      --      0.43%        0.03%        0.40%/3/
BlackRock Diversified Portfolio.....    0.46%         --          0.06%      --      0.52%          --         0.52%
BlackRock Large Cap Value
  Portfolio.........................    0.64%         --          0.03%      --      0.67%          --         0.67%
BlackRock Legacy Large Cap Growth
  Portfolio.........................    0.73%         --          0.10%      --      0.83%        0.01%        0.82%/4/
BlackRock Money Market
  Portfolio.........................    0.32%         --          0.02%      --      0.34%        0.01%        0.33%/5/
Davis Venture Value Portfolio.......    0.71%         --          0.03%      --      0.74%        0.05%        0.69%/6/
FI Value Leaders Portfolio..........    0.67%         --          0.10%      --      0.77%          --         0.77%
Jennison Growth Portfolio...........    0.62%         --          0.04%      --      0.66%        0.04%        0.62%/7/
Loomis Sayles Small Cap Core
  Portfolio.........................    0.90%         --          0.09%      --      0.99%        0.05%        0.94%/8/
Loomis Sayles Small Cap Growth
  Portfolio.........................    0.90%         --          0.45%      --      1.35%        0.05%        1.30%/9/
Met/Artisan Mid Cap Value
  Portfolio.........................    0.82%         --          0.05%      --      0.87%          --         0.87%/10/
MetLife Mid Cap Stock Index
  Portfolio.........................    0.25%         --          0.10%    0.01%     0.36%        0.01%        0.35%/2/
MetLife Stock Index Portfolio.......    0.25%         --          0.03%      --      0.28%        0.01%        0.27%/2/
MFS(R) Total Return Portfolio.......    0.54%         --          0.06%      --      0.60%          --         0.60%
MFS(R) Value Portfolio..............    0.71%         --          0.03%      --      0.74%        0.08%        0.66%/11/
Morgan Stanley EAFE(R) Index
  Portfolio.........................    0.30%         --          0.14%    0.01%     0.45%        0.01%        0.44%/12/

                                               DISTRIBUTION            ACQUIRED    TOTAL    CONTRACTUAL   NET TOTAL
                                                  AND/OR               FUND FEES  ANNUAL     FEE WAIVER     ANNUAL
                                   MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING AND/OR EXPENSE OPERATING
                                      FEE          FEES       EXPENSES EXPENSES* EXPENSES  REIMBURSEMENT  EXPENSES**
                                   ---------- --------------- -------- --------- --------- -------------- ----------
Neuberger Berman Genesis
  Portfolio.......................    0.85%         --          0.09%      --      0.94%        0.03%        0.91%/13/
Neuberger Berman Mid Cap Value
  Portfolio.......................    0.65%         --          0.07%      --      0.72%          --         0.72%
Oppenheimer Global Equity
  Portfolio.......................    0.53%         --          0.11%      --      0.64%          --         0.64%
Russell 2000(R) Index Portfolio...    0.25%         --          0.10%      --      0.35%        0.01%        0.34%/2/
T. Rowe Price Large Cap Growth
  Portfolio.......................    0.60%         --          0.07%      --      0.67%          --         0.67%
T. Rowe Price Small Cap Growth
  Portfolio.......................    0.51%         --          0.11%      --      0.62%          --         0.62%
Western Asset Management
  Strategic Bond Opportunities
  Portfolio.......................    0.62%         --          0.07%      --      0.69%        0.04%        0.65%/14/
Western Asset Management U.S.
  Government Portfolio............    0.48%         --          0.04%      --      0.52%        0.01%        0.51%/15/
Zenith Equity Portfolio...........      --          --          0.02%    0.71%     0.73%          --         0.73%/16/
MetLife Conservative Allocation
  Portfolio.......................    0.10%         --          0.02%    0.58%     0.70%        0.02%        0.68%/17/
MetLife Conservative to Moderate
  Allocation Portfolio............    0.09%         --          0.01%    0.63%     0.73%          --         0.73%/18/
MetLife Moderate Allocation
  Portfolio.......................    0.07%         --            --     0.67%     0.74%          --         0.74%/18/
MetLife Moderate to Aggressive
  Allocation Portfolio............    0.07%         --            --     0.71%     0.78%          --         0.78%/18/
MetLife Aggressive Allocation
  Portfolio.......................    0.10%         --          0.04%    0.74%     0.88%        0.04%        0.84%/17/

MET INVESTORS SERIES TRUST--
  CLASS A
BlackRock Large Cap Core
  Portfolio.......................    0.59%         --          0.06%      --      0.65%          --         0.65%
Clarion Global Real Estate
  Portfolio.......................    0.64%         --          0.09%      --      0.73%          --         0.73%
Harris Oakmark International
  Portfolio.......................    0.79%         --          0.05%      --      0.84%          --         0.84%
Invesco Small Cap Growth
  Portfolio.......................    0.86%         --          0.04%      --      0.90%          --         0.90%
Janus Forty Portfolio.............    0.64%         --          0.04%      --      0.68%          --         0.68%
Lazard Mid Cap Portfolio..........    0.70%         --          0.04%      --      0.74%          --         0.74%
Legg Mason ClearBridge Aggressive
  Growth Portfolio................    0.64%         --          0.03%      --      0.67%          --         0.67%
Legg Mason Value Equity
  Portfolio.......................    0.64%         --          0.07%      --      0.71%          --         0.71%
Lord Abbett Bond Debenture
  Portfolio.......................    0.51%         --          0.04%      --      0.55%          --         0.55%
MFS(R) Research International
  Portfolio.......................    0.71%         --          0.10%      --      0.81%          --         0.81%
Morgan Stanley Mid Cap Growth
  Portfolio.......................    0.70%         --          0.20%      --      0.90%          --         0.90%

                                              DISTRIBUTION            ACQUIRED    TOTAL    CONTRACTUAL   NET TOTAL
                                                 AND/OR               FUND FEES  ANNUAL     FEE WAIVER     ANNUAL
                                  MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING AND/OR EXPENSE OPERATING
                                     FEE          FEES       EXPENSES EXPENSES* EXPENSES  REIMBURSEMENT  EXPENSES**
                                  ---------- --------------- -------- --------- --------- -------------- ----------
Oppenheimer Capital Appreciation
  Portfolio......................    0.60%          --         0.07%      --      0.67%          --         0.67%
PIMCO Inflation Protected Bond
  Portfolio......................    0.48%          --         0.05%      --      0.53%          --         0.53%
PIMCO Total Return Portfolio.....    0.48%          --         0.04%      --      0.52%          --         0.52%
RCM Technology Portfolio.........    0.88%          --         0.08%      --      0.96%          --         0.96%
SSgA Growth and Income ETF
  Portfolio......................    0.33%          --         0.07%    0.21%     0.61%        0.03%        0.58%/19/
SSgA Growth ETF Portfolio........    0.33%          --         0.10%    0.22%     0.65%        0.03%        0.62%/20/
T. Rowe Price Mid Cap Growth
  Portfolio......................    0.75%          --         0.04%      --      0.79%          --         0.79%

FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS--INITIAL CLASS
Equity-Income Portfolio..........    0.46%          --         0.12%      --      0.58%          --         0.58%

AMERICAN FUNDS INSURANCE
  SERIES(R)--CLASS 2
American Funds Bond Fund.........    0.38%        0.25%        0.01%      --      0.64%          --         0.64%
American Funds Global Small
  Capitalization Fund............    0.72%        0.25%        0.04%      --      1.01%          --         1.01%
American Funds Growth Fund.......    0.33%        0.25%        0.02%      --      0.60%          --         0.60%
American Funds Growth-Income
  Fund...........................    0.28%        0.25%        0.01%      --      0.54%          --         0.54%

--------

* Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.
** Net Total Annual Operating Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.
/1/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.81% for the first $500 million of the Portfolio's average daily net assets and 0.78% for the next $500 million.
/2/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to 0.243%.
/3/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.37% for the first $1 billion of the Portfolio's average daily net assets, 0.325% for amounts over $1 billion but less than $3.4 billion and 0.25% on amounts over $3.4 billion.
/4/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.705% for amounts over $300 million but less than $1 billion.
/5/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.325% for the first $1 billion of the Portfolio's average daily net assets. Other Expenses do not reflect fees of 0.03% paid in connection with the U.S. Treasury Temporary Guarantee Program for Money Market Funds.
/6/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.75% for the first $50 million of the Portfolio's average daily net assets and 0.70% for the next $450 million and 0.65% for the next $4 billion and 0.625% for amounts over $4.5 billion.
/7/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.70% for the first $200 million of the

   Portfolio's average daily net assets and 0.65% for the next $100 million and 0.60% for the next $200 million and 0.55% for the next $1.3 billion and 0.52% for the next $200 million and 0.47% for amounts over $2 billion.
/8/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.85% for the first $500 million of the Portfolio's average daily net assets and 0.80% for amounts over $500 million.
/9/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.85% for the first $100 million of the Portfolio's average daily net assets and 0.80% for amounts over $100 million.
/10/ Pursuant to an amended advisory agreement, management fees have been restated to reflect current fees as if they were in effect during the entire fiscal year ended December 31, 2009.
/11/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets and 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.
/12/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to 0.293%.
/13/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.825% for the first $500 million of the Portfolio's average daily net assets.
/14/ MetLife Advisers, LLC, has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.595% for the first $500 million of the Portfolio's average daily net assets.
/15/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.50% for amounts over $200 million but less than $500 million.
/16/ The Portfolio is a "fund of funds" that invests equally in three underlying portfolios: the FI Value Leaders Portfolio and the Jennison Growth Portfolio of the Metropolitan Series Fund, Inc., and the Pioneer Fund Portfolio of the Met Investors Series Trust. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee.
/17/ The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to waive fees or pay all expenses so as to limit total annual operating expenses of the Portfolio (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) to 0.10% of the average daily net assets of the Class A shares, 0.35% of the average daily net assets of the Class B shares and 0.25% of the average daily net assets of the Class E shares.
/18/ The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee.
/19/ The Portfolio primarily invests its assets in other investment companies known as exchange-traded funds ("underlying ETFs"). As an investor in an underlying ETF or other investment company, the Portfolio will bear its pro rata portion of the operating expenses of the underlying ETF or other investment company, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 to April 30, 2011, to limit its fee and to reimburse expenses to the extent necessary to limit total annual operating expenses (excluding acquired fund fees and expenses and 12b-1 fees) to 0.37%.
/20/ The Portfolio primarily invests its assets in other investment companies known as exchange-traded funds ("underlying ETFs"). As an investor in an underlying ETF or other investment company, the Portfolio will bear its pro rata portion of the operating expenses of the underlying ETF or other investment company, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 to April 30, 2011, to limit its fee and to reimburse expenses to the extent necessary to limit total annual operating expenses (excluding acquired fund fees and expenses and 12b-1 fees) to 0.40%.

   THE FEE AND EXPENSE INFORMATION REGARDING THE ELIGIBLE FUNDS WAS PROVIDED BY THOSE ELIGIBLE FUNDS. FIDELITY VARIABLE INSURANCE PRODUCTS AND THE AMERICAN FUNDS INSURANCE SERIES ARE NOT AFFILIATED WITH NELICO.



                             THE VARIABLE ACCOUNT

INVESTMENTS OF THE VARIABLE ACCOUNT

   Each Sub-Account of the Variable Account invests in a corresponding Eligible Fund. Each Eligible Fund is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Eligible Funds are the Metropolitan Series Fund, Inc., the Met Investors Series Trust, the Variable Insurance Products Fund and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Eligible Funds.

   The adviser, sub-adviser and investment objective of each Eligible Fund are as follows:


METROPOLITAN SERIES FUND, INC.                                                       ADVISER: METLIFE ADVISERS, LLC


ELIGIBLE FUND                                   SUB-ADVISER                        INVESTMENT OBJECTIVE
-------------                                    -----------                        --------------------
Artio International Stock Portfolio   Artio Global Management LLC       Long-term growth of capital.

Barclays Capital Aggregate Bond       MetLife Investment Advisors       To equal the performance of the Barclays
Index Portfolio                       Company, LLC                      Capital U.S. Aggregate Bond Index.

BlackRock Aggressive Growth           BlackRock Advisors, LLC           Maximum capital appreciation.
Portfolio

BlackRock Bond Income Portfolio       BlackRock Advisors, LLC           A competitive total return primarily from
                                                                        investing in fixed-income securities.

BlackRock Diversified Portfolio       BlackRock Advisors, LLC           High total return while attempting to limit
                                                                        investment risk and preserve capital.

BlackRock Large Cap Value Portfolio   BlackRock Advisors, LLC           Long-term growth of capital.

BlackRock Legacy Large Cap            BlackRock Advisors, LLC           Long-term growth of capital.
Growth Portfolio

BlackRock Money Market Portfolio/1/   BlackRock Advisors, LLC           A high level of current income consistent
                                                                        with preservation of capital.

Davis Venture Value Portfolio         Davis Selected Advisers, L.P./2/  Growth of capital.

FI Value Leaders Portfolio            Pyramis Global Advisors, LLC      Long-term growth of capital.

Jennison Growth Portfolio             Jennison Associates LLC           Long-term growth of capital.

Loomis Sayles Small Cap Core          Loomis, Sayles & Company,         Long-term capital growth from
Portfolio                             L.P.                              investments in common stocks or other
                                                                        equity securities.

Loomis Sayles Small Cap Growth        Loomis, Sayles & Company,         Long-term capital growth.
Portfolio                             L.P.

Met/Artisan Mid Cap Value Portfolio   Artisian Partners Limited         Long-term capital growth.
                                      Partnership

ELIGIBLE FUND                                 SUB-ADVISER                        INVESTMENT OBJECTIVE
-------------                                  -----------                       --------------------
MetLife Mid Cap Stock Index          MetLife Investment Advisors     To equal the performance of the Standard
Portfolio                            Company, LLC                    & Poor's MidCap 400 Composite Stock
                                                                     Price Index.

MetLife Stock Index Portfolio        MetLife Investment Advisors     To equal the performance of the Standard
                                     Company, LLC                    & Poor's 500 Composite Stock Price
                                                                     Index.

MFS(R) Total Return Portfolio        Massachusetts Financial         Favorable total return through investment
                                     Services Company                in a diversified portfolio.

MFS(R) Value Portfolio               Massachusetts Financial         Capital appreciation.
                                     Services Company

Morgan Stanley EAFE(R) Index         MetLife Investment Advisors     To equal the performance of the MSCI
Portfolio                            Company, LLC                    EAFE Index.

Neuberger Berman Genesis             Neuberger Berman                High total return, consisting principally of
Portfolio (formerly BlackRock        Management LLC/3/               capital appreciation.
Strategic Value Portfolio)

Neuberger Berman Mid Cap Value       Neuberger Berman                Capital growth.
Portfolio                            Management LLC

Oppenheimer Global Equity Portfolio  OppenheimerFunds, Inc.          Capital appreciation.

Russell 2000(R) Index Portfolio      MetLife Investment Advisors     To equal the performance of the Russell
                                     Company, LLC                    2000 Index.

T. Rowe Price Large Cap Growth       T. Rowe Price Associates, Inc.  Long-term growth of capital and,
Portfolio                                                            secondarily, dividend income.

T. Rowe Price Small Cap Growth       T. Rowe Price Associates, Inc.  Long-term capital growth.
Portfolio

Western Asset Management             Western Asset Management        To maximize total return consistent with
Strategic Bond Opportunities         Company                         preservation of capital.
Portfolio

Western Asset Management U.S.        Western Asset Management        To maximize total return consistent with
Government Portfolio                 Company                         preservation of capital and maintenance of
                                                                     liquidity.

Zenith Equity Portfolio/4/           N/A                             Long-term capital appreciation.

MetLife Conservative Allocation      N/A                             A high level of current income, with
Portfolio                                                            growth of capital as a secondary objective.

MetLife Conservative to Moderate     N/A                             A high total return in the form of income
Allocation Portfolio                                                 and growth of capital, with a greater
                                                                     emphasis on income.

MetLife Moderate Allocation          N/A                             A balance between a high level of current
Portfolio                                                            income and growth of capital, with a
                                                                     greater emphasis on growth of capital.

MetLife Moderate to Aggressive       N/A                             Growth of capital.
Allocation Portfolio

MetLife Aggressive Allocation        N/A                             Growth of capital.
Portfolio

ELIGIBLE FUND                                  SUB-ADVISER                       INVESTMENT OBJECTIVE
-------------                                   -----------                       --------------------
MET INVESTORS SERIES TRUST                                                         ADVISER: METLIFE ADVISERS, LLC

BlackRock Large Cap Core Portfolio    BlackRock Advisors, LLC         Long-term capital growth.

Clarion Global Real Estate Portfolio  ING Clarion Real Estate         Total return through investment in real
                                      Securities LLC                  estate securities, emphasizing both capital
                                                                      appreciation and current income.

Harris Oakmark International          Harris Associates L.P.          Long-term capital appreciation.
Portfolio

Invesco Small Cap Growth Portfolio    Invesco Advisers, Inc./5/       Long-term growth of capital.
(formerly Met/AIM Small Cap
Growth Portfolio)

Janus Forty Portfolio                 Janus Capital Management        Capital appreciation.
                                      LLC

Lazard Mid Cap Portfolio              Lazard Asset Management         Long-term growth of capital.
                                      LLC

Legg Mason ClearBridge Aggressive     ClearBridge Advisors, LLC       Capital appreciation.
Growth Portfolio (formerly Legg
Mason Partners Aggressive Growth
Portfolio)

Legg Mason Value Equity Portfolio     Legg Mason Capital              Long-term growth of capital.
                                      Management, Inc.

Lord Abbett Bond Debenture            Lord, Abbett & Co. LLC          High current income and the opportunity
Portfolio                                                             for capital appreciation to produce a high
                                                                      total return.

MFS(R) Research International         Massachusetts Financial         Capital appreciation.
Portfolio                             Services Company

Morgan Stanley Mid Cap Growth         Morgan Stanley Investment       Capital appreciation.
Portfolio                             Management Inc.

Oppenheimer Capital Appreciation      OppenheimerFunds, Inc.          Capital appreciation.
Portfolio

PIMCO Inflation Protected Bond        Pacific Investment              Maximum real return, consistent with
Portfolio                             Management Company LLC          preservation of capital and prudent
                                                                      investment management.

PIMCO Total Return Portfolio          Pacific Investment              Maximum total return, consistent with the
                                      Management Company LLC          preservation of capital and prudent
                                                                      investment management.

RCM Technology Portfolio              RCM Capital Management LLC      Capital appreciation; no consideration is
                                                                      given to income.

SSgA Growth and Income ETF            SSgA Funds Management, Inc.     Growth of capital and income.
Portfolio

SSgA Growth ETF Portfolio             SSgA Funds Management, Inc.     Growth of capital.

T. Rowe Price Mid Cap Growth          T. Rowe Price Associates, Inc.  Long-term growth of capital.
Portfolio

ELIGIBLE FUND                  SUB-ADVISER               INVESTMENT OBJECTIVE
-------------                  -----------                --------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS
                                           ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY

Equity-Income Portfolio       FMR Co., Inc.  Reasonable income. The fund will also
                                             consider the potential for capital
                                             appreciation. The fund's goal is to achieve
                                             a yield which exceeds the composite yield
                                             on the securities comprising the Standard
                                             & Poor's 500/SM/ Index (S&P 500(R)).

AMERICAN FUNDS INSURANCE SERIES(R)
                                          ADVISER: CAPITAL RESEARCH AND MANAGEMENT COMPANY

American Funds Bond Fund      N/A            As high a level of current income as is
                                             consistent with the preservation of capital.

American Funds Global Small   N/A            Long-term growth of capital.
Capitalization Fund

American Funds Growth Fund    N/A            Growth of capital.

American Funds Growth-Income  N/A            Long-term growth of capital and income.
Fund

--------

/1/ An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Sub-Account investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.
/2/ Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers-NY, Inc., a wholly-owned subsidiary.
/3/ Prior to January 19, 2010, BlackRock Advisors, LLC was the sub-adviser to this Portfolio.
/4/ The Zenith Equity Portfolio is a fund of funds that invests equally in three Portfolios: the FI Value Leaders Portfolio and the Jennison Growth Portfolio of the Metropolitan Series Fund, Inc., and the Pioneer Fund Portfolio of the Met Investors Series Trust. The sub-advisers to these Portfolios are Pyramis Global Advisors, LLC, Jennison Associates LLC and Pioneer Investment Management, Inc., respectively.
/5/ Prior to January 1, 2010, the sub-adviser to this Portfolio was known as Invesco Aim Capital Management, Inc.

FOR MORE INFORMATION REGARDING THE ELIGIBLE FUNDS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE ELIGIBLE FUND PROSPECTUSES AND THEIR STATEMENTS OF ADDITIONAL INFORMATION, WHICH YOU CAN OBTAIN BY CALLING 1-800-388-4000.


   The Eligible Funds' investment objectives may not be met. The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

SUBSTITUTION OF INVESTMENTS

   If investment in the Eligible Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Policies, or for any other reason in our sole discretion, we may substitute another Eligible Fund or Funds without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premium payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may make available or close sub-accounts to allocation of premium payments or cash value, or both, for some or all classes of Policies, at any time in our sole discretion.

SHARE CLASSES OF THE ELIGIBLE FUNDS


   The Eligible Funds offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, Inc. and Met Investors Series Trust, we offer Class A Shares only, for Fidelity Variable Insurance Products we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.


                                   PREMIUMS

SCHEDULED PREMIUM RECALCULATION

   We recalculate the initial scheduled premium for the Policy on the anniversary when the insured is age 70, or 10 years after the Policy is issued, whichever is later. We recalculate the scheduled premium using the Policy's current cash value and assuming that guaranteed maximum charges will apply and that the Policy will earn a 4.5% net rate of return. The recalculation is done before we credit the premium and deduct the monthly charges due on that anniversary. The recalculated scheduled premium will not be less than the initial scheduled premium, and it will not be higher than the maximum scheduled premium shown on your Policy's schedule page. The recalculated scheduled premium applies to the Policy starting on the following Policy anniversary, when the insured has reached age 71 (or 11 years after the Policy is issued, whichever is later).

   If the Policy earned a net return of greater than 4.5%, if you made unscheduled payments, if less than the guaranteed maximum charges were deducted or if you made no loans or withdrawals of cash value, the increase in the scheduled premium could be reduced, or possibly avoided. Generally, the Policy's scheduled premium will not increase if the Policy's sub-accounts have earned the daily equivalent of a constant annual net rate of return (after deduction of the mortality and expense risk charge and Eligible Fund fees and expenses) of 6% to 8%, depending on the insured's age at issue, sex and underwriting class, and: you have paid each scheduled premium (and have not used the Special Premium Option to skip payments); you have made no loans, partial withdrawals, partial surrenders or unscheduled payments; and all Policy charges including cost of insurance charges do not increase above their current levels. However, variations in the rate of return, even if it averages 6% to 8%, could cause a scheduled premium increase.

   If your scheduled premium increases and you do not wish to pay the higher amount, you may (i) lapse the Policy to variable paid-up insurance (if available under your Policy) or to a fixed-benefit lapse option, (ii) take a partial surrender to reduce the Policy's face amount and cash value and keep the scheduled premium at its initial level (as long as the remaining face amount meets our minimum face amount requirement), or (iii) reduce the Policy's face amount, without reducing the Policy's cash value (except by the amount of any Surrender Charge that applies).

   For a description of how the premium recalculation affects the Policy's tabular cash value, see "Tabular Cash Value".

                             OTHER POLICY FEATURES

TRANSFER OPTION

   The following paragraph is revised:


   We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Eligible Funds (I.E., the Clarion Global Real Estate Portfolio, Artio International Stock Portfolio, Loomis Sayles Small Cap Core Portfolio, Loomis Sayles Small Cap Growth Portfolio,

Morgan Stanley EAFE Index Portfolio, Neuberger Berman Genesis Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio, T. Rowe Price Small Cap Growth Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Invesco Small Cap Growth Portfolio, MFS Research International Portfolio, and American Funds Global Small Capitalization Fund--the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Eligible Funds, in a 12-month period there were,
(1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and
(3) two or more "round-trips" involving any portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Eligible Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Eligible Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Eligible Funds, we rely on the underlying Eligible Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.


                              TAX CONSIDERATIONS

INTRODUCTION

   The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

   IRS Circular 230 Notice: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. You should seek tax advice based on your particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy will satisfy the applicable requirements. There is additional uncertainty, however, with respect to Policies issued on a substandard risk or automatic issue basis and Policies with term riders added and it is not clear whether such Policies will in all cases satisfy the applicable requirements. We may take appropriate steps to bring the Policy into compliance with applicable requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

   In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Variable Account assets.


   In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements. If Eligible Fund shares are sold directly to either non-qualified plans or to tax-qualified plans that later lose their tax-qualified status, there may be adverse consequences under the diversification rules.


   The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

   IN GENERAL. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

   In the case of employer-owned life insurance as defined in section 101(j) of the Code, the amount excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to Policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel.

   The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

   Federal, state and local transfer, and other tax consequences of ownership or receipt of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these circumstances.

   Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

   MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

   If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years.

   To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments. This may be the case when the insured reaches very high ages, even if you have not made any unscheduled payments for the Policy. The point at which you may have to limit your scheduled premium payments will depend on the issue age, sex and underwriting class of the insured, investment experience and the amount of any unscheduled payments you have made. You may be able to limit payment of scheduled premiums by using the Special Premium Option, when it is available, or by allowing the Policy to lapse to paid-up insurance. (See "Special Premium Option" and "Default and Lapse Options".) A current or prospective Policy Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

      (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

      (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

      (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary. The foregoing exceptions generally do not apply to corporate Policy Owners.

   If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

   Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions.

   Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

   INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

   POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

   MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

   LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence.

   WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

   ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

   Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

   Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.


   The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the Federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the Federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011.


   During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. The maximum estate tax rate for 2007-2009 is 45%. The estate tax exemption is $2,000,000 for 2006-2008 and $3,500,000 in 2009.


   In general, the estate tax has been repealed for estates of decedents dying in 2010, but is scheduled to be reinstated in 2011 with an exemption of $1 million and a maximum rate of 55%. The generation-skipping transfer (GST) tax has also been repealed for 2010, and is scheduled to return in 2011, with an exemption of $1 million, plus inflation-indexed increases.

   During the repeal of the estate tax in 2010, the basis of assets received from a decedent generally will carry over from the decedent, rather than being stepped-up to date-of-death value.

   It is not known if Congress will enact permanent repeal of the estate and GST tax or will reinstate the estate tax or GST tax for 2010, and, if so, whether the reinstatement will be made retroactive to January 1, 2010. Please consult your tax adviser.

   The complexity of the tax law, along with uncertainty as to how it might be modified in 2010 and in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.


   OTHER TAX CONSIDERATIONS. The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.

   If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

   Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

   Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. In the case of a business owned Policy, the provisions of section 101(j) of the Code may limit the amount of the death benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

   Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

   GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax advisor should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split-dollar arrangement taxed under the economic benefit regime, there is risk that some portion of the Policy cash value may be taxed prior to any Policy distribution. If your split dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.

   In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

   Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

   ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policyowner is subject to that tax.

   PUERTO RICO. We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax adviser with respect to Puerto Rican tax law governing the Policies.

   POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

   TAX CREDITS AND DEDUCTIONS. NELICO may be entitled to certain tax benefits related to the assets of the Variable Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Variable Account or to Policy Owners since NELICO is the owner of the assets from which the tax benefits are derived.

NELICO'S INCOME TAXES

   Under current Federal income tax law NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for company Federal income taxes, except for the charge for federal taxes that is deducted from scheduled premiums and unscheduled payments. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

   Under current laws in several states we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                  MANAGEMENT

   The directors and executive officers of NELICO and their principal business experience:

                              DIRECTORS OF NELICO


     NAME AND PRINCIPAL
     BUSINESS ADDRESS                               PRINCIPAL BUSINESS EXPERIENCE
     ------------------       --------------------------------------------------------------------------
Michael K. Farrell***         Chairman of the Board, President and Chief Executive Officer of NELICO
                                since 2009. Director of NELICO since 2004 and Executive Vice
                                President of Metropolitan Life Insurance Company since 2005.

Peter M. Carlson**            Director, Executive Vice President and Chief Accounting Officer of NELICO
                                since 2009 and Executive Vice President and Chief Accounting Officer
                                of Metropolitan Life Insurance Company since 2009. Formerly
                                Executive Vice President and Corporate Controller of Wachovia
                                Corporation 2006-2009.

Todd B. Katz*******           Director of NELICO since 2009 and Executive Vice President of
                                Metropolitan Life Insurance Company since 2010. Formerly Senior
                                Vice President of Metropolitan Life Insurance Company 2005-2009.

Gene L. Lunman*****           Director of NELICO since 2006 and Senior Vice President of
                                Metropolitan Life Insurance Company since 2006. Formerly Vice
                                President of Metropolitan Life Insurance Company 2005-2006.

Louis J. Ragusa**             Director of NELICO since 2009 and Executive Vice President of
                                Metropolitan Life insurance Company since 2005.

Catherine M. Richmond*******  Director of NELICO since 2009 and Senior Vice President of
                                Metropolitan Life Insurance Company since 2004.

Michael J. Vietri****         Director of NELICO since 2005 and Executive Vice President of
                                Metropolitan Life Insurance Company since 2005.

                           EXECUTIVE OFFICERS OF NELICO OTHER THAN DIRECTORS

     NAME AND PRINCIPAL
     BUSINESS ADDRESS                               PRINCIPAL BUSINESS EXPERIENCE
     ------------------       --------------------------------------------------------------------------
Robert E. Sollmann, Jr.**     Executive Vice President of NELICO since 2009 and Executive Vice
                                President of Metropolitan Life Insurance Company since 2010.
                                Formerly Senior Vice President of Metropolitan Life Insurance
                                Company 1983-2009.

Brian Breneman*               Senior Vice President of NELICO since 2006 and Senior Vice President of Metropolitan Life Insurance Company since 2005.

William D. Cammarata******    Senior Vice President of NELICO since 2007 and Senior Vice President,
                                Financial Operations of Metropolitan Life Insurance Company since
                                2007.

Alan C. Leland, Jr.*          Senior Vice President of NELICO since 1996 and Vice President of
                                Metropolitan Life Insurance Company since 2000.

--------

      *The principal business address is 501 Boylston Street, Boston, MA 02116. **The principal business address is 1095 Avenue of the Americas, New York,
       NY 10036.
    *** The principal business address is 10 Park Avenue, Morristown, NJ 07962. **** The principal business address is 177 South Commons Drive, Aurora, IL
  60504.
  ***** The principal business address is 1300 Hall Boulevard, Bloomfield, CT 06002.
 ******18210 Crane Nest Dr., Tampa, FL 33647
*******501 Route 22, Bridgewater, NJ 08807

                    RESTRICTIONS ON FINANCIAL TRANSACTIONS

   Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                               TOLL-FREE NUMBERS

   For sub-account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call 1-800-200-2214.

   You may also call our Client TeleService Center at 1-800-388-4000 for current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or for information about other Policy transactions.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   The financial statements and financial highlights comprising each of the Sub-Accounts of New England Variable Life Separate Account included in this Prospectus Supplement, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The consolidated financial statements of New England Life Insurance Company (the "Company"), included in this Prospectus Supplement, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion on the consolidated financial statements and includes an explanatory paragraph referring to changes in the Company's method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009, its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and its method of accounting for income taxes as required by accounting guidance adopted on January 1, 2007). Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries ("MLIC"), incorporated in this Prospectus Supplement by reference to Post-effective Amendment No. 23/Amendment 47 to Registration Statement Nos. 033-57320/811-06025 appearing in the Statement of Additional Information on Form N-6 of Metropolitan Life Separate Account UL, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report (which report expresses an unqualified opinion on the consolidated financial statements and includes an explanatory paragraph referring to changes in MLIC's method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009, its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and its method of accounting for deferred acquisition costs and for income taxes as required by accounting guidance adopted on January 1, 2007), which are incorporated herein by reference. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.

                             FINANCIAL STATEMENTS

   The financial statements of the Variable Account and NELICO are included herein. The financial statements of NELICO should be considered only as bearing upon the ability of NELICO to meet its obligations under the Policy.


   MetLife entered into a net worth maintenance agreement with NELICO at the time MetLife merged with New England Mutual Life Insurance Company. Under the agreement, MetLife agreed, without limitation as to the amount, to cause NELICO to have certain minimum capital and surplus levels and liquidity necessary to enable it to meet its current obligations on a timely basis. MetLife and NELICO entered into the agreement in part to enhance and maintain the financial strength of NELICO as set forth in the agreement. Creditors of NELICO (including its policyholders) have certain rights under the agreement to enforce the provisions of the agreement through certain state insurance regulators. However, the agreement provides, among other things, that it does not provide any creditor of NELICO with recourse to or against any of the assets of MetLife. MetLife has the right to terminate the agreement upon thirty days written notice to NELICO. MetLife has agreed not to terminate the agreement unless one of certain designated events occur, including if NELICO attains a financial strength rating from Moody's Investors Service, Inc. without giving weight to the support of the agreement, that is the same as or better than its Moody's rating with such support. With respect to the net worth maintenance agreement, we are incorporating by reference into this prospectus supplement the financial statements of Metropolitan Life Insurance Company and subsidiaries for the year ended December 31, 2009, filed on April 16, 2010 in Post-Effective Amendment No. 23 to the Registration Statement on Form N-6 of Metropolitan Life Separate Account UL, File No. 033-57320, which means that these financial statements are legally part of this prospectus supplement. The filing can be viewed on the SEC's website at www.sec.gov. If you would like us to mail you a copy of the financial statements, call us at 1-800-200-2214. The financial statements of MetLife should be considered only as bearing on the ability of MetLife to meet its obligations under the net worth maintenance agreement.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
New England Variable Life Separate Account and Board of Directors of
New England Life Insurance Company

We have audited the accompanying statements of assets and liabilities of New England Variable Life Separate Account (the "Separate Account") of New England Life Insurance Company (the "Company") comprising each of the individual Sub-Accounts listed in Note 2 as of December 31, 2009, the related statements of operations and changes in net assets for each of the periods presented in the three years then ended, and the financial highlights in Note 7 for each of the periods presented in the five year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2009, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the Sub-Accounts constituting the Separate Account of the Company as of December 31, 2009, the result of their operations and changes in their net assets for each of the periods presented in the three years then ended, and the financial highlights for each of the periods presented in the five year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 31, 2010

This page is intentionally left blank.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

                                      MSF MSF BLACKROCK MSF BLACKROCK      MSF MFS
                            ZENITH EQUITY   BOND INCOME  MONEY MARKET TOTAL RETURN
                              SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT
                            ------------- ------------- ------------- ------------
ASSETS:
  Investments at fair value $ 443,654,080 $ 101,139,220 $ 257,541,092 $ 94,620,975
  Other receivables                    --            --        86,076           --
  Due from New England Life
     Insurance Company                 --            --            --           --
                            ------------- ------------- ------------- ------------
       Total Assets           443,654,080   101,139,220   257,627,168   94,620,975
                            ------------- ------------- ------------- ------------
LIABILITIES:
  Other payables                       35            --            --           --
  Due to New England Life
     Insurance Company             16,019        26,432       261,575        4,461
                            ------------- ------------- ------------- ------------
       Total Liabilities           16,054        26,432       261,575        4,461
                            ------------- ------------- ------------- ------------
NET ASSETS                  $ 443,638,026 $ 101,112,788 $ 257,365,593 $ 94,616,514
                            ============= ============= ============= ============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                            MSF MET/ARTISAN        MSF FI MSF LOOMIS SAYLES     MSF DAVIS
                              MID CAP VALUE VALUE LEADERS    SMALL CAP CORE VENTURE VALUE
                                SUB-ACCOUNT   SUB-ACCOUNT       SUB-ACCOUNT   SUB-ACCOUNT
                            --------------- ------------- ----------------- -------------
ASSETS:
  Investments at fair value    $ 94,144,166  $ 46,387,094     $ 117,248,118 $ 252,352,051
  Other receivables                      --            --                --            --
  Due from New England Life
     Insurance Company                   --            --                --            --
                            --------------- ------------- ----------------- -------------
       Total Assets              94,144,166    46,387,094       117,248,118   252,352,051
                            --------------- ------------- ----------------- -------------
LIABILITIES:
  Other payables                         --            --                39            11
  Due to New England Life
     Insurance Company               27,067        27,495            20,301        46,018
                            --------------- ------------- ----------------- -------------
       Total Liabilities             27,067        27,495            20,340        46,029
                            --------------- ------------- ----------------- -------------
NET ASSETS                     $ 94,117,099  $ 46,359,599     $ 117,227,778 $ 252,306,022
                            =============== ============= ================= =============

The accompanying notes are an integral part of these financial statements.

             MSF MSF WESTERN ASSET    MSF WESTERN ASSET
BLACKROCK LEGACY        MANAGEMENT MANAGEMENT STRATEGIC MSF FI MID CAP MSF JENNISON  MSF RUSSELL
LARGE CAP GROWTH   U.S. GOVERNMENT   BOND OPPORTUNITIES  OPPORTUNITIES       GROWTH   2000 INDEX
     SUB-ACCOUNT       SUB-ACCOUNT          SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
---------------- ----------------- -------------------- -------------- ------------ ------------
   $ 158,156,163       $ 8,959,605         $ 15,183,600   $ 16,881,545  $ 5,802,750 $ 19,339,408
              --                --                   --             --           --           --
              --                --                   --             --           --           --
---------------- ----------------- -------------------- -------------- ------------ ------------
     158,156,163         8,959,605           15,183,600     16,881,545    5,802,750   19,339,408
---------------- ----------------- -------------------- -------------- ------------ ------------
              45                --                   --             --           --           --
          25,439             9,803               18,642          4,554       13,309       15,514
---------------- ----------------- -------------------- -------------- ------------ ------------
          25,484             9,803               18,642          4,554       13,309       15,514
---------------- ----------------- -------------------- -------------- ------------ ------------
   $ 158,130,679       $ 8,949,802         $ 15,164,958   $ 16,876,991  $ 5,789,441 $ 19,323,894
================ ================= ==================== ============== ============ ============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                      MSF ARTIO   MSF BLACKROCK   MSF METLIFE MSF BARCLAYS CAPITAL
                            INTERNATIONAL STOCK STRATEGIC VALUE   STOCK INDEX AGGREGATE BOND INDEX
                                    SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT          SUB-ACCOUNT
                            ------------------- --------------- ------------- --------------------
ASSETS:
  Investments at fair value        $ 30,265,529    $ 34,016,929 $ 138,094,949         $ 28,177,249
  Other receivables                          --              --           195                   --
  Due from New England Life
     Insurance Company                       --              --            --                   --
                            ------------------- --------------- ------------- --------------------
       Total Assets                  30,265,529      34,016,929   138,095,144           28,177,249
                            ------------------- --------------- ------------- --------------------
LIABILITIES:
  Other payables                             --              --            --                  199
  Due to New England Life
     Insurance Company                   13,603           7,925        66,275               18,742
                            ------------------- --------------- ------------- --------------------
       Total Liabilities                 13,603           7,925        66,275               18,941
                            ------------------- --------------- ------------- --------------------
NET ASSETS                         $ 30,251,926    $ 34,009,004 $ 138,028,869         $ 28,158,308
                            =================== =============== ============= ====================

The accompanying notes are an integral part of these financial statements.

                                                                         MSF NEUBERGER
MSF MORGAN STANLEY         MSF METLIFE MSF LOOMIS SAYLES   MSF BLACKROCK        BERMAN
        EAFE INDEX MID CAP STOCK INDEX  SMALL CAP GROWTH LARGE CAP VALUE MID CAP VALUE MSF MFS VALUE
       SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
------------------ ------------------- ----------------- --------------- ------------- -------------
      $ 15,703,186        $ 16,731,289       $ 5,044,624    $ 10,024,039  $ 27,589,323  $ 11,696,202
                --                  --                --              --            --            --
                --                  --                --              --            --            --
------------------ ------------------- ----------------- --------------- ------------- -------------
        15,703,186          16,731,289         5,044,624      10,024,039    27,589,323    11,696,202
------------------ ------------------- ----------------- --------------- ------------- -------------
                --                  --                --              --            --            --
            19,794              23,540             3,121          11,554         8,518         8,468
------------------ ------------------- ----------------- --------------- ------------- -------------
            19,794              23,540             3,121          11,554         8,518         8,468
------------------ ------------------- ----------------- --------------- ------------- -------------
      $ 15,683,392        $ 16,707,749       $ 5,041,503    $ 10,012,485  $ 27,580,805  $ 11,687,734
================== =================== ================= =============== ============= =============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                            MSF T. ROWE PRICE MSF T. ROWE PRICE MSF OPPENHEIMER     MSF BLACKROCK
                             LARGE CAP GROWTH  SMALL CAP GROWTH   GLOBAL EQUITY AGGRESSIVE GROWTH
                                  SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT
                            ----------------- ----------------- --------------- -----------------
ASSETS:
  Investments at fair value       $ 6,999,145       $ 4,055,877     $ 6,838,191       $ 2,948,330
  Other receivables                        --                --              --                --
  Due from New England Life
     Insurance Company                     --                --              --                --
                            ----------------- ----------------- --------------- -----------------
       Total Assets                 6,999,145         4,055,877       6,838,191         2,948,330
                            ----------------- ----------------- --------------- -----------------
LIABILITIES:
  Other payables                           --                --              --                --
  Due to New England Life
     Insurance Company                 11,693            11,272           4,741             2,705
                            ----------------- ----------------- --------------- -----------------
       Total Liabilities               11,693            11,272           4,741             2,705
                            ----------------- ----------------- --------------- -----------------
NET ASSETS                        $ 6,987,452       $ 4,044,605     $ 6,833,450       $ 2,945,625
                            ================= ================= =============== =================

The accompanying notes are an integral part of these financial statements.

               MSF METLIFE         MSF METLIFE                               MSF METLIFE
MSF BLACKROCK CONSERVATIVE     CONSERVATIVE TO         MSF METLIFE           MODERATE TO           MSF METLIFE
  DIVERSIFIED   ALLOCATION MODERATE ALLOCATION MODERATE ALLOCATION AGGRESSIVE ALLOCATION AGGRESSIVE ALLOCATION
  SUB-ACCOUNT  SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
------------- ------------ ------------------- ------------------- --------------------- ---------------------
  $ 2,761,441  $ 4,034,384         $ 6,814,880        $ 33,237,543          $ 49,975,281           $ 6,672,538
           --           --                  --                  --                    --                    --
           --           --                  --                  --                    --               115,707
------------- ------------ ------------------- ------------------- --------------------- ---------------------
    2,761,441    4,034,384           6,814,880          33,237,543            49,975,281             6,788,245
------------- ------------ ------------------- ------------------- --------------------- ---------------------
           --           --                  --                  --                    --               118,864
       12,390        6,990              10,006              19,605                24,083                    --
------------- ------------ ------------------- ------------------- --------------------- ---------------------
       12,390        6,990              10,006              19,605                24,083               118,864
------------- ------------ ------------------- ------------------- --------------------- ---------------------
  $ 2,749,051  $ 4,027,394         $ 6,804,874        $ 33,217,938          $ 49,951,198           $ 6,669,381
============= ============ =================== =================== ===================== =====================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                                          AMERICAN FUNDS
                            AMERICAN FUNDS AMERICAN FUNDS   GLOBAL SMALL AMERICAN FUNDS
                                    GROWTH  GROWTH-INCOME CAPITALIZATION           BOND
                               SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                            -------------- -------------- -------------- --------------
ASSETS:
  Investments at fair value  $ 162,140,800   $ 97,450,062   $ 60,537,272   $ 11,511,910
  Other receivables                     --             --          7,493             --
  Due from New England Life
     Insurance Company                  --             --             --             --
                            -------------- -------------- -------------- --------------
       Total Assets            162,140,800     97,450,062     60,544,765     11,511,910
                            -------------- -------------- -------------- --------------
LIABILITIES:
  Other payables                     6,492          2,179             --             --
  Due to New England Life
     Insurance Company              73,372         39,857         23,847         11,087
                            -------------- -------------- -------------- --------------
       Total Liabilities            79,864         42,036         23,847         11,087
                            -------------- -------------- -------------- --------------
NET ASSETS                   $ 162,060,936   $ 97,408,026   $ 60,520,918   $ 11,500,823
                            ============== ============== ============== ==============

The accompanying notes are an integral part of these financial statements.

 FIDELITY VIP MIST T. ROWE PRICE   MIST PIMCO    MIST RCM MIST LAZARD     MIST MET/AIM
EQUITY-INCOME     MID CAP GROWTH TOTAL RETURN  TECHNOLOGY     MID CAP SMALL CAP GROWTH
  SUB-ACCOUNT        SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT      SUB-ACCOUNT
------------- ------------------ ------------ ----------- ----------- ----------------
 $ 93,852,035       $ 23,031,981 $ 78,734,110 $ 7,433,635 $ 5,919,435      $ 3,202,220
           --                 --          102          --          --               --
           --                 --           --          --          --               --
------------- ------------------ ------------ ----------- ----------- ----------------
   93,852,035         23,031,981   78,734,212   7,433,635   5,919,435        3,202,220
------------- ------------------ ------------ ----------- ----------- ----------------
           --                 --           --          --          --               --
       27,182             27,788       47,677      10,386      16,076           11,672
------------- ------------------ ------------ ----------- ----------- ----------------
       27,182             27,788       47,677      10,386      16,076           11,672
------------- ------------------ ------------ ----------- ----------- ----------------
 $ 93,824,853       $ 23,004,193 $ 78,686,535 $ 7,423,249 $ 5,903,359      $ 3,190,548
============= ================== ============ =========== =========== ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                      MIST                MIST           MIST      MIST MFS
                            HARRIS OAKMARK LEGG MASON PARTNERS CLARION GLOBAL      RESEARCH
                             INTERNATIONAL   AGGRESSIVE GROWTH    REAL ESTATE INTERNATIONAL
                               SUB-ACCOUNT         SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
                            -------------- ------------------- -------------- -------------
ASSETS:
  Investments at fair value   $ 42,549,462         $ 2,300,561   $ 16,844,410 $ 111,016,716
  Other receivables                     --                  --             --            --
  Due from New England Life
     Insurance Company                  --                  --             --            --
                            -------------- ------------------- -------------- -------------
       Total Assets             42,549,462           2,300,561     16,844,410   111,016,716
                            -------------- ------------------- -------------- -------------
LIABILITIES:
  Other payables                        --                  --             --           109
  Due to New England Life
     Insurance Company              21,983              14,707         11,555        32,246
                            -------------- ------------------- -------------- -------------
       Total Liabilities            21,983              14,707         11,555        32,355
                            -------------- ------------------- -------------- -------------
NET ASSETS                    $ 42,527,479         $ 2,285,854   $ 16,832,855 $ 110,984,361
                            ============== =================== ============== =============

The accompanying notes are an integral part of these financial statements.

                                                          MIST SSGA          MIST PIMCO
MIST LORD ABBETT     MIST OPPENHEIMER   MIST SSGA GROWTH AND INCOME INFLATION PROTECTED MIST LEGG MASON
  BOND DEBENTURE CAPITAL APPRECIATION  GROWTH ETF               ETF                BOND    VALUE EQUITY
     SUB-ACCOUNT          SUB-ACCOUNT SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT     SUB-ACCOUNT
---------------- -------------------- ----------- ----------------- ------------------- ---------------
    $ 34,422,248            $ 926,594 $ 2,140,828       $ 2,511,638        $ 11,189,437     $ 8,107,446
              --                   --          --                --                  --              --
              --                   --          --                --                  --              --
---------------- -------------------- ----------- ----------------- ------------------- ---------------
      34,422,248              926,594   2,140,828         2,511,638          11,189,437       8,107,446
---------------- -------------------- ----------- ----------------- ------------------- ---------------
              --                   --          --                --                  --              --
          17,830                1,489       5,023             1,206              10,146           5,544
---------------- -------------------- ----------- ----------------- ------------------- ---------------
          17,830                1,489       5,023             1,206              10,146           5,544
---------------- -------------------- ----------- ----------------- ------------------- ---------------
    $ 34,404,418            $ 925,105 $ 2,135,805       $ 2,510,432        $ 11,179,291     $ 8,101,902
================ ==================== =========== ================= =================== ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2009

                                              MIST BLACKROCK         MIST
                                              LARGE CAP CORE  JANUS FORTY
                                                 SUB-ACCOUNT  SUB-ACCOUNT
                                              -------------- ------------
ASSETS:
  Investments at fair value                      $ 2,304,222 $ 13,218,934
  Other receivables                                       --           --
  Due from New England Life Insurance Company             --           --
                                              -------------- ------------
       Total Assets                                2,304,222   13,218,934
                                              -------------- ------------
LIABILITIES:
  Other payables                                          --           --
  Due to New England Life Insurance Company            4,476       15,003
                                              -------------- ------------
       Total Liabilities                               4,476       15,003
                                              -------------- ------------
NET ASSETS                                       $ 2,299,746 $ 13,203,931
                                              ============== ============

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                            MSF ZENITH EQUITY
                                                                                  SUB-ACCOUNT
                                                           --------------------------------------------------
                                                                    2009                 2008            2007
                                                           ---------------- -------------------- ------------
INVESTMENT INCOME:
      Dividends                                             $ 22,503,833         $ 14,811,979     $ 5,502,763
                                                           ---------------- -------------------- ------------
EXPENSES:
      Mortality and expense risk charges                       2,299,879            3,237,441       4,386,637
                                                           ---------------- -------------------- ------------
        Total expenses                                         2,299,879            3,237,441       4,386,637
                                                           ---------------- -------------------- ------------
           Net investment income (loss)                       20,203,954           11,574,538       1,116,126
                                                           ---------------- -------------------- ------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                             55,665,388            3,786,789              --
      Realized gains (losses) on sale of investments         (19,006,022)          (6,273,958)      9,513,829
                                                           ---------------- -------------------- ------------
           Net realized gains (losses)                        36,659,366           (2,487,169)      9,513,829
                                                           ---------------- -------------------- ------------
      Change in unrealized gains (losses) on investments      47,389,321         (262,186,796)     23,411,344
                                                           ---------------- -------------------- ------------
      Net realized and change in unrealized gains (losses)
        on investments                                        84,048,687         (264,673,965)     32,925,173
                                                           ---------------- -------------------- ------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 104,252,641       $ (253,099,427)   $ 34,041,299
                                                           ================ ==================== ============

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

         MSF BLACKROCK BOND INCOME            MSF BLACKROCK MONEY MARKET
                SUB-ACCOUNT                              SUB-ACCOUNT
-------------------------------------------- -------------------------------------
       2009            2008             2007        2009        2008          2007
-------------- --------------- ------------- ----------- ----------- -------------
$ 7,542,694     $ 6,224,551      $ 4,328,987 $ 1,138,265 $ 7,536,207  $ 10,093,362
-------------- --------------- ------------- ----------- ----------- -------------
    510,231         587,147          679,178     435,131     458,574       427,655
-------------- --------------- ------------- ----------- ----------- -------------
    510,231         587,147          679,178     435,131     458,574       427,655
-------------- --------------- ------------- ----------- ----------- -------------
  7,032,463       5,637,404        3,649,809     703,134   7,077,633     9,665,707
-------------- --------------- ------------- ----------- ----------- -------------
         --              --               --          --          --            --
 (1,205,666)       (625,702)         127,546          --          --            --
-------------- --------------- ------------- ----------- ----------- -------------
 (1,205,666)       (625,702)         127,546          --          --            --
-------------- --------------- ------------- ----------- ----------- -------------
  3,263,289      (9,757,626)       3,398,540          --          --            --
-------------- --------------- ------------- ----------- ----------- -------------
  2,057,623     (10,383,328)       3,526,086          --          --            --
-------------- --------------- ------------- ----------- ----------- -------------
$ 9,090,086    $ (4,745,924)     $ 7,175,895   $ 703,134 $ 7,077,633   $ 9,665,707
============== =============== ============= =========== =========== =============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                           MSF MFS TOTAL RETURN
                                                                                    SUB-ACCOUNT
                                                           ------------------------------------------------------
                                                                   2009                    2008           2007
                                                           --------------- ----------------------- --------------
INVESTMENT INCOME:
      Dividends                                             $ 3,951,876             $ 4,079,839    $ 2,950,145
                                                           --------------- ----------------------- --------------
EXPENSES:
      Mortality and expense risk charges                        463,191                 591,083        754,803
                                                           --------------- ----------------------- --------------
        Total expenses                                          463,191                 591,083        754,803
                                                           --------------- ----------------------- --------------
           Net investment income (loss)                       3,488,685               3,488,756      2,195,342
                                                           --------------- ----------------------- --------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                    --               8,781,212      4,463,515
      Realized gains (losses) on sale of investments         (2,858,231)             (1,507,092)     1,902,142
                                                           --------------- ----------------------- --------------
           Net realized gains (losses)                       (2,858,231)              7,274,120      6,365,657
                                                           --------------- ----------------------- --------------
      Change in unrealized gains (losses) on investments     14,314,270             (38,572,100)    (3,417,410)
                                                           --------------- ----------------------- --------------
      Net realized and change in unrealized gains (losses)
        on investments                                       11,456,039             (31,297,980)     2,948,247
                                                           --------------- ----------------------- --------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 14,944,724           $ (27,809,224)   $ 5,143,589
                                                           =============== ======================= ==============

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

       MSF MET/ARTISAN MID CAP VALUE                               MSF FI VALUE LEADERS
                  SUB-ACCOUNT                                               SUB-ACCOUNT
--------------------------------------------------- -----------------------------------------------------
        2009             2008               2007           2009                    2008           2007
--------------- ---------------- ------------------ -------------- ----------------------- --------------
   $ 930,322        $ 467,429        $ 1,048,730    $ 1,218,006             $ 1,214,533      $ 809,095
--------------- ---------------- ------------------ -------------- ----------------------- --------------
     381,019          587,563            950,782        257,267                 381,700        548,087
--------------- ---------------- ------------------ -------------- ----------------------- --------------
     381,019          587,563            950,782        257,267                 381,700        548,087
--------------- ---------------- ------------------ -------------- ----------------------- --------------
     549,303         (120,134)            97,948        960,739                 832,833        261,008
--------------- ---------------- ------------------ -------------- ----------------------- --------------
          --       14,403,496         23,124,324             --               6,598,245      7,659,831
  (7,396,163)      (5,180,014)         8,964,547     (3,285,387)             (1,302,118)       584,957
--------------- ---------------- ------------------ -------------- ----------------------- --------------
  (7,396,163)       9,223,482         32,088,871     (3,285,387)              5,296,127      8,244,788
--------------- ---------------- ------------------ -------------- ----------------------- --------------
  35,315,264      (76,356,229)       (44,475,207)    10,535,765             (35,496,979)    (5,423,442)
--------------- ---------------- ------------------ -------------- ----------------------- --------------
  27,919,101      (67,132,747)       (12,386,336)     7,250,378             (30,200,852)     2,821,346
--------------- ---------------- ------------------ -------------- ----------------------- --------------
$ 28,468,404    $ (67,252,881)     $ (12,288,388)   $ 8,211,117           $ (29,368,019)   $ 3,082,354
=============== ================ ================== ============== ======================= ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                               MSF LOOMIS SAYLES SMALL CAP CORE
                                                                             SUB-ACCOUNT
                                                           --------------------------------------------------
                                                                   2009             2008              2007
                                                           --------------- ---------------- -----------------
INVESTMENT INCOME:
      Dividends                                               $ 300,451             $ --         $ 146,606
                                                           --------------- ---------------- -----------------
EXPENSES:
      Mortality and expense risk charges                        564,777          786,517         1,052,120
                                                           --------------- ---------------- -----------------
        Total expenses                                          564,777          786,517         1,052,120
                                                           --------------- ---------------- -----------------
           Net investment income (loss)                        (264,326)        (786,517)         (905,514)
                                                           --------------- ---------------- -----------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                    --       23,287,469        20,142,285
      Realized gains (losses) on sale of investments         (4,689,587)      (1,388,773)        3,068,217
                                                           --------------- ---------------- -----------------
           Net realized gains (losses)                       (4,689,587)      21,898,696        23,210,502
                                                           --------------- ---------------- -----------------
      Change in unrealized gains (losses) on investments     32,615,704      (81,893,826)       (3,427,252)
                                                           --------------- ---------------- -----------------
      Net realized and change in unrealized gains (losses)
        on investments                                       27,926,117      (59,995,130)       19,783,250
                                                           --------------- ---------------- -----------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 27,661,791    $ (60,781,647)     $ 18,877,736
                                                           =============== ================ =================

(a) For the period April 30, 2007 to December 31, 2007

The accompanying notes are an integral part of these financial statements.

                MSF DAVIS VENTURE VALUE                 MSF BLACKROCK LEGACY LARGE CAP GROWTH
                            SUB-ACCOUNT                                   SUB-ACCOUNT
------------------------------------------------------- ---------------------------------------------------
        2009                       2008            2007         2009             2008               2007
--------------- -------------------------- ------------ --------------- ---------------- ------------------
 $ 3,514,953                $ 4,307,292     $ 3,162,666    $ 935,287        $ 844,216          $ 431,640
--------------- -------------------------- ------------ --------------- ---------------- ------------------
   1,095,531                  1,608,658       2,172,613      794,822        1,087,618          1,322,272
--------------- -------------------------- ------------ --------------- ---------------- ------------------
   1,095,531                  1,608,658       2,172,613      794,822        1,087,618          1,322,272
--------------- -------------------------- ------------ --------------- ---------------- ------------------
   2,419,422                  2,698,634         990,053      140,465         (243,402)          (890,632)
--------------- -------------------------- ------------ --------------- ---------------- ------------------
          --                  1,792,988              --           --               --                 --
  (2,763,909)                 5,754,987       9,218,751   (1,172,590)       3,170,643         (5,770,805)
--------------- -------------------------- ------------ --------------- ---------------- ------------------
  (2,763,909)                 7,547,975       9,218,751   (1,172,590)       3,170,643         (5,770,805)
--------------- -------------------------- ------------ --------------- ---------------- ------------------
  62,159,517               (156,121,836)      5,528,444   44,308,123      (81,836,157)        42,663,606
--------------- -------------------------- ------------ --------------- ---------------- ------------------
  59,395,608               (148,573,861)     14,747,195   43,135,533      (78,665,514)        36,892,801
--------------- -------------------------- ------------ --------------- ---------------- ------------------
$ 61,815,030             $ (145,875,227)   $ 15,737,248 $ 43,275,998    $ (78,908,916)      $ 36,002,169
=============== ========================== ============ =============== ================ ==================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                           MSF WESTERN ASSET MANAGEMENT U.S. GOVERNMENT
                                                                        SUB-ACCOUNT
                                                           -----------------------------------------------
                                                                2009           2008                2007
                                                           ------------ -------------- -------------------
INVESTMENT INCOME:
      Dividends                                            $ 382,946      $ 360,258           $ 180,075
                                                           ------------ -------------- -------------------
EXPENSES:
      Mortality and expense risk charges                      29,527         25,561              48,445
                                                           ------------ -------------- -------------------
        Total expenses                                        29,527         25,561              48,445
                                                           ------------ -------------- -------------------
           Net investment income (loss)                      353,419        334,697             131,630
                                                           ------------ -------------- -------------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                 --             --                  --
      Realized gains (losses) on sale of investments         (58,466)       (32,547)            548,137
                                                           ------------ -------------- -------------------
           Net realized gains (losses)                       (58,466)       (32,547)            548,137
                                                           ------------ -------------- -------------------
      Change in unrealized gains (losses) on investments      42,855       (355,525)           (163,639)
                                                           ------------ -------------- -------------------
      Net realized and change in unrealized gains (losses)
        on investments                                       (15,611)      (388,072)            384,498
                                                           ------------ -------------- -------------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 337,808      $ (53,375)          $ 516,128
                                                           ============ ============== ===================

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

MSF WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES           MSF FI MID CAP OPPORTUNITIES
                SUB-ACCOUNT                                                   SUB-ACCOUNT
------------------------------------------------------------ ------------------------------------------------
       2009            2008                          2007           2009             2008             2007
-------------- --------------- ----------------------------- -------------- ---------------- ----------------
  $ 868,942       $ 578,046                     $ 410,391      $ 231,021        $ 106,067         $ 45,446
-------------- --------------- ----------------------------- -------------- ---------------- ----------------
     41,539          50,350                        62,240         73,869          128,417          181,049
-------------- --------------- ----------------------------- -------------- ---------------- ----------------
     41,539          50,350                        62,240         73,869          128,417          181,049
-------------- --------------- ----------------------------- -------------- ---------------- ----------------
    827,403         527,696                       348,151        157,152          (22,350)        (135,603)
-------------- --------------- ----------------------------- -------------- ---------------- ----------------
    383,518          85,286                        14,151             --               --               --
   (320,032)       (207,252)                      (87,287)      (847,290)         711,775        2,127,224
-------------- --------------- ----------------------------- -------------- ---------------- ----------------
     63,486        (121,966)                      (73,136)      (847,290)         711,775        2,127,224
-------------- --------------- ----------------------------- -------------- ---------------- ----------------
  2,695,652      (2,667,283)                      253,652      5,087,204      (18,180,195)         529,109
-------------- --------------- ----------------------------- -------------- ---------------- ----------------
  2,759,138      (2,789,249)                      180,516      4,239,914      (17,468,420)       2,656,333
-------------- --------------- ----------------------------- -------------- ---------------- ----------------
$ 3,586,541    $ (2,261,553)                    $ 528,667    $ 4,397,066    $ (17,490,770)     $ 2,520,730
============== =============== ============================= ============== ================ ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                          MSF JENNISON GROWTH
                                                                                  SUB-ACCOUNT
                                                           --------------------------------------------------
                                                                  2009                   2008         2007
                                                           -------------- ---------------------- ------------
INVESTMENT INCOME:
      Dividends                                                $ 9,003              $ 162,179     $ 33,839
                                                           -------------- ---------------------- ------------
EXPENSES:
      Mortality and expense risk charges                        19,598                 26,039       34,144
                                                           -------------- ---------------------- ------------
        Total expenses                                          19,598                 26,039       34,144
                                                           -------------- ---------------------- ------------
           Net investment income (loss)                        (10,595)               136,140         (305)
                                                           -------------- ---------------------- ------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                   --                559,259      283,769
      Realized gains (losses) on sale of investments          (329,827)               (51,557)     315,524
                                                           -------------- ---------------------- ------------
           Net realized gains (losses)                        (329,827)               507,702      599,293
                                                           -------------- ---------------------- ------------
      Change in unrealized gains (losses) on investments     1,985,020             (3,403,826)     241,138
                                                           -------------- ---------------------- ------------
      Net realized and change in unrealized gains (losses)
        on investments                                       1,655,193             (2,896,124)     840,431
                                                           -------------- ---------------------- ------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 1,644,598           $ (2,759,984)   $ 840,126
                                                           ============== ====================== ============

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

               MSF RUSSELL 2000 INDEX                        MSF ARTIO INTERNATIONAL STOCK
                          SUB-ACCOUNT                                   SUB-ACCOUNT
------------------------------------------------------ -------------------------------------------------
       2009                      2008          2007           2009             2008              2007
-------------- ------------------------- ------------- -------------- ---------------- -----------------
  $ 348,774                 $ 290,859     $ 268,946      $ 194,503      $ 1,235,182         $ 544,110
-------------- ------------------------- ------------- -------------- ---------------- -----------------
     68,827                    95,752       128,128        124,492          184,739           264,117
-------------- ------------------------- ------------- -------------- ---------------- -----------------
     68,827                    95,752       128,128        124,492          184,739           264,117
-------------- ------------------------- ------------- -------------- ---------------- -----------------
    279,947                   195,107       140,818         70,011        1,050,443           279,993
-------------- ------------------------- ------------- -------------- ---------------- -----------------
    474,926                 1,141,061     2,200,968             --        4,758,995         2,643,262
 (1,287,636)                 (902,672)    1,226,017       (916,141)         274,067         2,972,805
-------------- ------------------------- ------------- -------------- ---------------- -----------------
   (812,710)                  238,389     3,426,985       (916,141)       5,033,062         5,616,067
-------------- ------------------------- ------------- -------------- ---------------- -----------------
  4,554,390                (9,392,380)   (4,104,853)     6,441,300      (27,502,021)       (1,169,019)
-------------- ------------------------- ------------- -------------- ---------------- -----------------
  3,741,680                (9,153,991)     (677,868)     5,525,159      (22,468,959)        4,447,048
-------------- ------------------------- ------------- -------------- ---------------- -----------------
$ 4,021,627              $ (8,958,884)   $ (537,050)   $ 5,595,170    $ (21,418,516)      $ 4,727,041
============== ========================= ============= ============== ================ =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                 MSF BLACKROCK STRATEGIC VALUE
                                                                            SUB-ACCOUNT
                                                           --------------------------------------------------
                                                                  2009             2008               2007
                                                           -------------- ---------------- ------------------
INVESTMENT INCOME:
      Dividends                                              $ 357,958        $ 274,980          $ 220,789
                                                           -------------- ---------------- ------------------
EXPENSES:
      Mortality and expense risk charges                       129,889          216,757            325,408
                                                           -------------- ---------------- ------------------
        Total expenses                                         129,889          216,757            325,408
                                                           -------------- ---------------- ------------------
           Net investment income (loss)                        228,069           58,223           (104,619)
                                                           -------------- ---------------- ------------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                   --        4,989,492          8,479,929
      Realized gains (losses) on sale of investments        (3,770,828)      (3,159,440)         4,161,467
                                                           -------------- ---------------- ------------------
           Net realized gains (losses)                      (3,770,828)       1,830,052         12,641,396
                                                           -------------- ---------------- ------------------
      Change in unrealized gains (losses) on investments     7,372,568      (24,366,834)       (15,003,565)
                                                           -------------- ---------------- ------------------
      Net realized and change in unrealized gains (losses)
        on investments                                       3,601,740      (22,536,782)        (2,362,169)
                                                           -------------- ---------------- ------------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 3,829,809    $ (22,478,559)      $ (2,466,788)
                                                           ============== ================ ==================

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

                MSF METLIFE STOCK INDEX                 MSF BARCLAYS CAPITAL AGGREGATE BOND INDEX
                            SUB-ACCOUNT                                SUB-ACCOUNT
------------------------------------------------------- ---------------------------------------
        2009                       2008            2007        2009           2008      2007
--------------- -------------------------- ------------ -------------- ----------- ------------
 $ 3,542,365                $ 3,545,673     $ 2,398,288 $ 1,749,445    $ 1,328,949 $1,404,882
--------------- -------------------------- ------------ -------------- ------------------------
     685,777                    989,797       1,332,854      87,216         97,620    95,544
--------------- -------------------------- ------------ -------------- ----------- ------------
     685,777                    989,797       1,332,854      87,216         97,620    95,544
--------------- -------------------------- ------------ -------------- ----------- ------------
   2,856,588                  2,555,876       1,065,434   1,662,229      1,231,329 1,309,338
--------------- -------------------------- ------------ -------------- ----------- ------------
   2,648,340                  7,604,535       4,661,979          --             --        --
  (5,627,390)                  (987,098)      3,177,430      83,650        105,937  (421,410)
--------------- -------------------------- ------------ -------------- ----------- ------------
  (2,979,050)                 6,617,437       7,839,409      83,650        105,937  (421,410)
--------------- -------------------------- ------------ -------------- ----------- ------------
  30,593,036                (87,948,781)      1,523,885    (411,186)       259,517   905,709
--------------- -------------------------- ------------ -------------- ----------- ------------
  27,613,986                (81,331,344)      9,363,294    (327,536)       365,454   484,299
--------------- -------------------------- ------------ -------------- ----------- ------------
$ 30,470,574              $ (78,775,468)   $ 10,428,728 $ 1,334,693    $ 1,596,783 $1,793,637
=============== ========================== ============ ============== =========== ============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                MSF MORGAN STANLEY EAFE INDEX
                                                                           SUB-ACCOUNT
                                                           -----------------------------------------
                                                                  2009            2008         2007
                                                           -------------- --------------- ----------
INVESTMENT INCOME:
      Dividends                                              $ 585,842       $ 556,471    $ 410,461
                                                           -------------- --------------- ----------
EXPENSES:
      Mortality and expense risk charges                        47,199          65,961       77,728
                                                           -------------- --------------- ----------
        Total expenses                                          47,199          65,961       77,728
                                                           -------------- --------------- ----------
           Net investment income (loss)                        538,643         490,510      332,733
                                                           -------------- --------------- ----------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                               95,113         768,845      218,913
      Realized gains (losses) on sale of investments        (1,050,194)        (87,879)   1,209,367
                                                           -------------- --------------- ----------
           Net realized gains (losses)                        (955,081)        680,966    1,428,280
                                                           -------------- --------------- ----------
      Change in unrealized gains (losses) on investments     3,934,370     (10,933,450)     230,293
                                                           -------------- --------------- ----------
      Net realized and change in unrealized gains (losses)
        on investments                                       2,979,289     (10,252,484)   1,658,573
                                                           -------------- --------------- ----------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 3,517,932    $ (9,761,974)   $1,991,306
                                                           ============== =============== ==========

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

   MSF METLIFE MID CAP STOCK INDEX              MSF LOOMIS SAYLES SMALL CAP GROWTH
                SUB-ACCOUNT                                     SUB-ACCOUNT
----------------------------------------------- ------------------------------------------
       2009            2008             2007           2009            2008        2007
-------------- --------------- ---------------- -------------- --------------- -----------
  $ 254,880       $ 237,507        $ 145,663           $ --            $ --        $ --
-------------- --------------- ---------------- -------------- --------------- -----------
     49,730          60,565           72,303         11,201          17,260      26,810
-------------- --------------- ---------------- -------------- --------------- -----------
     49,730          60,565           72,303         11,201          17,260      26,810
-------------- --------------- ---------------- -------------- --------------- -----------
    205,150         176,942           73,360        (11,201)        (17,260)    (26,810)
-------------- --------------- ---------------- -------------- --------------- -----------
    560,736       1,565,275          780,511             --         565,702     510,107
   (683,205)       (262,769)         656,349       (351,981)       (391,858)    304,907
-------------- --------------- ---------------- -------------- --------------- -----------
   (122,469)      1,302,506        1,436,860       (351,981)        173,844     815,014
-------------- --------------- ---------------- -------------- --------------- -----------
  4,498,855      (8,292,595)        (229,825)     1,403,954      (2,800,793)   (481,667)
-------------- --------------- ---------------- -------------- --------------- -----------
  4,376,386      (6,990,089)       1,207,035      1,051,973      (2,626,949)    333,347
-------------- --------------- ---------------- -------------- --------------- -----------
$ 4,581,536    $ (6,813,147)     $ 1,280,395    $ 1,040,772    $ (2,644,209)   $306,537
============== =============== ================ ============== =============== ===========

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                MSF BLACKROCK LARGE CAP VALUE
                                                                           SUB-ACCOUNT
                                                           ------------------------------------------
                                                                  2009            2008        2007
                                                           -------------- --------------- -----------
INVESTMENT INCOME:
      Dividends                                              $ 146,234        $ 89,531    $101,926
                                                           -------------- --------------- -----------
EXPENSES:
      Mortality and expense risk charges                        30,784          35,813      36,677
                                                           -------------- --------------- -----------
        Total expenses                                          30,784          35,813      36,677
                                                           -------------- --------------- -----------
           Net investment income (loss)                        115,450          53,718      65,249
                                                           -------------- --------------- -----------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                   --         173,636     387,606
      Realized gains (losses) on sale of investments          (861,988)       (316,157)    359,624
                                                           -------------- --------------- -----------
           Net realized gains (losses)                        (861,988)       (142,521)    747,230
                                                           -------------- --------------- -----------
      Change in unrealized gains (losses) on investments     1,899,580      (4,506,164)   (599,618)
                                                           -------------- --------------- -----------
      Net realized and change in unrealized gains (losses)
        on investments                                       1,037,592      (4,648,685)    147,612
                                                           -------------- --------------- -----------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 1,153,042    $ (4,594,967)   $212,861
                                                           ============== =============== ===========

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

 MSF NEUBERGER BERMAN MID CAP VALUE                           MSF MFS VALUE
                 SUB-ACCOUNT                                    SUB-ACCOUNT
---------------------------------------------- ---------------------------------------------
       2009             2008           2007           2009             2008          2007
-------------- ----------------  ------------- -------------- ---------------- -------------
  $ 359,740        $ 275,511      $ 223,989           $ --        $ 199,973     $ 107,958
-------------- ---------------- -------------- -------------- ---------------- -------------
     91,321          137,772        186,043         28,944           34,250        48,197
-------------- ----------------  ------------- -------------- ---------------- -------------
     91,321          137,772        186,043         28,944           34,250        48,197
-------------- ----------------  ------------- -------------- ---------------- -------------
    268,419          137,739         37,946        (28,944)         165,723        59,761
-------------- ----------------  ------------- -------------- ---------------- -------------
      7,159          395,700      1,205,537             --        2,240,549       377,407
 (1,879,319)        (674,625)     1,141,912       (358,257)      (2,858,619)      458,712
-------------- ----------------  ------------- -------------- ---------------- -------------
 (1,872,160)        (278,925)     2,347,449       (358,257)        (618,070)      836,119
-------------- ----------------  ------------- -------------- ---------------- -------------
 10,630,614      (18,036,491)    (1,353,621)     2,390,394       (3,668,833)   (1,411,253)
-------------- ----------------  ------------- -------------- ---------------- -------------
  8,758,454      (18,315,416)       993,828      2,032,137       (4,286,903)     (575,134)
-------------- ----------------  ------------- -------------- ---------------- -------------
$ 9,026,873    $ (18,177,677)    $1,031,774    $ 2,003,193     $ (4,121,180)   $ (515,373)
============== ================ ============== ============== ================ =============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                           MSF T. ROWE PRICE LARGE CAP GROWTH
                                                                           SUB-ACCOUNT
                                                           -----------------------------------------
                                                                  2009            2008       2007
                                                           -------------- --------------- ----------
INVESTMENT INCOME:
      Dividends                                               $ 38,646        $ 40,324    $30,054
                                                           -------------- --------------------------
EXPENSES:
      Mortality and expense risk charges                        24,262          30,245     32,838
                                                           -------------- --------------- ----------
        Total expenses                                          24,262          30,245     32,838
                                                           -------------- --------------- ----------
           Net investment income (loss)                         14,384          10,079     (2,784)
                                                           -------------- --------------- ----------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                   --         385,603     59,691
      Realized gains (losses) on sale of investments          (486,706)       (183,295)   282,606
                                                           -------------- --------------- ----------
           Net realized gains (losses)                        (486,706)        202,308    342,297
                                                           -------------- --------------- ----------
      Change in unrealized gains (losses) on investments     2,672,522      (3,914,385)   220,924
                                                           -------------- --------------- ----------
      Net realized and change in unrealized gains (losses)
        on investments                                       2,185,816      (3,712,077)   563,221
                                                           -------------- --------------- ----------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 2,200,200    $ (3,701,998)   $560,437
                                                           ============== =============== ==========

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

MSF T. ROWE PRICE SMALL CAP GROWTH                 MSF OPPENHEIMER GLOBAL EQUITY
                SUB-ACCOUNT                                   SUB-ACCOUNT
--------------------------------------------- ---------------------------------------------
       2009            2008           2007           2009            2008           2007
-------------- --------------- -------------- -------------- ---------------     ----------
   $ 11,161            $ --           $ --      $ 128,078       $ 138,008       $ 67,589
-------------- --------------- -------------- -------------- --------------- --------------
     12,713          17,563         18,437         16,888          21,781         24,863
-------------- --------------- -------------- -------------- --------------- --------------
     12,713          17,563         18,437         16,888          21,781         24,863
-------------- --------------- -------------- -------------- --------------- --------------
     (1,552)        (17,563)       (18,437)       111,190         116,227         42,726
-------------- --------------- -------------- -------------- --------------- --------------
     87,694         740,694             --             --         238,499         88,174
   (308,359)       (456,269)       153,641       (614,945)       (335,695)       266,756
-------------- --------------- -------------- -------------- --------------- --------------
   (220,665)        284,425        153,641       (614,945)        (97,196)       354,930
-------------- --------------- -------------- -------------- --------------- --------------
  1,385,648      (2,161,556)       266,932      2,262,131      (3,021,442)       (64,091)
-------------- --------------- -------------- -------------- --------------- --------------
  1,164,983      (1,877,131)       420,573      1,647,186      (3,118,638)       290,839
-------------- --------------- -------------- -------------- --------------- --------------
$ 1,163,431    $ (1,894,694)     $ 402,136    $ 1,758,376    $ (3,002,411)     $ 333,565
============== =============== ============== ============== =============== ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                            MSF BLACKROCK AGGRESSIVE GROWTH
                                                                         SUB-ACCOUNT
                                                           ---------------------------------------
                                                                2009            2008       2007
                                                           ------------ --------------- ----------
INVESTMENT INCOME:
      Dividends                                              $ 4,109            $ --       $ --
                                                           ------------ --------------- ----------
EXPENSES:
      Mortality and expense risk charges                       8,294           9,077      6,542
                                                           ------------ --------------- ----------
        Total expenses                                         8,294           9,077      6,542
                                                           ------------ --------------- ----------
           Net investment income (loss)                       (4,185)         (9,077)    (6,542)
                                                           ------------ --------------- ----------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                 --              --         --
      Realized gains (losses) on sale of investments        (136,473)       (124,422)    83,010
                                                           ------------ --------------- ----------
           Net realized gains (losses)                      (136,473)       (124,422)    83,010
                                                           ------------ --------------- ----------
      Change in unrealized gains (losses) on investments     992,740      (1,277,160)   210,386
                                                           ------------ --------------- ----------
      Net realized and change in unrealized gains (losses)
        on investments                                       856,267      (1,401,582)   293,396
                                                           ------------ --------------- ----------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 852,082    $ (1,410,659)   $286,854
                                                           ============ =============== ==========

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

             MSF BLACKROCK DIVERSIFIED                 MSF METLIFE CONSERVATIVE ALLOCATION
                           SUB-ACCOUNT                              SUB-ACCOUNT
------------------------------------------------------ ----------------------------------------------
     2009                         2008         2007         2009           2008               2007
------------ ---------------------------- ------------ ------------ -------------- ------------------
$ 148,753                     $ 91,130     $ 80,791    $ 140,649       $ 35,432               $ --
------------ ---------------------------- ------------ ------------ -------------- ------------------
    6,981                        8,576       10,216       15,017         11,357              7,484
------------ ---------------------------- ------------ ------------ -------------- ------------------
    6,981                        8,576       10,216       15,017         11,357              7,484
------------ ---------------------------- ------------ ------------ -------------- ------------------
  141,772                       82,554       70,575      125,632         24,075             (7,484)
------------ ---------------------------- ------------ ------------ -------------- ------------------
       --                       35,473           --       26,470         25,431                837
 (162,929)                     (91,536)     122,433     (100,275)       (44,955)            79,400
------------ ---------------------------- ------------ ------------ -------------- ------------------
 (162,929)                     (56,063)     122,433      (73,805)       (19,524)            80,237
------------ ---------------------------- ------------ ------------ -------------- ------------------
  500,258                     (959,063)     (15,315)     733,354       (511,558)            26,176
------------ ---------------------------- ------------ ------------ -------------- ------------------
  337,329                   (1,015,126)     107,118      659,549       (531,082)           106,413
------------ ---------------------------- ------------ ------------ -------------- ------------------
$ 479,101                   $ (932,572)   $ 177,693    $ 785,181     $ (507,007)          $ 98,929
============ ============================ ============ ============ ============== ==================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                           MSF METLIFE CONSERVATIVE TO MODERATE ALLOCATION
                                                                          SUB-ACCOUNT
                                                           --------------------------------------------------
                                                                  2009           2008                 2007
                                                           -------------- -------------- --------------------
INVESTMENT INCOME:
      Dividends                                              $ 154,299       $ 43,814                 $ --
                                                           -------------- -------------- --------------------
EXPENSES:
      Mortality and expense risk charges                        13,995          9,248                6,272
                                                           -------------- -------------- --------------------
        Total expenses                                          13,995          9,248                6,272
                                                           -------------- -------------- --------------------
           Net investment income (loss)                        140,304         34,566               (6,272)
                                                           -------------- -------------- --------------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                               32,221         37,687                4,518
      Realized gains (losses) on sale of investments          (207,158)       (76,283)              93,567
                                                           -------------- -------------- --------------------
           Net realized gains (losses)                        (174,937)       (38,596)              98,085
                                                           -------------- -------------- --------------------
      Change in unrealized gains (losses) on investments     1,108,260       (880,887)              42,349
                                                           -------------- -------------- --------------------
      Net realized and change in unrealized gains (losses)
        on investments                                         933,323       (919,483)             140,434
                                                           -------------- -------------- --------------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 1,073,627     $ (884,917)           $ 134,162
                                                           ============== ============== ====================

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

   MSF METLIFE MODERATE ALLOCATION            MSF METLIFE MODERATE TO AGGRESSIVE ALLOCATION
                SUB-ACCOUNT                                     SUB-ACCOUNT
--------------------------------------------- ------------------------------------------------
       2009            2008           2007            2009             2008            2007
-------------- --------------- -------------- --------------- ---------------- ---------------
  $ 908,370       $ 277,332       $ 46,442     $ 1,160,829        $ 353,956        $ 69,019
-------------- --------------- -------------- --------------- ---------------- ---------------
     77,501          72,750         55,629         114,336          116,324          92,683
-------------- --------------- -------------- --------------- ---------------- ---------------
     77,501          72,750         55,629         114,336          116,324          92,683
-------------- --------------- -------------- --------------- ---------------- ---------------
    830,869         204,582         (9,187)      1,046,493          237,632         (23,664)
-------------- --------------- -------------- --------------- ---------------- ---------------
    437,363         337,622         32,152         568,569          655,750          39,440
 (1,105,983)       (506,792)       340,089      (2,273,610)      (1,301,360)        600,792
-------------- --------------- -------------- --------------- ---------------- ---------------
   (668,620)       (169,170)       372,241      (1,705,041)        (645,610)        640,232
-------------- --------------- -------------- --------------- ---------------- ---------------
  6,762,521      (9,079,190)       434,465      11,742,977      (18,090,727)        110,236
-------------- --------------- -------------- --------------- ---------------- ---------------
  6,093,901      (9,248,360)       806,706      10,037,936      (18,736,337)        750,468
-------------- --------------- -------------- --------------- ---------------- ---------------
$ 6,924,770    $ (9,043,778)     $ 797,519    $ 11,084,429    $ (18,498,705)      $ 726,804
============== =============== ============== =============== ================ ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                            MSF METLIFE AGGRESSIVE ALLOCATION
                                                                           SUB-ACCOUNT
                                                           ---------------------------------------------
                                                                  2009            2008           2007
                                                           -------------- --------------- --------------
INVESTMENT INCOME:
      Dividends                                              $ 131,764        $ 48,840       $ 15,959
                                                           -------------- --------------- --------------
EXPENSES:
      Mortality and expense risk charges                        17,188          21,390         23,833
                                                           -------------- --------------- --------------
        Total expenses                                          17,188          21,390         23,833
                                                           -------------- --------------- --------------
           Net investment income (loss)                        114,576          27,450         (7,874)
                                                           -------------- --------------- --------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                9,558         178,696         10,196
      Realized gains (losses) on sale of investments          (473,411)       (375,221)       107,011
                                                           -------------- --------------- --------------
           Net realized gains (losses)                        (463,853)       (196,525)       117,207
                                                           -------------- --------------- --------------
      Change in unrealized gains (losses) on investments     1,916,286      (2,999,497)       (66,432)
                                                           -------------- --------------- --------------
      Net realized and change in unrealized gains (losses)
        on investments                                       1,452,433      (3,196,022)        50,775
                                                           -------------- --------------- --------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 1,567,009    $ (3,168,572)      $ 42,901
                                                           ============== =============== ==============

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

                AMERICAN FUNDS GROWTH                            AMERICAN FUNDS GROWTH-INCOME
                          SUB-ACCOUNT                                      SUB-ACCOUNT
-------------------------------------------------------- ----------------------------------------------
        2009                     2008            2007            2009             2008          2007
--------------- ------------------------ --------------- --------------- ---------------- -------------
   $ 918,218              $ 1,556,556     $ 1,808,360     $ 1,361,988      $ 1,921,383    $2,024,719
--------------- ------------------------ --------------- --------------- ---------------- -------------
     511,448                  744,417         931,420         272,271          376,200       467,907
--------------- ------------------------ --------------- --------------- ---------------- -------------
     511,448                  744,417         931,420         272,271          376,200       467,907
--------------- ------------------------ --------------- --------------- ---------------- -------------
     406,770                  812,139         876,940       1,089,717        1,545,183     1,556,812
--------------- ------------------------ --------------- --------------- ---------------- -------------
          --               21,792,018      15,721,386              --        7,275,526     4,240,718
  (6,120,064)                 458,009      13,121,698      (3,325,856)        (689,543)    4,528,995
--------------- ------------------------ --------------- --------------- ---------------- -------------
  (6,120,064)              22,250,027      28,843,084      (3,325,856)       6,585,983     8,769,713
--------------- ------------------------ --------------- --------------- ---------------- -------------
  52,353,013             (125,330,285)     (4,084,594)     25,593,693      (58,119,608)   (4,583,687)
--------------- ------------------------ --------------- --------------- ---------------- -------------
  46,232,949             (103,080,258)     24,758,490      22,267,837      (51,533,625)    4,186,026
--------------- ------------------------ --------------- --------------- ---------------- -------------
$ 46,639,719           $ (102,268,119)   $ 25,635,430    $ 23,357,554    $ (49,988,442)   $5,742,838
=============== ======================== =============== =============== ================ =============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                           AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
                                                                             SUB-ACCOUNT
                                                           --------------------------------------------
                                                                   2009             2008           2007
                                                           --------------- ----------------  ----------
INVESTMENT INCOME:
      Dividends                                               $ 137,174             $ --     $2,390,291
                                                           --------------- ---------------- -----------
EXPENSES:
      Mortality and expense risk charges                        192,010          278,181        352,106
                                                           --------------- ----------------  ----------
        Total expenses                                          192,010          278,181        352,106
                                                           --------------- ----------------  ----------
           Net investment income (loss)                         (54,836)        (278,181)     2,038,185
                                                           --------------- ----------------  ----------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                    --        9,590,058      6,097,376
      Realized gains (losses) on sale of investments         (3,601,127)      (1,074,770)     4,426,929
                                                           --------------- ----------------  ----------
           Net realized gains (losses)                       (3,601,127)       8,515,288     10,524,305
                                                           --------------- ----------------  ----------
      Change in unrealized gains (losses) on investments     26,946,229      (56,146,086)     1,634,253
                                                           --------------- ----------------  ----------
      Net realized and change in unrealized gains (losses)
        on investments                                       23,345,102      (47,630,798)    12,158,558
                                                           --------------- ----------------  ----------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 23,290,266    $ (47,908,979)   $14,196,743
                                                           =============== ================ ===========

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

               AMERICAN FUNDS BOND                                 FIDELITY VIP EQUITY-INCOME
                       SUB-ACCOUNT                                                SUB-ACCOUNT
-------------------------------------------------- ------------------------------------------------------------
       2009                   2008         2007            2009                          2008           2007
-------------- ---------------------- ------------ --------------- ----------------------------- --------------
  $ 347,791              $ 548,142    $ 602,879     $ 1,881,804                   $ 3,014,160    $ 3,064,817
-------------- ---------------------- ------------ --------------- ----------------------------- --------------
     37,971                 38,925       29,462         480,664                       735,886      1,045,345
-------------- ---------------------- ------------ --------------- ----------------------------- --------------
     37,971                 38,925       29,462         480,664                       735,886      1,045,345
-------------- ---------------------- ------------ --------------- ----------------------------- --------------
    309,820                509,217      573,417       1,401,140                     2,278,274      2,019,472
-------------- ---------------------- ------------ --------------- ----------------------------- --------------
         --                 23,854           --              --                       133,588     13,515,291
   (214,520)              (154,657)      35,969      (6,463,819)                   (3,516,318)     2,864,369
-------------- ---------------------- ------------ --------------- ----------------------------- --------------
   (214,520)              (130,803)      35,969      (6,463,819)                   (3,382,730)    16,379,660
-------------- ---------------------- ------------ --------------- ----------------------------- --------------
  1,122,817             (1,316,561)    (437,728)     26,930,907                   (63,561,281)   (16,083,412)
-------------- ---------------------- ------------ --------------- ----------------------------- --------------
    908,297             (1,447,364)    (401,759)     20,467,088                   (66,944,011)       296,248
-------------- ---------------------- ------------ --------------- ----------------------------- --------------
$ 1,218,117             $ (938,147)   $ 171,658    $ 21,868,228                 $ (64,665,737)   $ 2,315,720
============== ====================== ============ =============== ============================= ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                MIST T. ROWE PRICE MID CAP GROWTH
                                                                            SUB-ACCOUNT
                                                           ---------------------------------------------------
                                                                    2009             2008                2007
                                                           -------------- ---------------- -------------------
INVESTMENT INCOME:
      Dividends                                                   $ --         $ 15,074            $ 54,866
                                                           -------------- ---------------- -------------------
EXPENSES:
      Mortality and expense risk charges                        72,931           91,996             101,197
                                                           -------------- ---------------- -------------------
        Total expenses                                          72,931           91,996             101,197
                                                           -------------- ---------------- -------------------
           Net investment income (loss)                        (72,931)         (76,922)            (46,331)
                                                           -------------- ---------------- -------------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                   --        2,649,171           1,046,424
      Realized gains (losses) on sale of investments          (848,226)        (518,520)          1,737,033
                                                           -------------- ---------------- -------------------
           Net realized gains (losses)                        (848,226)       2,130,651           2,783,457
                                                           -------------- ---------------- -------------------
      Change in unrealized gains (losses) on investments     8,055,334      (12,799,749)            895,981
                                                           -------------- ---------------- -------------------
      Net realized and change in unrealized gains (losses)
        on investments                                       7,207,108      (10,669,098)          3,679,438
                                                           -------------- ---------------- -------------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 7,134,177    $ (10,746,020)        $ 3,633,107
                                                           ============== ================ ===================

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

             MIST PIMCO TOTAL RETURN                               MIST RCM TECHNOLOGY
                         SUB-ACCOUNT                                       SUB-ACCOUNT
--------------------------------------------------- ----------------------------------------------------
        2009                    2008           2007        2009                   2008           2007
------------ -------------------------- ----------- -------------- ---------------------- --------------
 $ 5,353,263             $ 2,434,587    $ 1,944,178        $ --              $ 758,950           $ --
------------ -------------------------- ----------- -------------- ---------------------- --------------
     268,365                 229,754        203,511      20,200                 21,246         18,206
------------ -------------------------- ----------- -------------- ---------------------- --------------
     268,365                 229,754        203,511      20,200                 21,246         18,206
------------ -------------------------- ----------- -------------- ---------------------- --------------
   5,084,898               2,204,833      1,740,667     (20,200)               737,704        (18,206)
------------ -------------------------- ----------- -------------- ---------------------- --------------
   3,035,079               1,481,179             --          --              1,583,543        151,685
      66,478                  33,875         35,653    (419,666)              (438,483)       502,076
------------ -------------------------- ----------- -------------- ---------------------- --------------
   3,101,557               1,515,054         35,653    (419,666)             1,145,060        653,761
------------ -------------------------- ----------- -------------- ---------------------- --------------
   3,644,992              (3,610,480)     2,098,892   3,015,676             (5,060,257)       595,431
------------ -------------------------- ----------- -------------- ---------------------- --------------
   6,746,549              (2,095,426)     2,134,545   2,596,010             (3,915,197)     1,249,192
------------ -------------------------- ----------- -------------- ---------------------- --------------
$ 11,831,447               $ 109,407    $ 3,875,212 $ 2,575,810           $ (3,177,493)   $ 1,230,986
============ ========================== =========== ============== ====================== ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                          MIST LAZARD MID CAP
                                                                                  SUB-ACCOUNT
                                                           ---------------------------------------------------
                                                                  2009                   2008          2007
                                                           -------------- ---------------------- -------------
INVESTMENT INCOME:
      Dividends                                               $ 70,934               $ 91,693      $ 57,415
                                                           -------------- ---------------------- -------------
EXPENSES:
      Mortality and expense risk charges                        19,542                 29,993        41,294
                                                           -------------- ---------------------- -------------
        Total expenses                                          19,542                 29,993        41,294
                                                           -------------- ---------------------- -------------
           Net investment income (loss)                         51,392                 61,700        16,121
                                                           -------------- ---------------------- -------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                   --                558,618       786,878
      Realized gains (losses) on sale of investments          (818,312)              (616,394)       35,802
                                                           -------------- ---------------------- -------------
           Net realized gains (losses)                        (818,312)               (57,776)      822,680
                                                           -------------- ---------------------- -------------
      Change in unrealized gains (losses) on investments     2,418,051             (3,177,298)   (1,252,571)
                                                           -------------- ---------------------- -------------
      Net realized and change in unrealized gains (losses)
        on investments                                       1,599,739             (3,235,074)     (429,891)
                                                           -------------- ---------------------- -------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 1,651,131           $ (3,173,374)   $ (413,770)
                                                           ============== ====================== =============

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

     MIST MET/AIM SMALL CAP GROWTH               MIST HARRIS OAKMARK INTERNATIONAL
                SUB-ACCOUNT                                     SUB-ACCOUNT
--------------------------------------------- --------------------------------------------------
       2009            2008           2007            2009             2008              2007
-------------- --------------- -------------- --------------- ---------------- -----------------
       $ --            $ --           $ --     $ 2,662,181        $ 837,279         $ 536,334
-------------- --------------- -------------- --------------- ---------------- -----------------
     11,460          16,506         19,748         128,061          166,885           245,138
-------------- --------------- -------------- --------------- ---------------- -----------------
     11,460          16,506         19,748         128,061          166,885           245,138
-------------- --------------- -------------- --------------- ---------------- -----------------
    (11,460)        (16,506)       (19,748)      2,534,120          670,394           291,196
-------------- --------------- -------------- --------------- ---------------- -----------------
         --         407,793         69,016              --        7,168,428         4,601,954
   (546,326)       (210,366)       268,048      (3,023,910)      (2,993,161)        3,272,828
-------------- --------------- -------------- --------------- ---------------- -----------------
   (546,326)        197,427        337,064      (3,023,910)       4,175,267         7,874,782
-------------- --------------- -------------- --------------- ---------------- -----------------
  1,398,839      (2,172,723)       171,391      15,307,223      (25,488,640)       (9,052,128)
-------------- --------------- -------------- --------------- ---------------- -----------------
    852,513      (1,975,296)       508,455      12,283,313      (21,313,373)       (1,177,346)
-------------- --------------- -------------- --------------- ---------------- -----------------
  $ 841,053    $ (1,991,802)     $ 488,707    $ 14,817,433    $ (20,642,979)       $ (886,150)
============== =============== ============== =============== ================ =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                           MIST LEGG MASON PARTNERS AGGRESSIVE GROWTH
                                                                         SUB-ACCOUNT
                                                           ---------------------------------------------
                                                                2009            2008             2007
                                                           ------------ --------------- ----------------
INVESTMENT INCOME:
      Dividends                                              $ 2,386           $ 364          $ 6,982
                                                           ------------ --------------- ----------------
EXPENSES:
      Mortality and expense risk charges                       7,661          10,096           13,291
                                                           ------------ --------------- ----------------
        Total expenses                                         7,661          10,096           13,291
                                                           ------------ --------------- ----------------
           Net investment income (loss)                       (5,275)         (9,732)          (6,309)
                                                           ------------ --------------- ----------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                 --          20,303          284,333
      Realized gains (losses) on sale of investments        (394,944)       (138,315)          41,658
                                                           ------------ --------------- ----------------
           Net realized gains (losses)                      (394,944)       (118,012)         325,991
                                                           ------------ --------------- ----------------
      Change in unrealized gains (losses) on investments     901,647      (1,008,306)        (250,410)
                                                           ------------ --------------- ----------------
      Net realized and change in unrealized gains (losses)
        on investments                                       506,703      (1,126,318)          75,581
                                                           ------------ --------------- ----------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 501,428    $ (1,136,050)        $ 69,272
                                                           ============ =============== ================

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

   MIST CLARION GLOBAL REAL ESTATE                    MIST MFS RESEARCH INTERNATIONAL
                SUB-ACCOUNT                                        SUB-ACCOUNT
------------------------------------------------ -------------------------------------------------
       2009            2008              2007            2009             2008             2007
-------------- --------------- ----------------- --------------- ---------------- ----------------
  $ 487,182       $ 404,650         $ 303,897     $ 3,422,051        $ 452,759        $ 254,062
-------------- --------------- ----------------- --------------- ---------------- ----------------
     48,476          76,521           115,932         529,083          527,628           76,591
-------------- --------------- ----------------- --------------- ---------------- ----------------
     48,476          76,521           115,932         529,083          527,628           76,591
-------------- --------------- ----------------- --------------- ---------------- ----------------
    438,706         328,129           187,965       2,892,968          (74,869)         177,471
-------------- --------------- ----------------- --------------- ---------------- ----------------
         --       1,960,389         2,435,217              --        2,294,576        2,475,350
 (1,910,846)     (1,402,537)        1,183,037      (8,518,143)      (3,491,912)          76,075
-------------- --------------- ----------------- --------------- ---------------- ----------------
 (1,910,846)        557,852         3,618,254      (8,518,143)      (1,197,336)       2,551,425
-------------- --------------- ----------------- --------------- ---------------- ----------------
  5,915,589     (10,483,737)       (8,438,976)     33,302,946      (68,263,188)        (534,417)
-------------- --------------- ----------------- --------------- ---------------- ----------------
  4,004,743      (9,925,885)       (4,820,722)     24,784,803      (69,460,524)       2,017,008
-------------- --------------- ----------------- --------------- ---------------- ----------------
$ 4,443,449    $ (9,597,756)     $ (4,632,757)   $ 27,677,771    $ (69,535,393)     $ 2,194,479
============== =============== ================= =============== ================ ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                               MIST LORD ABBETT BOND DEBENTURE
                                                                            SUB-ACCOUNT
                                                           ---------------------------------------------
                                                                   2009            2008             2007
                                                           --------------- --------------- -------------
INVESTMENT INCOME:
      Dividends                                             $ 2,510,814     $ 1,552,944      $ 2,071,611
                                                           --------------- --------------- -------------
EXPENSES:
      Mortality and expense risk charges                        131,469         149,430          172,086
                                                           --------------- --------------- -------------
        Total expenses                                          131,469         149,430          172,086
                                                           --------------- --------------- -------------
           Net investment income (loss)                       2,379,345       1,403,514        1,899,525
                                                           --------------- --------------- -------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                    --         538,626           47,775
      Realized gains (losses) on sale of investments           (564,005)       (453,240)         194,210
                                                           --------------- --------------- -------------
           Net realized gains (losses)                         (564,005)         85,386          241,985
                                                           --------------- --------------- -------------
      Change in unrealized gains (losses) on investments      8,294,995      (8,532,743)         237,120
                                                           --------------- --------------- -------------
      Net realized and change in unrealized gains (losses)
        on investments                                        7,730,990      (8,447,357)         479,105
                                                           --------------- --------------- -------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 10,110,335    $ (7,043,843)     $ 2,378,630
                                                           =============== =============== =============

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

     MIST OPPENHEIMER CAPITAL APPRECIATION                         MIST SSGA GROWTH ETF
               SUB-ACCOUNT                                                  SUB-ACCOUNT
----------------------------------------------------- ---------------------------------------------------
       2009           2008                    2007         2009                    2008    2007
-------------- -------------- ----------------------- ------------ ----------------------- --------------
       $ --       $ 32,714                   $ 569      $ 8,864                $ 11,978           $ --
-------------- -------------- ----------------------- ------------ ----------------------- --------------
      2,330          3,074                   2,466        4,148                   2,131          2,198
-------------- -------------- ----------------------- ------------ ----------------------- --------------
      2,330          3,074                   2,466        4,148                   2,131          2,198
-------------- -------------- ----------------------- ------------ ----------------------- --------------
     (2,330)        29,640                  (1,897)       4,716                   9,847         (2,198)
-------------- -------------- ----------------------- ------------ ----------------------- --------------
         --        239,465                  25,435           --                  14,981             --
    (85,472)      (145,043)                 38,860      (89,486)               (100,736)         5,211
-------------- -------------- ----------------------- ------------ ----------------------- --------------
    (85,472)        94,422                  64,295      (89,486)                (85,755)         5,211
-------------- -------------- ----------------------- ------------ ----------------------- --------------
    359,509       (620,791)                (22,990)     271,303                (157,789)        12,959
-------------- -------------- ----------------------- ------------ ----------------------- --------------
    274,037       (526,369)                 41,305      181,817                (243,544)        18,170
-------------- -------------- ----------------------- ------------ ----------------------- --------------
  $ 271,707     $ (496,729)               $ 39,408    $ 186,533              $ (233,697)      $ 15,972
============== ============== ======================= ============ ======================= ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                           MIST SSGA GROWTH AND INCOME ETF
                                                                        SUB-ACCOUNT
                                                           -------------------------------------
                                                                2009           2008      2007
                                                           ------------ -------------- ---------
INVESTMENT INCOME:
      Dividends                                             $ 24,040       $ 13,471       $ 1
                                                           ------------ -------------- ---------
EXPENSES:
      Mortality and expense risk charges                       2,031            964       402
                                                           ------------ --------------  --------
        Total expenses                                         2,031            964       402
                                                           ------------ --------------  --------
           Net investment income (loss)                       22,009         12,507      (401)
                                                           ------------ --------------  --------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                 --         14,616        16
      Realized gains (losses) on sale of investments         (31,741)      (113,772)    2,297
                                                           ------------ --------------  --------
           Net realized gains (losses)                       (31,741)       (99,156)    2,313
                                                           ------------ --------------  --------
      Change in unrealized gains (losses) on investments     362,038       (152,331)    3,249
                                                           ------------ --------------  --------
      Net realized and change in unrealized gains (losses)
        on investments                                       330,297       (251,487)    5,562
                                                           ------------ --------------  --------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 352,306     $ (238,980)   $5,161
                                                           ============ ============== =========

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

MIST PIMCO INFLATION PROTECTED BOND                   MIST LEGG MASON VALUE EQUITY
               SUB-ACCOUNT                                      SUB-ACCOUNT
----------------------------------------------- ------------------------------------------------
       2009           2008          2007               2009            2008              2007
-------------- -------------- ----------------- -------------- --------------- -----------------
  $ 333,477      $ 186,099              $ 6,107   $ 126,597        $ 34,888             $ 571
-------------- -------------- ----------------- -------------- --------------- -----------------
     30,603         20,050                1,990      33,468          51,909            90,453
-------------- -------------- ----------------- -------------- --------------- -----------------
     30,603         20,050                1,990      33,468          51,909            90,453
-------------- -------------- ----------------- -------------- --------------- -----------------
    302,874        166,049                4,117      93,129         (17,021)          (89,882)
-------------- -------------- ----------------- -------------- --------------- -----------------
         --          9,826                   --          --         475,557            19,247
    (56,642)      (156,044)               6,584    (881,701)       (902,497)          165,623
-------------- -------------- ----------------- -------------- --------------- -----------------
    (56,642)      (146,218)               6,584    (881,701)       (426,940)          184,870
-------------- -------------- ----------------- -------------- --------------- -----------------
  1,214,160       (887,227)              60,630   3,048,546      (7,398,268)       (1,096,137)
-------------- -------------- ----------------- -------------- --------------- -----------------
  1,157,518     (1,033,445)              67,214   2,166,845      (7,825,208)         (911,267)
-------------- -------------- ----------------- -------------- --------------- -----------------
$ 1,460,392     $ (867,396)            $ 71,331 $ 2,259,974    $ (7,842,229)     $ (1,001,149)
============== ============== ================= ============== =============== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                             MIST BLACKROCK LARGE CAP CORE
                                                                        SUB-ACCOUNT
                                                           ------------------------------------------
                                                                2009           2008        2007 (a)
                                                           ------------ -------------- --------------
INVESTMENT INCOME:
      Dividends                                             $ 25,978       $ 13,138           $ --
                                                           ------------ -------------- --------------
EXPENSES:
      Mortality and expense risk charges                       3,679          3,266          2,290
                                                           ------------ -------------- --------------
        Total expenses                                         3,679          3,266          2,290
                                                           ------------ -------------- --------------
           Net investment income (loss)                       22,299          9,872         (2,290)
                                                           ------------ -------------- --------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                 --         85,823             --
      Realized gains (losses) on sale of investments        (122,553)      (146,922)         1,835
                                                           ------------ -------------- --------------
           Net realized gains (losses)                      (122,553)       (61,099)         1,835
                                                           ------------ -------------- --------------
      Change in unrealized gains (losses) on investments     478,999       (802,205)        17,789
                                                           ------------ -------------- --------------
      Net realized and change in unrealized gains (losses)
        on investments                                       356,446       (863,304)        19,624
                                                           ------------ -------------- --------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 378,745     $ (853,432)      $ 17,334
                                                           ============ ============== ==============

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

               MIST JANUS FORTY
                    SUB-ACCOUNT
-----------------------------------------------
       2009                2008      2007 (a)
-------------- ------------------- ------------
       $ --           $ 438,129         $ --
-------------- ------------------- ------------
     40,875              38,936        5,703
-------------- ------------------- ------------
     40,875              38,936        5,703
-------------- ------------------- ------------
    (40,875)            399,193       (5,703)
-------------- ------------------- ------------
         --             189,623           --
   (557,145)           (465,203)      32,447
-------------- ------------------- ------------
   (557,145)           (275,580)      32,447
-------------- ------------------- ------------
  4,191,424          (5,405,174)     325,311
-------------- ------------------- ------------
  3,634,279          (5,680,754)     357,758
-------------- ------------------- ------------
$ 3,593,404        $ (5,281,561)   $ 352,055
============== =================== ============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                      MSF ZENITH EQUITY
                                                                            SUB-ACCOUNT
                                                     ------------------------------------------------------
                                                              2009                 2008             2007
                                                     ---------------- -------------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ 20,203,954         $ 11,574,538      $ 1,116,126
  Net realized gains (losses)                           36,659,366           (2,487,169)       9,513,829
  Change in unrealized gains (losses) on investments    47,389,321         (262,186,796)      23,411,344
                                                     ---------------- -------------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                 104,252,641         (253,099,427)      34,041,299
                                                     ---------------- -------------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          37,909,330           43,306,913       48,982,296
  Net transfers (including fixed account)              (11,801,037)          (6,827,958)     (16,648,229)
  Policy charges                                       (23,402,003)         (24,248,505)     (28,682,505)
  Transfers for policy benefits and terminations       (39,433,696)         (71,327,561)     (83,441,462)
                                                     ---------------- -------------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (36,727,406)         (59,097,111)     (79,789,900)
                                                     ---------------- -------------------- ----------------
     Net increase (decrease) in net assets              67,525,235         (312,196,538)     (45,748,601)
NET ASSETS:
  Beginning of year                                    376,112,791          688,309,329      734,057,930
                                                     ---------------- -------------------- ----------------
  End of year                                        $ 443,638,026        $ 376,112,791    $ 688,309,329
                                                     ================ ==================== ================

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

            MSF BLACKROCK BOND INCOME                           MSF BLACKROCK MONEY MARKET
                   SUB-ACCOUNT                                          SUB-ACCOUNT
---------------------------------------------------- ----------------------------------------------------
         2009             2008               2007             2009             2008               2007
---------------- ---------------- ------------------ ---------------- ---------------- ------------------
  $ 7,032,463      $ 5,637,404        $ 3,649,809        $ 703,134      $ 7,077,633        $ 9,665,707
   (1,205,666)        (625,702)           127,546               --               --                 --
    3,263,289       (9,757,626)         3,398,540               --               --                 --
---------------- ---------------- ------------------ ---------------- ---------------- ------------------
    9,090,086       (4,745,924)         7,175,895          703,134        7,077,633          9,665,707
---------------- ---------------- ------------------ ---------------- ---------------- ------------------
    9,523,615       10,906,811         13,102,069       13,457,071       97,988,519         98,073,424
   (5,159,196)        (687,429)        (3,553,929)      13,376,581      (54,146,220)        93,437,588
   (8,253,184)      (8,343,836)        (8,076,177)      (9,504,337)     (10,599,067)        (9,650,087)
  (13,387,824)     (14,451,703)       (17,053,383)     (34,970,404)     (27,598,762)       (28,514,588)
---------------- ---------------- ------------------ ---------------- ---------------- ------------------
  (17,276,589)     (12,576,157)       (15,581,420)     (17,641,089)       5,644,470        153,346,337
---------------- ---------------- ------------------ ---------------- ---------------- ------------------
   (8,186,503)     (17,322,081)        (8,405,525)     (16,937,955)      12,722,103        163,012,044
  109,299,291      126,621,372        135,026,897      274,303,548      261,581,445         98,569,401
---------------- ---------------- ------------------ ---------------- ---------------- ------------------
$ 101,112,788    $ 109,299,291      $ 126,621,372    $ 257,365,593    $ 274,303,548      $ 261,581,445
================ ================ ================== ================ ================ ==================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                     MSF MFS TOTAL RETURN
                                                                              SUB-ACCOUNT
                                                     --------------------------------------------------------
                                                             2009                    2008             2007
                                                     --------------- ----------------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ 3,488,685             $ 3,488,756      $ 2,195,342
  Net realized gains (losses)                          (2,858,231)              7,274,120        6,365,657
  Change in unrealized gains (losses) on investments   14,314,270             (38,572,100)      (3,417,410)
                                                     --------------- ----------------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                 14,944,724             (27,809,224)       5,143,589
                                                     --------------- ----------------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          8,999,960              10,737,057       12,200,489
  Net transfers (including fixed account)              (2,354,010)             (2,587,569)      (2,098,624)
  Policy charges                                       (8,190,222)             (8,130,387)      (9,076,745)
  Transfers for policy benefits and terminations       (8,902,863)            (10,522,920)     (12,959,163)
                                                     --------------- ----------------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                       (10,447,135)            (10,503,819)     (11,934,043)
                                                     --------------- ----------------------- ----------------
     Net increase (decrease) in net assets              4,497,589             (38,313,043)      (6,790,454)
NET ASSETS:
  Beginning of year                                    90,118,925             128,431,968      135,222,422
                                                     --------------- ----------------------- ----------------
  End of year                                        $ 94,616,514            $ 90,118,925    $ 128,431,968
                                                     =============== ======================= ================

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

      MSF MET/ARTISAN MID CAP VALUE                                MSF FI VALUE LEADERS
                 SUB-ACCOUNT                                                SUB-ACCOUNT
-------------------------------------------------- -------------------------------------------------------
        2009            2008               2007            2009                    2008            2007
--------------- --------------- ------------------ --------------- ----------------------- ---------------
   $ 549,303      $ (120,134)          $ 97,948       $ 960,739               $ 832,833       $ 261,008
  (7,396,163)      9,223,482         32,088,871      (3,285,387)              5,296,127       8,244,788
  35,315,264     (76,356,229)       (44,475,207)     10,535,765             (35,496,979)     (5,423,442)
--------------- --------------- ------------------ --------------- ----------------------- ---------------
  28,468,404     (67,252,881)       (12,288,388)      8,211,117             (29,368,019)      3,082,354
--------------- --------------- ------------------ --------------- ----------------------- ---------------
  11,606,641      14,391,716         17,550,825       5,116,377               6,269,557       7,145,787
  (5,028,515)     (9,163,920)        (9,114,711)     (2,575,909)             (1,690,877)     (3,058,805)
  (6,747,704)     (7,712,303)       (10,337,802)     (3,748,212)             (4,182,550)     (4,894,875)
  (8,473,360)    (13,853,477)       (21,517,389)     (3,958,961)             (6,632,847)    (10,114,059)
--------------- --------------- ------------------ --------------- ----------------------- ---------------
  (8,642,938)    (16,337,984)       (23,419,077)     (5,166,705)             (6,236,717)    (10,921,952)
--------------- --------------- ------------------ --------------- ----------------------- ---------------
  19,825,466     (83,590,865)       (35,707,465)      3,044,412             (35,604,736)     (7,839,598)
  74,291,633     157,882,498        193,589,963      43,315,187              78,919,923      86,759,521
--------------- --------------- ------------------ --------------- ----------------------- ---------------
$ 94,117,099    $ 74,291,633      $ 157,882,498    $ 46,359,599            $ 43,315,187    $ 78,919,923
=============== =============== ================== =============== ======================= ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                          MSF LOOMIS SAYLES SMALL CAP CORE
                                                                        SUB-ACCOUNT
                                                     -------------------------------------------------
                                                              2009             2008            2007
                                                     ---------------- ----------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ (264,326)      $ (786,517)     $ (905,514)
  Net realized gains (losses)                           (4,689,587)      21,898,696      23,210,502
  Change in unrealized gains (losses) on investments    32,615,704      (81,893,826)     (3,427,252)
                                                     ---------------- ----------------  --------------
     Net increase (decrease) in net assets resulting
       from operations                                  27,661,791      (60,781,647)     18,877,736
                                                     ---------------- ----------------  --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          10,976,639       13,175,949      14,774,231
  Net transfers (including fixed account)               (5,462,833)      (1,026,355)     (1,641,025)
  Policy charges                                        (8,000,593)      (8,533,968)     (9,578,386)
  Transfers for policy benefits and terminations        (9,881,389)     (15,328,043)    (19,552,476)
                                                     ---------------- ----------------  --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (12,368,176)     (11,712,417)    (15,997,656)
                                                     ---------------- ----------------  --------------
     Net increase (decrease) in net assets              15,293,615      (72,494,064)      2,880,080
NET ASSETS:
  Beginning of year                                    101,934,163      174,428,227     171,548,147
                                                     ---------------- ----------------  --------------
  End of year                                        $ 117,227,778    $ 101,934,163    $174,428,227
                                                     ================ ================ ===============

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

                 MSF DAVIS VENTURE VALUE                               MSF BLACKROCK LEGACY LARGE CAP GROWTH
                             SUB-ACCOUNT                                        SUB-ACCOUNT
------------------------------------------------------------ --------------------------------------------------
         2009                       2008             2007             2009             2008             2007
---------------- -------------------------- ---------------- ---------------- ---------------- ----------------
  $ 2,419,422                $ 2,698,634        $ 990,053        $ 140,465       $ (243,402)      $ (890,632)
   (2,763,909)                 7,547,975        9,218,751       (1,172,590)       3,170,643       (5,770,805)
   62,159,517               (156,121,836)       5,528,444       44,308,123      (81,836,157)      42,663,606
---------------- -------------------------- ---------------- ---------------- ---------------- ----------------
   61,815,030               (145,875,227)      15,737,248       43,275,998      (78,908,916)      36,002,169
---------------- -------------------------- ---------------- ---------------- ---------------- ----------------
   27,492,918                 33,733,156       38,544,386       16,928,194       19,991,022       23,107,132
  (10,254,528)                (1,541,208)        (162,183)      (6,066,005)      (2,554,448)      (8,990,395)
  (18,863,129)               (20,918,385)     (24,032,496)     (12,174,227)     (13,014,636)     (13,964,343)
  (22,140,817)               (34,308,415)     (38,349,034)     (13,554,262)     (20,575,562)     (21,903,233)
---------------- -------------------------- ---------------- ---------------- ---------------- ----------------
  (23,765,556)               (23,034,852)     (23,999,327)     (14,866,300)     (16,153,624)     (21,750,839)
---------------- -------------------------- ---------------- ---------------- ---------------- ----------------
   38,049,474               (168,910,079)      (8,262,079)      28,409,698      (95,062,540)      14,251,330
  214,256,548                383,166,627      391,428,706      129,720,981      224,783,521      210,532,191
---------------- -------------------------- ---------------- ---------------- ---------------- ----------------
$ 252,306,022              $ 214,256,548    $ 383,166,627    $ 158,130,679    $ 129,720,981    $ 224,783,521
================ ========================== ================ ================ ================ ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                     MSF WESTERN ASSET MANAGEMENT U.S. GOVERNMENT
                                                                    SUB-ACCOUNT
                                                     -----------------------------------------------
                                                            2009           2008              2007
                                                     -------------- -------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 353,419      $ 334,697         $ 131,630
  Net realized gains (losses)                            (58,466)       (32,547)          548,137
  Change in unrealized gains (losses) on investments      42,855       (355,525)         (163,639)
                                                     -------------- -------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                   337,808        (53,375)          516,128
                                                     -------------- -------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners         1,224,281        994,034           974,535
  Net transfers (including fixed account)                720,128        176,766       (13,642,180)
  Policy charges                                        (733,084)      (631,578)       (1,071,721)
  Transfers for policy benefits and terminations        (717,365)      (923,146)       (1,333,311)
                                                     -------------- -------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          493,960       (383,924)      (15,072,677)
                                                     -------------- -------------- -----------------
     Net increase (decrease) in net assets               831,768       (437,299)      (14,556,549)
NET ASSETS:
  Beginning of year                                    8,118,034      8,555,333        23,111,882
                                                     -------------- -------------- -----------------
  End of year                                        $ 8,949,802    $ 8,118,034       $ 8,555,333
                                                     ============== ============== =================

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

MSF WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES           MSF FI MID CAP OPPORTUNITIES
                 SUB-ACCOUNT                                                  SUB-ACCOUNT
------------------------------------------------------------ ----------------------------------------------
        2009            2008                         2007            2009            2008           2007
--------------- --------------- ---------------------------- --------------- ---------------  -------------
   $ 827,403       $ 527,696                    $ 348,151       $ 157,152       $ (22,350)    $ (135,603)
      63,486        (121,966)                     (73,136)       (847,290)        711,775      2,127,224
   2,695,652      (2,667,283)                     253,652       5,087,204     (18,180,195)       529,109
--------------- --------------- ---------------------------- --------------- ---------------  -------------
   3,586,541      (2,261,553)                     528,667       4,397,066     (17,490,770)     2,520,730
--------------- --------------- ---------------------------- --------------- ---------------  -------------
   1,395,572       1,619,875                    1,691,871       2,711,751       3,374,453      3,742,012
     441,302        (574,549)                     722,589      (1,257,629)       (600,189)      (151,503)
    (981,021)       (758,724)                    (408,643)     (1,476,120)     (1,825,010)    (2,393,294)
  (1,283,231)     (1,172,670)                  (1,376,844)     (1,225,818)     (3,476,574)    (2,973,113)
--------------- --------------- ---------------------------- --------------- ---------------  -------------
    (427,378)       (886,068)                     628,973      (1,247,816)     (2,527,320)    (1,775,898)
--------------- --------------- ---------------------------- --------------- ---------------  -------------
   3,159,163      (3,147,621)                   1,157,640       3,149,250     (20,018,090)       744,832
  12,005,795      15,153,416                   13,995,776      13,727,741      33,745,831     33,000,999
--------------- --------------- ---------------------------- --------------- ---------------  -------------
$ 15,164,958    $ 12,005,795                 $ 15,153,416    $ 16,876,991    $ 13,727,741    $33,745,831
=============== =============== ============================ =============== =============== ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                    MSF JENNISON GROWTH
                                                                            SUB-ACCOUNT
                                                     -------------- ---------------------- --------------
                                                            2009                   2008           2007
                                                     -------------- ---------------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ (10,595)             $ 136,140         $ (305)
  Net realized gains (losses)                           (329,827)               507,702        599,293
  Change in unrealized gains (losses) on investments   1,985,020             (3,403,826)       241,138
                                                     -------------- ---------------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                 1,644,598             (2,759,984)       840,126
                                                     -------------- ---------------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           657,281                776,356        865,331
  Net transfers (including fixed account)                (55,856)              (221,187)      (467,007)
  Policy charges                                        (457,644)              (442,679)      (541,759)
  Transfers for policy benefits and terminations        (511,908)              (778,762)      (501,709)
                                                     -------------- ---------------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         (368,127)              (666,272)      (645,144)
                                                     -------------- ---------------------- --------------
     Net increase (decrease) in net assets             1,276,471             (3,426,256)       194,982
NET ASSETS:
  Beginning of year                                    4,512,970              7,939,226      7,744,244
                                                     -------------- ---------------------- --------------
  End of year                                        $ 5,789,441            $ 4,512,970    $ 7,939,226
                                                     ============== ====================== ==============

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

                MSF RUSSELL 2000 INDEX                          MSF ARTIO INTERNATIONAL STOCK
                           SUB-ACCOUNT                                     SUB-ACCOUNT
--------------------------------------------------------- ----------------------------------------------
        2009                      2008            2007            2009            2008           2007
--------------- ------------------------- --------------- --------------- ---------------  -------------
   $ 279,947                 $ 195,107       $ 140,818        $ 70,011     $ 1,050,443      $ 279,993
    (812,710)                  238,389       3,426,985        (916,141)      5,033,062      5,616,067
   4,554,390                (9,392,380)     (4,104,853)      6,441,300     (27,502,021)    (1,169,019)
--------------- ------------------------- --------------- --------------- ---------------  -------------
   4,021,627                (8,958,884)       (537,050)      5,595,170     (21,418,516)     4,727,041
--------------- ------------------------- --------------- --------------- ---------------  -------------
   1,983,105                 2,498,156       2,914,771       3,511,972       4,023,245      4,627,887
    (652,910)                 (313,434)      1,280,693          45,907         601,017     (1,272,836)
  (1,282,041)               (1,388,410)     (1,512,998)     (2,375,406)     (2,454,759)    (3,100,038)
  (1,686,364)               (1,955,429)     (2,543,374)     (2,620,461)     (4,105,341)    (4,854,339)
--------------- ------------------------- --------------- --------------- ---------------  -------------
  (1,638,210)               (1,159,117)        139,092      (1,437,988)     (1,935,838)    (4,599,326)
--------------- ------------------------- --------------- --------------- ---------------  -------------
   2,383,417               (10,118,001)       (397,958)      4,157,182     (23,354,354)       127,715
  16,940,477                27,058,478      27,456,436      26,094,744      49,449,098     49,321,383
--------------- ------------------------- --------------- --------------- ---------------  -------------
$ 19,323,894              $ 16,940,477    $ 27,058,478    $ 30,251,926    $ 26,094,744    $49,449,098
=============== ========================= =============== =============== =============== ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                           MSF BLACKROCK STRATEGIC VALUE
                                                                      SUB-ACCOUNT
                                                     -----------------------------------------------
                                                             2009            2008            2007
                                                     --------------- ---------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 228,069        $ 58,223      $ (104,619)
  Net realized gains (losses)                          (3,770,828)      1,830,052      12,641,396
  Change in unrealized gains (losses) on investments    7,372,568     (24,366,834)    (15,003,565)
                                                     --------------- ---------------  --------------
     Net increase (decrease) in net assets resulting
       from operations                                  3,829,809     (22,478,559)     (2,466,788)
                                                     --------------- ---------------  --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          5,343,450       6,696,926       8,567,884
  Net transfers (including fixed account)              (2,152,361)     (4,266,373)     (3,731,864)
  Policy charges                                       (3,027,584)     (3,772,507)     (4,997,622)
  Transfers for policy benefits and terminations       (3,575,391)     (5,927,237)     (7,850,922)
                                                     --------------- ---------------  --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (3,411,886)     (7,269,191)     (8,012,524)
                                                     --------------- ---------------  --------------
     Net increase (decrease) in net assets                417,923     (29,747,750)    (10,479,312)
NET ASSETS:
  Beginning of year                                    33,591,081      63,338,831      73,818,143
                                                     --------------- ---------------  --------------
  End of year                                        $ 34,009,004    $ 33,591,081     $63,338,831
                                                     =============== ===============  ==============

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

                 MSF METLIFE STOCK INDEX                     MSF BARCLAYS CAPITAL AGGREGATE BOND INDEX
                             SUB-ACCOUNT                                      SUB-ACCOUNT
------------------------------------------------------------ --------------------------------------------
         2009                       2008             2007            2009            2008          2007
---------------- -------------------------- ---------------- --------------- --------------- -------------
  $ 2,856,588                $ 2,555,876      $ 1,065,434     $ 1,662,229     $ 1,231,329    $1,309,338
   (2,979,050)                 6,617,437        7,839,409          83,650         105,937      (421,410)
   30,593,036                (87,948,781)       1,523,885        (411,186)        259,517       905,709
---------------- -------------------------- ---------------- --------------- --------------- -------------
   30,470,574                (78,775,468)      10,428,728       1,334,693       1,596,783     1,793,637
---------------- -------------------------- ---------------- --------------- --------------- -------------
   15,334,773                 17,010,838       20,897,752       2,940,889       3,548,271     3,938,931
   (4,037,185)                (4,955,813)      (4,565,682)        368,836        (748,944)      641,064
  (11,591,782)               (12,557,545)     (13,965,424)     (2,249,437)     (2,165,605)   (2,109,596)
  (17,732,071)               (16,798,983)     (20,215,741)     (2,717,826)     (2,506,224)   (5,505,909)
---------------- -------------------------- ---------------- --------------- --------------- -------------
  (18,026,265)               (17,301,503)     (17,849,095)     (1,657,538)     (1,872,502)   (3,035,510)
---------------- -------------------------- ---------------- --------------- --------------- -------------
   12,444,309                (96,076,971)      (7,420,367)       (322,845)       (275,719)   (1,241,873)
  125,584,560                221,661,531      229,081,898      28,481,153      28,756,872    29,998,745
---------------- -------------------------- ---------------- --------------- --------------- -------------
$ 138,028,869              $ 125,584,560    $ 221,661,531    $ 28,158,308    $ 28,481,153    $28,756,872
================ ========================== ================ =============== =============== =============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                           MSF MORGAN STANLEY EAFE INDEX
                                                                      SUB-ACCOUNT
                                                     --------------- --------------- -------------
                                                             2009            2008          2007
                                                     --------------- --------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 538,643       $ 490,510     $ 332,733
  Net realized gains (losses)                            (955,081)        680,966     1,428,280
  Change in unrealized gains (losses) on investments    3,934,370     (10,933,450)      230,293
                                                     --------------- --------------- -------------
     Net increase (decrease) in net assets resulting
       from operations                                  3,517,932      (9,761,974)    1,991,306
                                                     --------------- --------------- -------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          1,530,974       2,143,752     2,012,947
  Net transfers (including fixed account)                (475,218)      1,448,773     2,764,130
  Policy charges                                         (986,776)       (969,804)   (1,142,690)
  Transfers for policy benefits and terminations       (1,075,372)     (1,816,889)   (1,502,625)
                                                     --------------- --------------- -------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (1,006,392)        805,832     2,131,762
                                                     --------------- --------------- -------------
     Net increase (decrease) in net assets              2,511,540      (8,956,142)    4,123,068
NET ASSETS:
  Beginning of year                                    13,171,852      22,127,994    18,004,926
                                                     --------------- --------------- -------------
  End of year                                        $ 15,683,392    $ 13,171,852    $22,127,994
                                                     =============== =============== =============

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

    MSF METLIFE MID CAP STOCK INDEX               MSF LOOMIS SAYLES SMALL CAP GROWTH
                 SUB-ACCOUNT                                     SUB-ACCOUNT
------------------------------------------------- -----------------------------------------------
        2009            2008              2007           2009           2008              2007
--------------- --------------- ----------------- -------------- -------------- -----------------
   $ 205,150       $ 176,942          $ 73,360      $ (11,201)     $ (17,260)        $ (26,810)
    (122,469)      1,302,506         1,436,860       (351,981)       173,844           815,014
   4,498,855      (8,292,595)         (229,825)     1,403,954     (2,800,793)         (481,667)
--------------- --------------- ----------------- -------------- -------------- -----------------
   4,581,536      (6,813,147)        1,280,395      1,040,772     (2,644,209)          306,537
--------------- --------------- ----------------- -------------- -------------- -----------------
   1,720,781       1,912,829         2,140,824        746,219        823,597         1,137,927
      74,032       1,137,436         1,204,876        453,811       (355,309)         (427,712)
  (1,125,745)     (1,099,402)       (1,225,103)      (395,278)      (325,077)         (581,918)
    (959,967)     (1,750,326)       (1,439,724)      (312,139)    (1,065,143)         (664,298)
--------------- --------------- ----------------- -------------- -------------- -----------------
    (290,899)        200,537           680,873        492,613       (921,932)         (536,001)
--------------- --------------- ----------------- -------------- -------------- -----------------
   4,290,637      (6,612,610)        1,961,268      1,533,385     (3,566,141)         (229,464)
  12,417,112      19,029,722        17,068,454      3,508,118      7,074,259         7,303,723
--------------- --------------- ----------------- -------------- -------------- -----------------
$ 16,707,749    $ 12,417,112      $ 19,029,722    $ 5,041,503    $ 3,508,118       $ 7,074,259
=============== =============== ================= ============== ============== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                          MSF BLACKROCK LARGE CAP VALUE
                                                                     SUB-ACCOUNT
                                                     -----------------------------------------------
                                                             2009           2008             2007
                                                     --------------- -------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 115,450       $ 53,718         $ 65,249
  Net realized gains (losses)                            (861,988)      (142,521)         747,230
  Change in unrealized gains (losses) on investments    1,899,580     (4,506,164)        (599,618)
                                                     --------------- -------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                  1,153,042     (4,594,967)         212,861
                                                     --------------- -------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          1,582,990      1,766,449        1,736,308
  Net transfers (including fixed account)                (422,150)     1,804,279        2,790,302
  Policy charges                                         (845,637)      (790,214)        (809,970)
  Transfers for policy benefits and terminations         (351,856)    (1,208,870)        (849,408)
                                                     --------------- -------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                           (36,653)     1,571,644        2,867,232
                                                     --------------- -------------- ----------------
     Net increase (decrease) in net assets              1,116,389     (3,023,323)       3,080,093
NET ASSETS:
  Beginning of year                                     8,896,096     11,919,419        8,839,326
                                                     --------------- -------------- ----------------
  End of year                                        $ 10,012,485    $ 8,896,096     $ 11,919,419
                                                     =============== ============== ================

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

 MSF NEUBERGER BERMAN MID CAP VALUE                               MSF MFS VALUE
                 SUB-ACCOUNT                                        SUB-ACCOUNT
------------------------------------------------- ------------------------------------------------
        2009            2008              2007            2009             2008            2007
--------------- --------------- ----------------- --------------- ---------------- ---------------
   $ 268,419       $ 137,739          $ 37,946       $ (28,944)       $ 165,723        $ 59,761
  (1,872,160)       (278,925)        2,347,449        (358,257)        (618,070)        836,119
  10,630,614     (18,036,491)       (1,353,621)      2,390,394       (3,668,833)     (1,411,253)
--------------- --------------- ----------------- --------------- ---------------- ---------------
   9,026,873     (18,177,677)        1,031,774       2,003,193       (4,121,180)       (515,373)
--------------- --------------- ----------------- --------------- ---------------- ---------------
   3,378,482       4,299,877         4,765,700       1,672,132        1,957,809       2,470,688
    (843,643)       (767,065)        1,352,841       1,294,923           91,277        (807,292)
  (1,920,148)     (2,084,448)       (2,475,494)     (1,028,412)        (912,738)     (1,178,992)
  (2,070,561)     (2,978,228)       (3,301,385)       (693,686)        (874,275)     (1,286,132)
--------------- --------------- ----------------- --------------- ---------------- ---------------
  (1,455,870)     (1,529,864)          341,662       1,244,957          262,073        (801,728)
--------------- --------------- ----------------- --------------- ---------------- ---------------
   7,571,003     (19,707,541)        1,373,436       3,248,150       (3,859,107)     (1,317,101)
  20,009,802      39,717,343        38,343,907       8,439,584       12,298,691      13,615,792
--------------- --------------- ----------------- --------------- ---------------- ---------------
$ 27,580,805    $ 20,009,802      $ 39,717,343    $ 11,687,734      $ 8,439,584    $ 12,298,691
=============== =============== ================= =============== ================ ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                     MSF T. ROWE PRICE LARGE CAP GROWTH
                                                                    SUB-ACCOUNT
                                                     -----------------------------------------------
                                                            2009           2008              2007
                                                     -------------- -------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 14,384       $ 10,079          $ (2,784)
  Net realized gains (losses)                           (486,706)       202,308           342,297
  Change in unrealized gains (losses) on investments   2,672,522     (3,914,385)          220,924
                                                     -------------- -------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                 2,200,200     (3,701,998)          560,437
                                                     -------------- -------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           809,355        984,317         1,012,052
  Net transfers (including fixed account)               (303,225)     1,158,807         1,717,618
  Policy charges                                        (475,265)      (377,330)         (442,333)
  Transfers for policy benefits and terminations        (488,104)      (767,474)         (604,435)
                                                     -------------- -------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         (457,239)       998,320         1,682,902
                                                     -------------- -------------- -----------------
     Net increase (decrease) in net assets             1,742,961     (2,703,678)        2,243,339
NET ASSETS:
  Beginning of year                                    5,244,491      7,948,169         5,704,830
                                                     -------------- -------------- -----------------
  End of year                                        $ 6,987,452    $ 5,244,491       $ 7,948,169
                                                     ============== ============== =================

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

MSF T. ROWE PRICE SMALL CAP GROWTH                  MSF OPPENHEIMER GLOBAL EQUITY
               SUB-ACCOUNT                                     SUB-ACCOUNT
----------------------------------------------- ----------------------------------------------
       2009           2008              2007           2009           2008             2007
-------------- -------------- ----------------- -------------- -------------- ----------------
   $ (1,552)     $ (17,563)        $ (18,437)     $ 111,190      $ 116,227         $ 42,726
   (220,665)       284,425           153,641       (614,945)       (97,196)         354,930
  1,385,648     (2,161,556)          266,932      2,262,131     (3,021,442)         (64,091)
-------------- -------------- ----------------- -------------- -------------- ----------------
  1,163,431     (1,894,694)          402,136      1,758,376     (3,002,411)         333,565
-------------- -------------- ----------------- -------------- -------------- ----------------
    388,166        504,141           452,880        990,382        961,970          837,977
    132,256        712,059            (2,941)       365,932      1,602,439        1,279,304
   (260,542)      (220,089)         (269,262)      (424,934)      (399,281)        (533,685)
   (341,171)      (364,301)         (486,114)      (308,444)    (1,093,970)        (665,077)
-------------- -------------- ----------------- -------------- -------------- ----------------
    (81,291)       631,810          (305,437)       622,936      1,071,158          918,519
-------------- -------------- ----------------- -------------- -------------- ----------------
  1,082,140     (1,262,884)           96,699      2,381,312     (1,931,253)       1,252,084
  2,962,465      4,225,349         4,128,650      4,452,138      6,383,391        5,131,307
-------------- -------------- ----------------- -------------- -------------- ----------------
$ 4,044,605    $ 2,962,465       $ 4,225,349    $ 6,833,450    $ 4,452,138      $ 6,383,391
============== ============== ================= ============== ============== ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                       MSF BLACKROCK AGGRESSIVE GROWTH
                                                                    SUB-ACCOUNT
                                                     -------------- -------------- ----------------
                                                            2009           2008             2007
                                                     -------------- -------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ (4,185)      $ (9,077)        $ (6,542)
  Net realized gains (losses)                           (136,473)      (124,422)          83,010
  Change in unrealized gains (losses) on investments     992,740     (1,277,160)         210,386
                                                     -------------- -------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                   852,082     (1,410,659)         286,854
                                                     -------------- -------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           371,965        439,046          298,684
  Net transfers (including fixed account)                473,773        717,451          663,687
  Policy charges                                        (192,784)      (162,806)        (179,875)
  Transfers for policy benefits and terminations        (217,216)      (158,455)         (98,956)
                                                     -------------- -------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          435,738        835,236          683,540
                                                     -------------- -------------- ----------------
     Net increase (decrease) in net assets             1,287,820       (575,423)         970,394
NET ASSETS:
  Beginning of year                                    1,657,805      2,233,228        1,262,834
                                                     -------------- -------------- ----------------
  End of year                                        $ 2,945,625    $ 1,657,805      $ 2,233,228
                                                     ============== ============== ================

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

               MSF BLACKROCK DIVERSIFIED                   MSF METLIFE CONSERVATIVE ALLOCATION
                             SUB-ACCOUNT                                  SUB-ACCOUNT
---------------------------------------------------------- ------------------------------------------------
       2009                         2008           2007           2009           2008               2007
-------------- ---------------------------- -------------- -------------- -------------- ------------------
  $ 141,772                     $ 82,554       $ 70,575      $ 125,632       $ 24,075           $ (7,484)
   (162,929)                     (56,063)       122,433        (73,805)       (19,524)            80,237
    500,258                     (959,063)       (15,315)       733,354       (511,558)            26,176
-------------- ---------------------------- -------------- -------------- -------------- ------------------
    479,101                     (932,572)       177,693        785,181       (507,007)            98,929
-------------- ---------------------------- -------------- -------------- -------------- ------------------
    469,381                      404,400        542,378        322,895        680,936            769,492
      9,324                      (27,867)      (106,906)     1,231,312      2,133,631            880,143
   (230,086)                    (219,614)      (240,896)      (332,921)      (246,988)          (155,322)
   (593,896)                    (157,226)      (238,799)    (1,630,642)      (422,626)          (541,477)
-------------- ---------------------------- -------------- -------------- -------------- ------------------
   (345,277)                        (307)       (44,223)      (409,356)     2,144,953            952,836
-------------- ---------------------------- -------------- -------------- -------------- ------------------
    133,824                     (932,879)       133,470        375,825      1,637,946          1,051,765
  2,615,227                    3,548,106      3,414,636      3,651,569      2,013,623            961,858
-------------- ---------------------------- -------------- -------------- -------------- ------------------
$ 2,749,051                  $ 2,615,227    $ 3,548,106    $ 4,027,394    $ 3,651,569        $ 2,013,623
============== ============================ ============== ============== ============== ==================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                     MSF METLIFE CONSERVATIVE TO MODERATE ALLOCATION
                                                                    SUB-ACCOUNT
                                                     --------------------------------------------------
                                                            2009           2008                 2007
                                                     -------------- -------------- --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 140,304       $ 34,566             $ (6,272)
  Net realized gains (losses)                           (174,937)       (38,596)              98,085
  Change in unrealized gains (losses) on investments   1,108,260       (880,887)              42,349
                                                     -------------- -------------- --------------------
     Net increase (decrease) in net assets resulting
       from operations                                 1,073,627       (884,917)             134,162
                                                     -------------- -------------- --------------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           562,128        716,886              337,216
  Net transfers (including fixed account)              1,665,089      2,101,768            1,533,011
  Policy charges                                        (456,414)      (297,087)            (190,305)
  Transfers for policy benefits and terminations        (418,785)      (536,626)            (189,219)
                                                     -------------- -------------- --------------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        1,352,018      1,984,941            1,490,703
                                                     -------------- -------------- --------------------
     Net increase (decrease) in net assets             2,425,645      1,100,024            1,624,865
NET ASSETS:
  Beginning of year                                    4,379,229      3,279,205            1,654,340
                                                     -------------- -------------- --------------------
  End of year                                        $ 6,804,874    $ 4,379,229          $ 3,279,205
                                                     ============== ============== ====================

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

    MSF METLIFE MODERATE ALLOCATION               MSF METLIFE MODERATE TO AGGRESSIVE ALLOCATION
                 SUB-ACCOUNT                                       SUB-ACCOUNT
------------------------------------------------- ------------------------------------------------
        2009            2008              2007            2009            2008             2007
--------------- --------------- ----------------- --------------- --------------- ----------------
   $ 830,869       $ 204,582          $ (9,187)    $ 1,046,493       $ 237,632        $ (23,664)
    (668,620)       (169,170)          372,241      (1,705,041)       (645,610)         640,232
   6,762,521      (9,079,190)          434,465      11,742,977     (18,090,727)         110,236
--------------- --------------- ----------------- --------------- --------------- ----------------
   6,924,770      (9,043,778)          797,519      11,084,429     (18,498,705)         726,804
--------------- --------------- ----------------- --------------- --------------- ----------------
   4,578,172       5,614,893         4,591,851       9,224,436      10,616,370        8,025,824
   1,399,683       4,360,665        11,387,562         511,771      15,455,803       16,643,206
  (2,760,586)     (2,459,141)       (2,291,100)     (4,833,195)     (4,734,357)      (3,459,926)
  (2,912,015)     (1,676,811)       (1,867,684)     (3,427,356)     (5,916,534)      (3,231,860)
--------------- --------------- ----------------- --------------- --------------- ----------------
     305,254       5,839,606        11,820,629       1,475,656      15,421,282       17,977,244
--------------- --------------- ----------------- --------------- --------------- ----------------
   7,230,024      (3,204,172)       12,618,148      12,560,085      (3,077,423)      18,704,048
  25,987,914      29,192,086        16,573,938      37,391,113      40,468,536       21,764,488
--------------- --------------- ----------------- --------------- --------------- ----------------
$ 33,217,938    $ 25,987,914      $ 29,192,086    $ 49,951,198    $ 37,391,113     $ 40,468,536
=============== =============== ================= =============== =============== ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                     MSF METLIFE AGGRESSIVE ALLOCATION
                                                                    SUB-ACCOUNT
                                                     ----------------------------------------------
                                                            2009           2008             2007
                                                     -------------- -------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 114,576       $ 27,450         $ (7,874)
  Net realized gains (losses)                           (463,853)      (196,525)         117,207
  Change in unrealized gains (losses) on investments   1,916,286     (2,999,497)         (66,432)
                                                     -------------- -------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                 1,567,009     (3,168,572)          42,901
                                                     -------------- -------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners         1,410,366      1,884,708        1,465,391
  Net transfers (including fixed account)               (160,874)        69,675        3,168,683
  Policy charges                                        (608,797)      (616,683)        (704,990)
  Transfers for policy benefits and terminations        (469,696)      (368,799)        (134,659)
                                                     -------------- -------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          170,999        968,901        3,794,425
                                                     -------------- -------------- ----------------
     Net increase (decrease) in net assets             1,738,008     (2,199,671)       3,837,326
NET ASSETS:
  Beginning of year                                    4,931,373      7,131,044        3,293,718
                                                     -------------- -------------- ----------------
  End of year                                        $ 6,669,381    $ 4,931,373      $ 7,131,044
                                                     ============== ============== ================

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

                 AMERICAN FUNDS GROWTH                            AMERICAN FUNDS GROWTH-INCOME
                           SUB-ACCOUNT                                      SUB-ACCOUNT
---------------------------------------------------------- --------------------------------------------------
         2009                     2008             2007            2009            2008               2007
---------------- ------------------------ ---------------- --------------- --------------- ------------------
    $ 406,770                $ 812,139        $ 876,940     $ 1,089,717     $ 1,545,183        $ 1,556,812
   (6,120,064)              22,250,027       28,843,084      (3,325,856)      6,585,983          8,769,713
   52,353,013             (125,330,285)      (4,084,594)     25,593,693     (58,119,608)        (4,583,687)
---------------- ------------------------ ---------------- --------------- --------------- ------------------
   46,639,719             (102,268,119)      25,635,430      23,357,554     (49,988,442)         5,742,838
---------------- ------------------------ ---------------- --------------- --------------- ------------------
   20,037,736               25,734,828       28,650,107      12,318,583      14,999,619         17,443,560
   (6,439,527)               2,697,565        8,738,159      (3,005,856)      1,043,191          5,598,362
  (12,203,976)             (13,985,047)     (15,172,729)     (7,526,267)     (8,338,234)        (9,265,701)
  (13,729,215)             (20,245,117)     (23,992,053)     (7,889,956)     (9,534,098)        (9,282,924)
---------------- ------------------------ ---------------- --------------- --------------- ------------------
  (12,334,982)              (5,797,771)      (1,776,516)     (6,103,496)     (1,829,522)         4,493,297
---------------- ------------------------ ---------------- --------------- --------------- ------------------
   34,304,737             (108,065,890)      23,858,914      17,254,058     (51,817,964)        10,236,135
  127,756,199              235,822,089      211,963,175      80,153,968     131,971,932        121,735,797
---------------- ------------------------ ---------------- --------------- --------------- ------------------
$ 162,060,936            $ 127,756,199    $ 235,822,089    $ 97,408,026    $ 80,153,968      $ 131,971,932
================ ======================== ================ =============== =============== ==================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                     AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
                                                                      SUB-ACCOUNT
                                                     -----------------------------------------------
                                                             2009            2008            2007
                                                     --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ (54,836)     $ (278,181)    $ 2,038,185
  Net realized gains (losses)                          (3,601,127)      8,515,288      10,524,305
  Change in unrealized gains (losses) on investments   26,946,229     (56,146,086)      1,634,253
                                                     --------------- --------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                 23,290,266     (47,908,979)     14,196,743
                                                     --------------- --------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          7,079,950       8,917,881       8,861,579
  Net transfers (including fixed account)              (1,594,366)      3,558,772      11,221,226
  Policy charges                                       (4,397,061)     (4,667,126)     (5,193,638)
  Transfers for policy benefits and terminations       (4,444,554)     (7,270,865)     (7,731,219)
                                                     --------------- --------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (3,356,031)        538,662       7,157,948
                                                     --------------- --------------- ---------------
     Net increase (decrease) in net assets             19,934,235     (47,370,317)     21,354,691
NET ASSETS:
  Beginning of year                                    40,586,683      87,957,000      66,602,309
                                                     --------------- --------------- ---------------
  End of year                                        $ 60,520,918    $ 40,586,683    $ 87,957,000
                                                     =============== =============== ===============

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

                AMERICAN FUNDS BOND                                   FIDELITY VIP EQUITY-INCOME
                        SUB-ACCOUNT                                                  SUB-ACCOUNT
----------------------------------------------------- --------------------------------------------------------------
        2009                   2008           2007            2009                          2008             2007
--------------- ---------------------- -------------- --------------- ----------------------------- ----------------
   $ 309,820              $ 509,217      $ 573,417     $ 1,401,140                   $ 2,278,274      $ 2,019,472
    (214,520)              (130,803)        35,969      (6,463,819)                   (3,382,730)      16,379,660
   1,122,817             (1,316,561)      (437,728)     26,930,907                   (63,561,281)     (16,083,412)
--------------- ---------------------- -------------- --------------- ----------------------------- ----------------
   1,218,117               (938,147)       171,658      21,868,228                   (64,665,737)       2,315,720
--------------- ---------------------- -------------- --------------- ----------------------------- ----------------
   1,113,974              1,467,896        808,464       9,364,353                    11,209,202       12,978,363
   1,586,332                111,131      6,542,599      (3,739,353)                   (4,090,826)        (793,715)
    (857,624)              (720,430)      (402,838)     (6,361,510)                   (6,978,124)      (8,472,918)
    (586,063)              (700,812)      (446,366)     (8,564,172)                  (14,923,024)     (20,802,918)
--------------- ---------------------- -------------- --------------- ----------------------------- ----------------
   1,256,619                157,785      6,501,859      (9,300,682)                  (14,782,772)     (17,091,188)
--------------- ---------------------- -------------- --------------- ----------------------------- ----------------
   2,474,736               (780,362)     6,673,517      12,567,546                   (79,448,509)     (14,775,468)
   9,026,087              9,806,449      3,132,932      81,257,307                   160,705,816      175,481,284
--------------- ---------------------- -------------- --------------- ----------------------------- ----------------
$ 11,500,823            $ 9,026,087    $ 9,806,449    $ 93,824,853                  $ 81,257,307    $ 160,705,816
=============== ====================== ============== =============== ============================= ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                       MIST T. ROWE PRICE MID CAP GROWTH
                                                                      SUB-ACCOUNT
                                                     -------------------------------------------------
                                                             2009            2008              2007
                                                     --------------- --------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ (72,931)      $ (76,922)        $ (46,331)
  Net realized gains (losses)                            (848,226)      2,130,651         2,783,457
  Change in unrealized gains (losses) on investments    8,055,334     (12,799,749)          895,981
                                                     --------------- --------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                  7,134,177     (10,746,020)        3,633,107
                                                     --------------- --------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          2,184,882       2,658,331         2,616,266
  Net transfers (including fixed account)               1,331,637       2,457,487         2,286,635
  Policy charges                                       (1,520,531)     (1,486,566)       (1,482,925)
  Transfers for policy benefits and terminations       (1,909,520)     (2,293,992)       (3,414,682)
                                                     --------------- --------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                            86,468       1,335,260             5,294
                                                     --------------- --------------- -----------------
     Net increase (decrease) in net assets              7,220,645      (9,410,760)        3,638,401
NET ASSETS:
  Beginning of year                                    15,783,548      25,194,308        21,555,907
                                                     --------------- --------------- -----------------
  End of year                                        $ 23,004,193    $ 15,783,548      $ 25,194,308
                                                     =============== =============== =================

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

                MIST PIMCO TOTAL RETURN                                   MIST RCM TECHNOLOGY
                            SUB-ACCOUNT                                           SUB-ACCOUNT
---------------------------------------------------------- ----------------------------------------------------
        2009                       2008            2007           2009                   2008           2007
--------------- -------------------------- --------------- -------------- ---------------------- --------------
 $ 5,084,898                $ 2,204,833     $ 1,740,667      $ (20,200)             $ 737,704      $ (18,206)
   3,101,557                  1,515,054          35,653       (419,666)             1,145,060        653,761
   3,644,992                 (3,610,480)      2,098,892      3,015,676             (5,060,257)       595,431
--------------- -------------------------- --------------- -------------- ---------------------- --------------
  11,831,447                    109,407       3,875,212      2,575,810             (3,177,493)     1,230,986
--------------- -------------------------- --------------- -------------- ---------------------- --------------
   7,065,605                  7,515,531       7,798,188        858,710                848,033        748,864
   9,682,378                  9,342,712       8,797,608        909,488              1,587,222        992,668
  (5,490,730)                (4,420,164)     (3,609,937)      (575,579)              (457,352)      (337,837)
  (9,024,684)                (6,284,542)     (4,627,274)      (430,736)              (643,118)      (502,954)
--------------- -------------------------- --------------- -------------- ---------------------- --------------
   2,232,569                  6,153,537       8,358,585        761,883              1,334,785        900,741
--------------- -------------------------- --------------- -------------- ---------------------- --------------
  14,064,016                  6,262,944      12,233,797      3,337,693             (1,842,708)     2,131,727
  64,622,519                 58,359,575      46,125,778      4,085,556              5,928,264      3,796,537
--------------- -------------------------- --------------- -------------- ---------------------- --------------
$ 78,686,535               $ 64,622,519    $ 58,359,575    $ 7,423,249            $ 4,085,556    $ 5,928,264
=============== ========================== =============== ============== ====================== ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                    MIST LAZARD MID CAP
                                                                            SUB-ACCOUNT
                                                     ----------------------------------------------------
                                                            2009                   2008           2007
                                                     -------------- ---------------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 51,392               $ 61,700       $ 16,121
  Net realized gains (losses)                           (818,312)               (57,776)       822,680
  Change in unrealized gains (losses) on investments   2,418,051             (3,177,298)    (1,252,571)
                                                     -------------- ---------------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                 1,651,131             (3,173,374)      (413,770)
                                                     -------------- ---------------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           814,593              1,028,490      1,061,073
  Net transfers (including fixed account)               (227,858)              (298,462)     2,487,040
  Policy charges                                        (464,019)              (455,388)      (568,318)
  Transfers for policy benefits and terminations        (747,242)              (754,985)      (797,916)
                                                     -------------- ---------------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         (624,526)              (480,345)     2,181,879
                                                     -------------- ---------------------- --------------
     Net increase (decrease) in net assets             1,026,605             (3,653,719)     1,768,109
NET ASSETS:
  Beginning of year                                    4,876,754              8,530,473      6,762,364
                                                     -------------- ---------------------- --------------
  End of year                                        $ 5,903,359            $ 4,876,754    $ 8,530,473
                                                     ============== ====================== ==============

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

    MIST MET/AIM SMALL CAP GROWTH                MIST HARRIS OAKMARK INTERNATIONAL
               SUB-ACCOUNT                                      SUB-ACCOUNT
---------------------------------------------- -------------------------------------------------
       2009           2008             2007            2009            2008              2007
-------------- -------------- ---------------- --------------- --------------- -----------------
  $ (11,460)     $ (16,506)       $ (19,748)    $ 2,534,120       $ 670,394         $ 291,196
   (546,326)       197,427          337,064      (3,023,910)      4,175,267         7,874,782
  1,398,839     (2,172,723)         171,391      15,307,223     (25,488,640)       (9,052,128)
-------------- -------------- ---------------- --------------- --------------- -----------------
    841,053     (1,991,802)         488,707      14,817,433     (20,642,979)         (886,150)
-------------- -------------- ---------------- --------------- --------------- -----------------
    353,606        553,965          583,986       4,313,265       5,616,116         6,699,487
   (311,768)       (34,707)         309,844       1,091,471      (4,931,984)       10,245,789
   (298,613)      (312,584)        (339,442)     (2,667,128)     (2,752,437)       (3,258,769)
   (316,161)      (431,652)        (452,322)     (3,245,653)     (4,129,365)       (7,228,755)
-------------- -------------- ---------------- --------------- --------------- -----------------
   (572,936)      (224,978)         102,066        (508,045)     (6,197,670)        6,457,752
-------------- -------------- ---------------- --------------- --------------- -----------------
    268,117     (2,216,780)         590,773      14,309,388     (26,840,649)        5,571,602
  2,922,431      5,139,211        4,548,438      28,218,091      55,058,740        49,487,138
-------------- -------------- ---------------- --------------- --------------- -----------------
$ 3,190,548    $ 2,922,431      $ 5,139,211    $ 42,527,479    $ 28,218,091      $ 55,058,740
============== ============== ================ =============== =============== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                     MIST LEGG MASON PARTNERS AGGRESSIVE GROWTH
                                                                    SUB-ACCOUNT
                                                     ---------------------------------------------
                                                            2009           2008            2007
                                                     -------------- -------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ (5,275)      $ (9,732)       $ (6,309)
  Net realized gains (losses)                           (394,944)      (118,012)        325,991
  Change in unrealized gains (losses) on investments     901,647     (1,008,306)       (250,410)
                                                     -------------- -------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                   501,428     (1,136,050)         69,272
                                                     -------------- -------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           353,242        431,946         494,859
  Net transfers (including fixed account)                117,745         86,137        (140,512)
  Policy charges                                        (180,740)      (159,490)       (228,414)
  Transfers for policy benefits and terminations        (220,726)      (318,548)       (272,791)
                                                     -------------- -------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                           69,521         40,045        (146,858)
                                                     -------------- -------------- ---------------
     Net increase (decrease) in net assets               570,949     (1,096,005)        (77,586)
NET ASSETS:
  Beginning of year                                    1,714,905      2,810,910       2,888,496
                                                     -------------- -------------- ---------------
  End of year                                        $ 2,285,854    $ 1,714,905     $ 2,810,910
                                                     ============== ============== ===============

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

    MIST CLARION GLOBAL REAL ESTATE                    MIST MFS RESEARCH INTERNATIONAL
                 SUB-ACCOUNT                                        SUB-ACCOUNT
------------------------------------------------- --------------------------------------------------
        2009            2008              2007             2009            2008              2007
--------------- --------------- ----------------- ---------------- --------------- -----------------
   $ 438,706       $ 328,129         $ 187,965      $ 2,892,968       $ (74,869)        $ 177,471
  (1,910,846)        557,852         3,618,254       (8,518,143)     (1,197,336)        2,551,425
   5,915,589     (10,483,737)       (8,438,976)      33,302,946     (68,263,188)         (534,417)
--------------- --------------- ----------------- ---------------- --------------- -----------------
   4,443,449      (9,597,756)       (4,632,757)      27,677,771     (69,535,393)        2,194,479
--------------- --------------- ----------------- ---------------- --------------- -----------------
   2,740,172       3,827,534         4,350,769       10,534,651       9,096,752         1,971,165
    (881,546)        (44,314)        4,217,420       (6,269,892)    153,726,724         9,894,185
  (1,600,762)     (1,955,257)       (2,374,752)      (6,297,302)     (6,426,159)         (974,849)
  (1,285,831)     (2,390,982)       (2,790,791)     (11,085,950)    (12,521,632)       (1,510,679)
--------------- --------------- ----------------- ---------------- --------------- -----------------
  (1,027,967)       (563,019)        3,402,646      (13,118,493)    143,875,685         9,379,822
--------------- --------------- ----------------- ---------------- --------------- -----------------
   3,415,482     (10,160,775)       (1,230,111)      14,559,278      74,340,292        11,574,301
  13,417,373      23,578,148        24,808,259       96,425,083      22,084,791        10,510,490
--------------- --------------- ----------------- ---------------- --------------- -----------------
$ 16,832,855    $ 13,417,373      $ 23,578,148    $ 110,984,361    $ 96,425,083      $ 22,084,791
=============== =============== ================= ================ =============== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                         MIST LORD ABBETT BOND DEBENTURE
                                                                      SUB-ACCOUNT
                                                     -------------------------------------------------
                                                             2009            2008              2007
                                                     --------------- --------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ 2,379,345     $ 1,403,514       $ 1,899,525
  Net realized gains (losses)                            (564,005)         85,386           241,985
  Change in unrealized gains (losses) on investments    8,294,995      (8,532,743)          237,120
                                                     --------------- --------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                 10,110,335      (7,043,843)        2,378,630
                                                     --------------- --------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          3,647,703       4,245,887         5,048,438
  Net transfers (including fixed account)              (1,587,805)       (689,222)        1,930,430
  Policy charges                                       (3,112,864)     (3,049,316)       (3,094,670)
  Transfers for policy benefits and terminations       (3,806,499)     (3,670,788)       (3,801,319)
                                                     --------------- --------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (4,859,465)     (3,163,439)           82,879
                                                     --------------- --------------- -----------------
     Net increase (decrease) in net assets              5,250,870     (10,207,282)        2,461,509
NET ASSETS:
  Beginning of year                                    29,153,548      39,360,830        36,899,321
                                                     --------------- --------------- -----------------
  End of year                                        $ 34,404,418    $ 29,153,548      $ 39,360,830
                                                     =============== =============== =================

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

MIST OPPENHEIMER CAPITAL APPRECIATION                            MIST SSGA GROWTH ETF
             SUB-ACCOUNT                                                  SUB-ACCOUNT
------------------------------------------------- ---------------------------------------------------
     2009           2008                  2007           2009                    2008         2007
------------ -------------- --------------------- -------------- ----------------------- ------------
 $ (2,330)      $ 29,640              $ (1,897)       $ 4,716                 $ 9,847     $ (2,198)
  (85,472)        94,422                64,295        (89,486)                (85,755)       5,211
  359,509       (620,791)              (22,990)       271,303                (157,789)      12,959
------------ -------------- --------------------- -------------- ----------------------- ------------
  271,707       (496,729)               39,408        186,533                (233,697)      15,972
------------ -------------- --------------------- -------------- ----------------------- ------------
  151,996        158,612                96,097        104,681                 112,343       59,076
   43,113        205,857               583,595      1,435,127                  89,065      752,504
  (71,045)       (58,204)              (51,485)       (66,695)                (58,139)     (62,899)
  (59,492)      (120,860)             (100,436)       (59,871)               (190,748)     (38,167)
------------ -------------- --------------------- -------------- ----------------------- ------------
   64,572        185,405               527,771      1,413,242                 (47,479)     710,514
------------ -------------- --------------------- -------------- ----------------------- ------------
  336,279       (311,324)              567,179      1,599,775                (281,176)     726,486
  588,826        900,150               332,971        536,030                 817,206       90,720
------------ -------------- --------------------- -------------- ----------------------- ------------
$ 925,105      $ 588,826             $ 900,150    $ 2,135,805               $ 536,030    $ 817,206
============ ============== ===================== ============== ======================= ============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                       MIST SSGA GROWTH AND INCOME ETF
                                                                    SUB-ACCOUNT
                                                     --------------------------------------------
                                                            2009           2008           2007
                                                     -------------- -------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 22,009       $ 12,507         $ (401)
  Net realized gains (losses)                            (31,741)       (99,156)         2,313
  Change in unrealized gains (losses) on investments     362,038       (152,331)         3,249
                                                     -------------- -------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                   352,306       (238,980)         5,161
                                                     -------------- -------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           340,020         98,174         30,553
  Net transfers (including fixed account)              1,534,271        138,560        492,703
  Policy charges                                         (71,392)       (27,773)       (25,861)
  Transfers for policy benefits and terminations        (107,776)       (47,115)        (1,133)
                                                     -------------- -------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        1,695,123        161,846        496,262
                                                     -------------- -------------- --------------
     Net increase (decrease) in net assets             2,047,429        (77,134)       501,423
NET ASSETS:
  Beginning of year                                      463,003        540,137         38,714
                                                     -------------- -------------- --------------
  End of year                                        $ 2,510,432      $ 463,003      $ 540,137
                                                     ============== ============== ==============

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

MIST PIMCO INFLATION PROTECTED BOND                   MIST LEGG MASON VALUE EQUITY
                SUB-ACCOUNT                                     SUB-ACCOUNT
------------------------------------------------ -----------------------------------------------
        2009           2008              2007           2009           2008              2007
--------------- -------------- ----------------- -------------- -------------- -----------------
   $ 302,874      $ 166,049           $ 4,117       $ 93,129      $ (17,021)        $ (89,882)
     (56,642)      (146,218)            6,584       (881,701)      (426,940)          184,870
   1,214,160       (887,227)           60,630      3,048,546     (7,398,268)       (1,096,137)
--------------- -------------- ----------------- -------------- -------------- -----------------
   1,460,392       (867,396)           71,331      2,259,974     (7,842,229)       (1,001,149)
--------------- -------------- ----------------- -------------- -------------- -----------------
   1,009,761        668,093            81,110      1,375,011      1,535,299         1,876,712
   3,297,674      7,471,629         1,418,711       (308,473)      (435,099)         (289,314)
    (805,216)      (348,053)          (29,715)      (723,859)      (725,186)       (1,170,952)
  (1,143,561)    (1,143,906)         (125,721)      (660,346)    (1,505,276)       (1,438,828)
--------------- -------------- ----------------- -------------- -------------- -----------------
   2,358,658      6,647,763         1,344,385       (317,667)    (1,130,262)       (1,022,382)
--------------- -------------- ----------------- -------------- -------------- -----------------
   3,819,050      5,780,367         1,415,716      1,942,307     (8,972,491)       (2,023,531)
   7,360,241      1,579,874           164,158      6,159,595     15,132,086        17,155,617
--------------- -------------- ----------------- -------------- -------------- -----------------
$ 11,179,291    $ 7,360,241       $ 1,579,874    $ 8,101,902    $ 6,159,595      $ 15,132,086
=============== ============== ================= ============== ============== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                         MIST BLACKROCK LARGE CAP CORE
                                                                    SUB-ACCOUNT
                                                     ----------------------------------------------
                                                            2009           2008          2007 (a)
                                                     -------------- -------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 22,299        $ 9,872         $ (2,290)
  Net realized gains (losses)                           (122,553)       (61,099)           1,835
  Change in unrealized gains (losses) on investments     478,999       (802,205)          17,789
                                                     -------------- -------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                   378,745       (853,432)          17,334
                                                     -------------- -------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           315,985        286,979          261,566
  Net transfers (including fixed account)                468,906        290,541        2,139,773
  Policy charges                                        (203,095)      (119,003)        (195,732)
  Transfers for policy benefits and terminations        (148,289)      (177,002)        (163,530)
                                                     -------------- -------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          433,507        281,515        2,042,077
                                                     -------------- -------------- ----------------
     Net increase (decrease) in net assets               812,252       (571,917)       2,059,411
NET ASSETS:
  Beginning of year                                    1,487,494      2,059,411               --
                                                     -------------- -------------- ----------------
  End of year                                        $ 2,299,746    $ 1,487,494      $ 2,059,411
                                                     ============== ============== ================

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

                MIST JANUS FORTY
                     SUB-ACCOUNT
--------------------------------------------------
        2009                2008        2007 (a)
--------------- ------------------- --------------
   $ (40,875)          $ 399,193       $ (5,703)
    (557,145)           (275,580)        32,447
   4,191,424          (5,405,174)       325,311
--------------- ------------------- --------------
   3,593,404          (5,281,561)       352,055
--------------- ------------------- --------------
   1,292,453           1,159,391         64,358
   2,186,670           9,116,185      4,029,930
    (891,797)           (574,801)       (53,982)
    (823,905)           (928,859)       (35,610)
--------------- ------------------- --------------
   1,763,421           8,771,916      4,004,696
--------------- ------------------- --------------
   5,356,825           3,490,355      4,356,751
   7,847,106           4,356,751             --
--------------- ------------------- --------------
$ 13,203,931         $ 7,847,106    $ 4,356,751
=============== =================== ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF NEW ENGLAND LIFE INSURANCE
COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

New England Variable Life Separate Account (the "Separate Account"), a separate account of New England Life Insurance Company (the "Company"), was established by the Company's Board of Directors on January 31, 1983 to support operations of the Company with respect to certain variable life insurance policies (the "Policies"). The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Massachusetts Division of Insurance.

The Separate Account is divided into Sub-Accounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Sub-Account invests in shares of the corresponding portfolio, series, or fund (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

Metropolitan Series Fund, Inc. ("MSF")*
American Funds Insurance Series ("American Funds")
Fidelity Variable Insurance Products ("Fidelity VIP")
Met Investors Series Trust ("MIST")*

*See Note 5 for discussion of additional information on related party transactions.

The assets of each of the Sub-Accounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.

2. LIST OF SUB-ACCOUNTS

Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Sub-Accounts in accordance with the selection made by the policy owner. The following Sub-Accounts had net assets as of December 31, 2009:

MSF Zenith Equity Sub-Account
MSF BlackRock Bond Income Sub-Account
MSF BlackRock Money Market Sub-Account
MSF MFS Total Return Sub-Account
MSF Met/Artisan Mid Cap Value Sub-Account
MSF FI Value Leaders Sub-Account
MSF Loomis Sayles Small Cap Core Sub-Account
MSF Davis Venture Value Sub-Account
MSF BlackRock Legacy Large Cap Growth Sub-Account
MSF Western Asset Management U.S. Government Sub-Account
MSF Western Asset Management Strategic Bond Opportunities Sub-Account MSF FI Mid Cap Opportunities Sub-Account
MSF Jennison Growth Sub-Account
MSF Russell 2000 Index Sub-Account
MSF Artio International Stock Sub-Account
MSF BlackRock Strategic Value Sub-Account
MSF MetLife Stock Index Sub-Account
MSF Barclays Capital Aggregate Bond Index Sub-Account
MSF Morgan Stanley EAFE Index Sub-Account
MSF MetLife Mid Cap Stock Index Sub-Account
MSF Loomis Sayles Small Cap Growth Sub-Account
MSF BlackRock Large Cap Value Sub-Account
MSF Neuberger Berman Mid Cap Value Sub-Account
MSF MFS Value Sub-Account
MSF T. Rowe Price Large Cap Growth Sub-Account
MSF T. Rowe Price Small Cap Growth Sub-Account
MSF Oppenheimer Global Equity Sub-Account
MSF BlackRock Aggressive Growth Sub-Account
MSF BlackRock Diversified Sub-Account
MSF MetLife Conservative Allocation Sub-Account
MSF MetLife Conservative to Moderate Allocation Sub-Account
MSF MetLife Moderate Allocation Sub-Account
MSF MetLife Moderate to Aggressive Allocation Sub-Account
MSF MetLife Aggressive Allocation Sub-Account
American Funds Growth Sub-Account
American Funds Growth-Income Sub-Account
American Funds Global Small Capitalization Sub-Account
American Funds Bond Sub-Account
Fidelity VIP Equity-Income Sub-Account
MIST T. Rowe Price Mid Cap Growth Sub-Account

 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF NEW ENGLAND LIFE INSURANCE COMPANY NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF SUB-ACCOUNTS -- (CONTINUED)

MIST PIMCO Total Return Sub-Account
MIST RCM Technology Sub-Account
MIST Lazard Mid Cap Sub-Account
MIST Met/AIM Small Cap Growth Sub-Account
MIST Harris Oakmark International Sub-Account
MIST Legg Mason Partners Aggressive Growth Sub-Account
MIST Clarion Global Real Estate Sub-Account
MIST MFS Research International Sub-Account
MIST Lord Abbett Bond Debenture Sub-Account
MIST Oppenheimer Capital Appreciation Sub-Account
MIST SSgA Growth ETF Sub-Account
MIST SSgA Growth and Income ETF Sub-Account
MIST PIMCO Inflation Protected Bond Sub-Account
MIST Legg Mason Value Equity Sub-Account
MIST BlackRock Large Cap Core Sub-Account
MIST Janus Forty Sub-Account

3. PORTFOLIO CHANGES

The following Sub-Account ceased operations during the year ended December 31, 2009:

MSF FI Large Cap Sub-Account

The operations of the Sub-Accounts were affected by the following changes that occurred during the year ended December 31, 2009:

NAME CHANGES:

Former Name                                               New Name
(MSF) Harris Oakmark Focused Value Portfolio              (MSF) Met/Artisan Mid Cap Value Portfolio
(MSF) Loomis Sayles Small Cap Portfolio                   (MSF) Loomis Sayles Small Cap Core Portfolio
(MSF) Julius Baer International Stock Portfolio           (MSF) Artio International Stock Portfolio
(MSF) Lehman Brothers Aggregate Bond Index Portfolio      (MSF) Barclays Capital Aggregate Bond Index Portfolio
(MSF) Franklin Templeton Small Cap Growth Portfolio       (MSF) Loomis Sayles Small Cap Growth Portfolio

MERGER:

Former Portfolio              NEW Portfolio

(MSF) FI Large Cap Portfolio  (MSF) BlackRock Legacy Large Cap Growth Portfolio

4. SIGNIFICANT ACCOUNTING POLICIES


BASIS OF ACCOUNTING
The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for variable life separate accounts registered as unit investment trusts.

In June 2009, the Financial Accounting Standards Board ("FASB") approved FASB ACCOUNTING STANDARDS CODIFICATION ("Codification") as the single source of authoritative accounting guidance used in the preparation of financial statements in conformity with GAAP for all non-governmental entities. Codification, which changed the referencing and organization of accounting guidance without modification of existing GAAP, is effective for interim and annual periods ending after September 15, 2009. Since it did not modify existing GAAP, Codification did not have any impact on the financial results of the Sub-Accounts. On the effective date of Codification, substantially all existing non-Securities and Exchange Commission accounting and reporting standards were superseded and, therefore, are no longer referenced by title in the accompanying notes to the financial statements.

 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF NEW ENGLAND LIFE INSURANCE COMPANY NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
The Sub-Accounts' investment in shares of the portfolio, series or fund of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Sub-Accounts.

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets.
Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets.

Each Sub-Account invests in shares of open-end mutual funds which calculate a daily NAV based on the value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

PREMIUM PAYMENTS
The Company deducts a sales charge and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as payments received from policy owners on the statements of changes in net assets of the applicable Sub-Accounts as of the end of the valuation period in which received, as provided in the prospectus. Net premiums are reported as premium payments received from policy owners on the statements of changes in net assets of the applicable Sub-Accounts and are credited as accumulation units.

 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF NEW ENGLAND LIFE INSURANCE COMPANY NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)

NET TRANSFERS
Funds transferred by the policy owner into or out of the Sub-Accounts within the Separate Account or into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Sub-Accounts.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
Effective December 31, 2009, the Separate Account adopted new guidance on: (i) measuring the fair value of investments in certain entities that calculate a NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements about the nature and risks of investments measured at fair value on a recurring or non-recurring basis. As a result, the Separate Account classified all of its investments, which utilize a NAV to measure fair value, as Level 2 in the fair value hierarchy.

Effective April 1, 2009, the Separate Account adopted prospectively new guidance, which establishes general standards for accounting and disclosures of events that occur subsequent to the statements of assets and liabilities date but before financial statements are issued, as revised in February 2010. The Separate Account has provided the required disclosures, if any, in its financial statements.

Effective January 1, 2008, the Separate Account adopted new fair value measurements guidance which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied this guidance prospectively to assets measured at fair value. The adoption of this guidance did not have an impact on the fair value of items measured at fair value for each of the Sub-Accounts.

 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF NEW ENGLAND LIFE INSURANCE COMPANY NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. EXPENSES AND RELATED PARTY TRANSACTIONS

Each Sub-Account calculates a daily performance measure called a "unit value," which reflects changes in the net asset value per share of the underlying assets of the portfolio, series, or fund including daily charges against the Sub-Account for mortality and expense risk charges, where applicable, and any dividend or capital gain distributions from the portfolio, series, or fund.

The following annual Separate Account charge is an asset-based charge and assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations:

MORTALITY AND EXPENSE RISK -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

The table below represents the range of effective annual rates for the charge for the year ended December 31, 2009:

Mortality and Expense Risk    0.20% - 0.90%

The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy.

For some Policies, the Mortality and Expense Risk charge which ranges from .10% to .90% is assessed on a monthly basis through the reduction in policy owner cash values. Other policy charges that are assessed through the reduction in policy owner cash values generally include: cost of insurance ("COI") charges, administrative charges, a policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. Administrative charges range from $.02 to $.38 for every $1,000 of the policy face amount and are assessed per policy per month. Policy fees range from $0 to $25 and are assessed monthly depending on the policy and the policy year. In addition, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period that ranges from 0% to 90% of the policy's target premium. Certain policies have an additional surrender charge that ranges from $0 to $5 per $1,000 of policy face amount. Most policies offer optional benefits that can be added to the policy by rider. The charge for riders that provide life insurance benefits can range from $0 to $500 per $1,000 of coverage and the charge for riders providing benefits in the event of disability can range from $.86 to $67.77 per $100 of the benefit provided. These charges are recorded as policy charges in the accompanying statements of changes in net assets of the applicable Sub-Accounts.

Certain investments in the various portfolios of the MIST and MSF Trusts hold shares that are managed by MetLife Advisers, LLC, which acts in the capacity of investment advisor and is an indirect affiliate of the Company. On May 1, 2009, Met Investors Advisory, LLC, an indirect affiliate of the Company and previous manager of the MIST Trust, merged into MetLife Advisers, LLC.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS

                                                                                            FOR THE YEAR ENDED
                                                          AS OF DECEMBER 31, 2009            DECEMBER 31, 2009
                                                          ----------------------- ----------------------------
                                                                                        COST OF       PROCEEDS
                                                              SHARES     COST ($) PURCHASES ($) FROM SALES ($)
                                                          ---------- ------------ ------------- --------------
MSF Zenith Equity Sub-Account                              1,565,194  565,777,185    79,679,165     40,481,082
MSF BlackRock Bond Income Sub-Account                        970,999  105,167,130     9,075,427     19,339,548
MSF BlackRock Money Market Sub-Account                     2,575,408  257,541,092    33,852,445     50,882,483
MSF MFS Total Return Sub-Account                             777,558  104,255,695     5,495,999     12,461,388
MSF Met/Artisan Mid Cap Value Sub-Account                    635,508  129,898,895     2,483,429     10,527,248
MSF FI Value Leaders Sub-Account                             369,442   61,005,896     1,706,377      5,900,400
MSF Loomis Sayles Small Cap Core Sub-Account                 669,989  131,271,164       865,578     13,476,074
MSF Davis Venture Value Sub-Account                        8,958,184  228,608,643     5,467,505     26,764,127
MSF BlackRock Legacy Large Cap Growth Sub-Account          6,888,335  137,626,568     1,547,563     16,252,695
MSF Western Asset Management U.S. Government
  Sub-Account                                                755,447    9,077,011     3,639,383      2,798,856
MSF Western Asset Management Strategic Bond Opportunities
  Sub-Account                                              1,245,579   14,906,958     3,053,406      2,273,714
MSF FI Mid Cap Opportunities Sub-Account                   1,362,514   19,275,172     1,223,632      2,314,347
MSF Jennison Growth Sub-Account                              531,874    5,732,247       954,764      1,337,559
MSF Russell 2000 Index Sub-Account                         1,822,753   23,350,254     1,909,330      2,777,326
MSF Artio International Stock Sub-Account                  3,202,701   33,956,840     1,714,111      3,072,126
MSF BlackRock Strategic Value Sub-Account                  3,588,284   55,850,965     1,114,718      4,285,471
MSF MetLife Stock Index Sub-Account                        5,248,763  155,295,916     9,273,184     21,819,942
MSF Barclays Capital Aggregate Bond Index Sub-Account      2,575,617   27,538,142     4,514,211      4,527,868
MSF Morgan Stanley EAFE Index Sub-Account                  1,384,761   17,528,806     2,433,422      2,802,695
MSF MetLife Mid Cap Stock Index Sub-Account                1,507,323   19,080,153     2,332,503      1,856,840
MSF Loomis Sayles Small Cap Growth Sub-Account               683,553    6,209,247     1,094,545        622,477
MSF BlackRock Large Cap Value Sub-Account                  1,059,624   12,134,937     2,426,449      2,353,572
MSF Neuberger Berman Mid Cap Value Sub-Account             1,725,411   33,189,842     2,023,371      3,199,504
MSF MFS Value Sub-Account                                  1,044,303   12,487,175     2,389,226      1,162,468
MSF T. Rowe Price Large Cap Growth Sub-Account               542,990    7,288,940     1,108,794      1,537,453
MSF T. Rowe Price Small Cap Growth Sub-Account               333,817    4,479,174       960,190        955,317
MSF Oppenheimer Global Equity Sub-Account                    507,284    7,174,293     2,261,874      1,529,287
MSF BlackRock Aggressive Growth Sub-Account                  126,104    2,946,041       938,276        510,051
MSF BlackRock Diversified Sub-Account                        189,010    2,924,324       949,613      1,150,839
MSF MetLife Conservative Allocation Sub-Account              371,148    3,758,063     2,746,422      3,007,204
MSF MetLife Conservative to Moderate Allocation
  Sub-Account                                                646,573    6,505,881     3,928,205      2,408,902
MSF MetLife Moderate Allocation Sub-Account                3,294,107   34,275,707     6,754,229      5,167,286
MSF MetLife Moderate to Aggressive Allocation Sub-Account  5,130,932   54,738,740     8,878,234      5,782,483
MSF MetLife Aggressive Allocation Sub-Account                712,878    7,619,220     1,388,472      1,107,421
American Funds Growth Sub-Account                          3,517,154  180,086,203     4,622,747     16,507,824
American Funds Growth-Income Sub-Account                   3,125,403  109,644,891     4,543,916      9,535,951
American Funds Global Small Capitalization Sub-Account     3,410,551   68,795,474     3,572,781      6,966,728
American Funds Bond Sub-Account                            1,125,309   12,052,598     3,725,335      2,165,023
Fidelity VIP Equity-Income Sub-Account                     5,583,107  125,778,236     2,459,102     10,340,640
MIST T. Rowe Price Mid Cap Growth Sub-Account              2,979,558   24,067,291     2,955,943      2,933,231
MIST PIMCO Total Return Sub-Account                        6,550,259   75,414,367    19,475,491      9,120,290
MIST RCM Technology Sub-Account                            1,945,977    8,426,391     1,632,267        882,579
MIST Lazard Mid Cap Sub-Account                              632,418    7,799,891       652,652      1,225,043
MIST Met/AIM Small Cap Growth Sub-Account                    285,403    3,546,430       719,090      1,304,705
MIST Harris Oakmark International Sub-Account              3,531,076   52,263,012     6,727,488      4,698,727
MIST Legg Mason Partners Aggressive Growth Sub-Account       377,760    2,577,551       837,213        767,237
MIST Clarion Global Real Estate Sub-Account                1,758,289   25,166,846     1,573,834      2,149,514
MIST MFS Research International Sub-Account               11,835,471  145,693,977     4,824,470     15,111,365
MIST Lord Abbett Bond Debenture Sub-Account                2,812,275   33,552,512     4,647,117      7,150,671
MIST Oppenheimer Capital Appreciation Sub-Account            163,709    1,194,138       198,781        137,827
MIST SSgA Growth ETF Sub-Account                             216,902    2,013,693     1,738,059        318,974
MIST SSgA Growth and Income ETF Sub-Account                  242,905    2,298,421     2,676,373        973,184

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS -- (CONTINUED)

                                                                                  FOR THE YEAR ENDED
                                                AS OF DECEMBER 31, 2009            DECEMBER 31, 2009
                                                ----------------------- ----------------------------
                                                                              COST OF       PROCEEDS
                                                   SHARES      COST ($) PURCHASES ($) FROM SALES ($)
                                                --------- ------------- ------------- --------------
MIST PIMCO Inflation Protected Bond Sub-Account 1,001,740    10,802,520     4,832,695      2,168,227
MIST Legg Mason Value Equity Sub-Account        1,309,765    12,637,560       751,004        974,002
MIST BlackRock Large Cap Core Sub-Account         294,657     2,609,639       867,058        422,021
MIST Janus Forty Sub-Account                      204,122    14,107,374     3,426,012      1,699,972

 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF NEW ENGLAND LIFE INSURANCE COMPANY NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS

The following table is a summary of total returns, expenses as a percentage of average net assets, excluding expenses for the underlying portfolio, series, or fund, and the investment income ratio to average net assets, for each of the periods presented in the five years ended December 31, 2009. The table shows the ranges of total returns of the Sub-Accounts for all Policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risk charged against the Sub-Account assets, where applicable, for each type of policy. These figures do not reflect charges deducted from the premiums and the cash values of the Policies as such charges will affect the actual cash values and benefits of the Policies.

                                                  AS OF DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                                  ----------------- ---------------------------------------------------
                                                                    INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3,4)
                                                                           INCOME        LOWEST TO         LOWEST TO
                                                     NET ASSETS ($)     RATIO (%)      HIGHEST (%)       HIGHEST (%)
                                                  ----------------- ------------- ---------------- --------------------
MSF Zenith Equity Sub-Account                2009       443,638,026          5.79      0.20 - 0.90     29.24 - 30.41
                                             2008       376,112,791          2.70      0.20 - 0.90  (39.08) - (38.52)
                                             2007       688,309,329          0.76      0.20 - 0.90       4.31 - 5.26
                                             2006       734,057,930          0.53      0.00 - 0.90       7.31 - 8.28
                                             2005       760,537,208          0.90      0.00 - 0.90      9.17 - 10.15
MSF BlackRock Bond Income Sub-Account        2009       101,112,788          7.11      0.20 - 0.90       8.49 - 9.47
                                             2008       109,299,291          5.22      0.20 - 0.90    (4.30) - (3.43)
                                             2007       126,621,372          3.31      0.20 - 0.90       5.34 - 6.29
                                             2006       135,026,897          5.70      0.00 - 0.90       3.48 - 4.41
                                             2005       136,600,474          4.03      0.00 - 0.90       1.50 - 2.41
MSF BlackRock Money Market Sub-Account       2009       257,365,593          0.43      0.20 - 0.90     (0.48) - 0.42
                                             2008       274,303,548          2.80      0.20 - 0.90       1.97 - 2.89
                                             2007       261,581,445          4.94      0.20 - 0.90       4.09 - 5.04
                                             2006        98,569,401          4.66      0.00 - 0.90       3.88 - 4.81
                                             2005        92,247,000          2.73      0.00 - 0.90       1.97 - 2.89
MSF MFS Total Return Sub-Account             2009        94,616,514          4.41      0.20 - 0.90     17.54 - 18.60
                                             2008        90,118,925          3.64      0.20 - 0.90  (22.85) - (22.15)
                                             2007       128,431,968          2.19      0.20 - 0.90       3.44 - 4.38
                                             2006       135,222,422          3.59      0.00 - 0.90     11.21 - 12.21
                                             2005       129,599,852          1.78      0.00 - 0.90       2.20 - 3.12
MSF Met/Artisan Mid Cap Value Sub-Account    2009        94,117,099          1.15      0.20 - 0.90     40.30 - 41.56
                                             2008        74,291,633          0.39      0.20 - 0.90  (46.49) - (46.00)
                                             2007       157,882,498          0.57      0.20 - 0.90    (7.68) - (6.84)
                                             2006       193,589,963          0.31      0.00 - 0.90     11.45 - 12.45
                                             2005       191,375,939          0.04      0.00 - 0.90       9.00 - 9.98
MSF FI Value Leaders Sub-Account             2009        46,359,599          2.90      0.20 - 0.90     20.75 - 21.85
                                             2008        43,315,187          1.95      0.20 - 0.90  (38.95) - (38.50)
                                             2007        78,919,923          0.96      0.20 - 0.90       3.26 - 4.20
                                             2006        86,759,521          1.12      0.00 - 0.90     10.93 - 11.93
                                             2005        83,598,030          1.13      0.00 - 0.90      9.71 - 10.69
MSF Loomis Sayles Small Cap Core Sub-Account 2009       117,227,778          0.29      0.20 - 0.90     29.08 - 30.25
                                             2008       101,934,163            --      0.20 - 0.90  (36.47) - (35.89)
                                             2007       174,428,227          0.08      0.20 - 0.90     10.89 - 11.90
                                             2006       171,548,147            --      0.00 - 0.90     15.64 - 16.68
                                             2005       157,114,039            --      0.00 - 0.90       6.00 - 6.96

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                  AS OF DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                                  ----------------- ---------------------------------------------------
                                                                    INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3,4)
                                                                           INCOME        LOWEST TO         LOWEST TO
                                                     NET ASSETS ($)     RATIO (%)      HIGHEST (%)       HIGHEST (%)
                                                  ----------------- ------------- ---------------- --------------------
MSF Davis Venture Value Sub-Account          2009       252,306,022          1.60      0.20 - 0.90     30.80 - 31.99
                                             2008       214,256,548          1.37      0.20 - 0.90  (39.89) - (39.35)
                                             2007       383,166,627          0.80      0.20 - 0.90       3.64 - 4.58
                                             2006       391,428,706          0.83      0.00 - 0.90     13.56 - 14.58
                                             2005       357,153,939          0.69      0.00 - 0.90      9.31 - 10.30
MSF BlackRock Legacy Large Cap Growth        2009       158,130,679          0.68      0.20 - 0.90     33.35 - 36.79
  Sub-Account                                2008       129,720,981          0.45      0.20 - 0.90  (37.08) - (36.51)
                                             2007       224,783,521          0.20      0.20 - 0.90     17.65 - 18.72
                                             2006       210,532,191          0.12      0.00 - 0.90       3.20 - 4.13
                                             2005       222,568,551          0.41      0.00 - 0.90       6.05 - 7.00
MSF Western Asset Management U.S. Government 2009         8,949,802          4.49      0.20 - 0.90       3.74 - 4.33
  Sub-Account                                2008         8,118,034          4.39      0.20 - 0.90    (1.26) - (0.36)
                                             2007         8,555,333          1.62      0.20 - 0.90       3.41 - 4.35
                                             2006        23,111,882          1.96      0.00 - 0.90       3.23 - 4.16
                                             2005         5,988,976          1.41      0.00 - 0.90       0.81 - 1.72
MSF Western Asset Management Strategic Bond  2009        15,164,958          6.64      0.20 - 0.90     31.04 - 32.22
  Opportunities Sub-Account                  2008        12,005,795          4.12      0.20 - 0.90  (15.78) - (15.01)
                                             2007        15,153,416          2.75      0.20 - 0.90       3.10 - 4.03
                                             2006        13,995,776          5.01      0.00 - 0.90       4.12 - 5.06
                                             2005         9,512,958          2.35      0.00 - 0.90       1.91 - 2.83
MSF FI Mid Cap Opportunities Sub-Account     2009        16,876,991          1.55      0.20 - 0.90     32.60 - 33.80
                                             2008        13,727,741          0.42      0.20 - 0.90  (55.69) - (55.28)
                                             2007        33,745,831          0.13      0.20 - 0.90       7.36 - 8.33
                                             2006        33,000,999          0.01      0.00 - 0.90     10.85 - 11.85
                                             2005        31,907,921            --      0.00 - 0.90       5.96 - 6.92
MSF Jennison Growth Sub-Account              2009         5,789,441          0.18      0.20 - 0.90     38.73 - 39.99
  (Commenced 5/1/2005)                       2008         4,512,970          2.48      0.20 - 0.90  (37.00) - (36.43)
                                             2007         7,939,226          0.43      0.20 - 0.90     10.67 - 11.67
                                             2006         7,744,244            --      0.00 - 0.90       1.84 - 2.76
                                             2005         8,101,181            --      0.00 - 0.90     20.77 - 21.49
MSF Russell 2000 Index Sub-Account           2009        19,323,894          2.06      0.20 - 0.90     24.88 - 26.01
                                             2008        16,940,477          1.27      0.20 - 0.90  (34.10) - (33.50)
                                             2007        27,058,478          0.93      0.20 - 0.90    (2.40) - (1.51)
                                             2006        27,456,436          0.86      0.00 - 0.90     16.91 - 17.96
                                             2005        24,753,651          0.78      0.00 - 0.90       3.57 - 4.50
MSF Artio International Stock Sub-Account    2009        30,251,926          0.72      0.20 - 0.90     21.07 - 22.17
                                             2008        26,094,744          3.17      0.20 - 0.90  (44.63) - (44.13)
                                             2007        49,449,098          1.07      0.20 - 0.90      9.34 - 10.33
                                             2006        49,321,383          1.49      0.00 - 0.90     15.45 - 16.49
                                             2005        48,315,947          0.63      0.00 - 0.90     16.95 - 18.00
MSF BlackRock Strategic Value Sub-Account    2009        34,009,004          1.14      0.20 - 0.90     12.14 - 13.15
                                             2008        33,591,081          0.55      0.20 - 0.90  (38.96) - (38.40)
                                             2007        63,338,831          0.31      0.20 - 0.90    (4.32) - (3.45)
                                             2006        73,818,143          0.31      0.00 - 0.90     15.69 - 16.73
                                             2005        70,237,347            --      0.00 - 0.90       3.22 - 4.15

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                    AS OF DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                                    ----------------- ---------------------------------------------------
                                                                      INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3,4)
                                                                             INCOME        LOWEST TO         LOWEST TO
                                                       NET ASSETS ($)     RATIO (%)      HIGHEST (%)       HIGHEST (%)
                                                    ----------------- ------------- ---------------- --------------------
MSF MetLife Stock Index Sub-Account            2009       138,028,869          2.79      0.20 - 0.90     26.24 - 28.14
                                               2008       125,584,560          1.97      0.20 - 0.90  (37.67) - (37.10)
                                               2007       221,661,531          1.05      0.20 - 0.90       4.29 - 5.23
                                               2006       229,081,898          2.00      0.00 - 0.90     14.43 - 15.46
                                               2005       213,385,168          1.60      0.00 - 0.90       3.70 - 4.64
MSF Barclays Capital Aggregate Bond Index      2009        28,158,308          6.22      0.20 - 0.90       4.22 - 5.17
  Sub-Account                                  2008        28,481,153          4.55      0.20 - 0.90       5.04 - 5.99
                                               2007        28,756,872          4.78      0.20 - 0.90       5.91 - 6.87
                                               2006        29,998,745          4.36      0.00 - 0.90       3.19 - 4.12
                                               2005        29,833,679          3.98      0.00 - 0.90       1.15 - 2.06
MSF Morgan Stanley EAFE Index Sub-Account      2009        15,683,392          4.28      0.20 - 0.90     27.52 - 28.67
                                               2008        13,171,852          2.94      0.20 - 0.90  (42.60) - (42.08)
                                               2007        22,127,994          1.95      0.20 - 0.90      9.82 - 10.82
                                               2006        18,004,926          1.70      0.00 - 0.90     24.60 - 25.72
                                               2005        13,270,424          1.55      0.00 - 0.90     12.23 - 13.24
MSF MetLife Mid Cap Stock Index Sub-Account    2009        16,707,749          1.83      0.20 - 0.90     35.77 - 36.99
                                               2008        12,417,112          1.42      0.20 - 0.90  (36.75) - (36.17)
                                               2007        19,029,722          0.76      0.20 - 0.90       6.81 - 7.78
                                               2006        17,068,454          1.22      0.00 - 0.90      9.11 - 10.10
                                               2005        14,077,266          0.74      0.00 - 0.90     11.27 - 12.27
MSF Loomis Sayles Small Cap Growth Sub-Account 2009         5,041,503            --      0.20 - 0.90     28.77 - 29.93
                                               2008         3,508,118            --      0.20 - 0.90  (41.70) - (41.17)
                                               2007         7,074,259            --      0.20 - 0.90       3.60 - 4.54
                                               2006         7,303,723            --      0.00 - 0.90      9.03 - 10.01
                                               2005         6,719,469            --      0.00 - 0.90       3.72 - 4.65
MSF BlackRock Large Cap Value Sub-Account      2009        10,012,485          1.57      0.20 - 0.90     10.22 - 11.21
                                               2008         8,896,096          0.83      0.20 - 0.90  (35.48) - (34.90)
                                               2007        11,919,419          0.93      0.20 - 0.90       2.46 - 3.39
                                               2006         8,839,326          1.20      0.00 - 0.90     18.26 - 19.32
                                               2005         5,225,941          0.94      0.00 - 0.90       5.04 - 5.98
MSF Neuberger Berman Mid Cap Value Sub-Account 2009        27,580,805          1.60      0.20 - 0.90     46.77 - 48.10
                                               2008        20,009,802          0.86      0.20 - 0.90  (47.82) - (47.34)
                                               2007        39,717,343          0.55      0.20 - 0.90       2.52 - 3.45
                                               2006        38,343,907          0.50      0.00 - 0.90     10.46 - 11.45
                                               2005        32,943,567          0.26      0.00 - 0.90     11.26 - 12.27
MSF MFS Value Sub-Account                      2009        11,687,734            --      0.20 - 0.90     19.74 - 20.82
                                               2008         8,439,584          1.91      0.20 - 0.90  (34.06) - (33.46)
                                               2007        12,298,691          0.79      0.20 - 0.90    (4.66) - (3.79)
                                               2006        13,615,792          0.80      0.00 - 0.90     17.06 - 18.11
                                               2005        13,328,806          0.73      0.00 - 0.90    (2.26) - (1.38)
MSF T. Rowe Price Large Cap Growth Sub-Account 2009         6,987,452          0.65      0.20 - 0.90     42.15 - 43.44
                                               2008         5,244,491          0.58      0.20 - 0.90  (42.41) - (41.88)
                                               2007         7,948,169          0.42      0.20 - 0.90       8.40 - 9.39
                                               2006         5,704,830          0.42      0.00 - 0.90     12.23 - 13.24
                                               2005         6,065,326          0.67      0.00 - 0.90       5.64 - 6.59

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                     AS OF DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                                     ----------------- ---------------------------------------------------
                                                                       INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3,4)
                                                                              INCOME        LOWEST TO         LOWEST TO
                                                        NET ASSETS ($)     RATIO (%)      HIGHEST (%)       HIGHEST (%)
                                                     ----------------- ------------- ---------------- --------------------
MSF T. Rowe Price Small Cap Growth Sub-Account  2009         4,044,605          0.34      0.20 - 0.90     37.72 - 38.97
                                                2008         2,962,465            --      0.20 - 0.90  (36.77) - (36.19)
                                                2007         4,225,349            --      0.20 - 0.90       8.87 - 9.86
                                                2006         4,128,650            --      0.00 - 0.90       2.97 - 3.90
                                                2005         2,248,854            --      0.00 - 0.90     10.01 - 11.01
MSF Oppenheimer Global Equity Sub-Account       2009         6,833,450          2.42      0.20 - 0.90     39.06 - 40.31
                                                2008         4,452,138          2.22      0.20 - 0.90  (40.90) - (40.37)
                                                2007         6,383,391          1.08      0.20 - 0.90       5.53 - 6.49
                                                2006         5,131,307          2.33      0.00 - 0.90     15.55 - 16.59
                                                2005         2,435,641          0.37      0.00 - 0.90     15.18 - 16.22
MSF BlackRock Aggressive Growth Sub-Account     2009         2,945,625          0.19      0.20 - 0.90     48.10 - 49.44
                                                2008         1,657,805            --      0.20 - 0.90  (46.21) - (45.73)
                                                2007         2,233,228            --      0.20 - 0.90     19.49 - 20.58
                                                2006         1,262,834            --      0.00 - 0.90       5.77 - 6.73
                                                2005           778,161            --      0.00 - 0.90      9.71 - 10.70
MSF BlackRock Diversified Sub-Account           2009         2,749,051          5.13      0.20 - 0.90     16.25 - 17.30
                                                2008         2,615,227          2.79      0.20 - 0.90  (25.47) - (24.79)
                                                2007         3,548,106          2.37      0.20 - 0.90       4.94 - 5.90
                                                2006         3,414,636          2.35      0.00 - 0.90      9.54 - 10.53
                                                2005         3,082,467          1.19      0.00 - 0.90       2.13 - 3.05
MSF MetLife Conservative Allocation Sub-Account 2009         4,027,394          3.48      0.20 - 0.90     19.65 - 20.73
  (Commenced 5/1/2005)                          2008         3,651,569          1.10      0.20 - 0.90  (14.87) - (14.10)
                                                2007         2,013,623            --      0.20 - 0.90       4.79 - 5.74
                                                2006           961,858          2.62      0.00 - 0.90       6.30 - 7.25
                                                2005           494,420          0.67      0.00 - 0.90       3.50 - 4.13
MSF MetLife Conservative to Moderate Allocation 2009         6,804,874          2.95      0.20 - 0.90     22.89 - 24.00
  Sub-Account                                   2008         4,379,229          1.19      0.20 - 0.90  (22.13) - (21.42)
  (Commenced 5/1/2005)                          2007         3,279,205            --      0.20 - 0.90       4.11 - 5.06
                                                2006         1,654,340          1.51      0.00 - 0.90       8.79 - 9.77
                                                2005           230,607          0.80      0.00 - 0.90       5.79 - 6.43
MSF MetLife Moderate Allocation Sub-Account     2009        33,217,938          3.17      0.20 - 0.90     25.71 - 26.84
  (Commenced 5/1/2005)                          2008        25,987,914          1.01      0.20 - 0.90  (29.08) - (28.43)
                                                2007        29,192,086          0.20      0.20 - 0.90       3.61 - 4.55
                                                2006        16,573,938          1.85      0.00 - 0.90     11.18 - 12.18
                                                2005         3,737,916          0.81      0.00 - 0.90       8.00 - 8.66
MSF MetLife Moderate to Aggressive Allocation   2009        49,951,198          2.79      0.20 - 0.90     28.27 - 29.43
  Sub-Account                                   2008        37,391,113          0.83      0.20 - 0.90  (35.55) - (34.96)
  (Commenced 5/1/2005)                          2007        40,468,536          0.20      0.20 - 0.90       3.18 - 4.12
                                                2006        21,764,488          0.94      0.00 - 0.90     13.53 - 14.55
                                                2005         2,818,965          0.77      0.00 - 0.90     10.27 - 10.94
MSF MetLife Aggressive Allocation Sub-Account   2009         6,669,381          2.43      0.20 - 0.90     30.74 - 31.92
  (Commenced 5/1/2005)                          2008         4,931,373          0.77      0.20 - 0.90  (40.82) - (40.28)
                                                2007         7,131,044          0.27      0.20 - 0.90       2.55 - 3.48
                                                2006         3,293,718          0.72      0.00 - 0.90     15.03 - 16.07
                                                2005           405,330          0.75      0.00 - 0.90     12.04 - 12.72

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                AS OF DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                                ----------------- ---------------------------------------------------
                                                                  INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3,4)
                                                                         INCOME        LOWEST TO         LOWEST TO
                                                   NET ASSETS ($)     RATIO (%)      HIGHEST (%)       HIGHEST (%)
                                                ----------------- ------------- ---------------- --------------------
American Funds Growth Sub-Account          2009       162,060,936          0.66      0.20 - 0.90     38.16 - 39.41
                                           2008       127,756,199          0.80      0.20 - 0.90  (44.47) - (43.97)
                                           2007       235,822,089          0.78      0.20 - 0.90     11.34 - 12.35
                                           2006       211,963,175          0.81      0.00 - 0.90      9.23 - 10.22
                                           2005       184,342,864          0.72      0.00 - 0.90     15.15 - 16.19
American Funds Growth-Income Sub-Account   2009        97,408,026          1.61      0.20 - 0.90     30.07 - 31.24
                                           2008        80,153,968          1.72      0.20 - 0.90  (38.41) - (37.85)
                                           2007       131,971,932          1.54      0.20 - 0.90       4.10 - 5.04
                                           2006       121,735,797          1.60      0.00 - 0.90     14.17 - 15.20
                                           2005       102,332,076          1.39      0.00 - 0.90       4.89 - 5.83
American Funds Global Small Capitalization 2009        60,520,918          0.28      0.20 - 0.90     59.85 - 61.30
  Sub-Account                              2008        40,586,683            --      0.20 - 0.90  (53.94) - (53.52)
                                           2007        87,957,000          2.91      0.20 - 0.90     20.33 - 21.43
                                           2006        66,602,309          0.46      0.00 - 0.90     22.95 - 24.05
                                           2005        47,588,867          0.92      0.00 - 0.90     24.23 - 25.35
American Funds Bond Sub-Account            2009        11,500,823          3.32      0.20 - 0.90     11.60 - 12.61
  (Commenced 5/1/2006)                     2008         9,026,087          5.63      0.20 - 0.90   (10.16) - (9.35)
                                           2007         9,806,449          9.07      0.20 - 0.90       2.40 - 3.33
                                           2006         3,132,932          0.57      0.00 - 0.90       5.32 - 5.95
Fidelity VIP Equity-Income Sub-Account     2009        93,824,853          2.28      0.20 - 0.90     29.04 - 30.21
                                           2008        81,257,307          2.39      0.20 - 0.90  (43.17) - (42.65)
                                           2007       160,705,816          1.75      0.20 - 0.90       0.62 - 1.53
                                           2006       175,481,284          3.32      0.00 - 0.90     19.12 - 20.19
                                           2005       160,020,101          1.60      0.00 - 0.90       4.92 - 5.87
MIST T. Rowe Price Mid Cap Growth          2009        23,004,193            --      0.20 - 0.90     44.54 - 45.85
  Sub-Account                              2008        15,783,548          0.07      0.20 - 0.90  (40.17) - (39.62)
                                           2007        25,194,308          0.23      0.20 - 0.90     16.79 - 17.85
                                           2006        21,555,907            --      0.00 - 0.90       5.61 - 6.56
                                           2005        17,311,727            --      0.00 - 0.90     13.84 - 14.87
MIST PIMCO Total Return Sub-Account        2009        78,686,535          7.42      0.20 - 0.90     17.33 - 18.39
                                           2008        64,622,519          3.91      0.20 - 0.90     (0.27) - 0.64
                                           2007        58,359,575          3.62      0.20 - 0.90       6.88 - 7.85
                                           2006        46,125,778          2.55      0.00 - 0.90       3.87 - 4.80
                                           2005        41,507,727          0.06      0.00 - 0.90       1.55 - 2.46
MIST RCM Technology Sub-Account            2009         7,423,249            --      0.20 - 0.90     57.74 - 59.17
                                           2008         4,085,556         13.22      0.20 - 0.90  (44.75) - (44.25)
                                           2007         5,928,264            --      0.20 - 0.90     30.48 - 31.67
                                           2006         3,796,537            --      0.00 - 0.90       4.54 - 5.48
                                           2005         3,690,264            --      0.00 - 0.90     10.36 - 11.35
MIST Lazard Mid Cap Sub-Account            2009         5,903,359          1.38      0.20 - 0.90     35.92 - 37.14
                                           2008         4,876,754          1.27      0.20 - 0.90  (38.71) - (38.15)
                                           2007         8,530,473          0.64      0.20 - 0.90    (3.35) - (2.47)
                                           2006         6,762,364          0.53      0.00 - 0.90     13.85 - 14.87
                                           2005         6,002,785          0.39      0.00 - 0.90       7.43 - 8.40

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                       AS OF DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                                       ----------------- ---------------------------------------------------
                                                                         INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3,4)
                                                                                INCOME        LOWEST TO         LOWEST TO
                                                          NET ASSETS ($)     RATIO (%)      HIGHEST (%)       HIGHEST (%)
                                                       ----------------- ------------- ---------------- --------------------
MIST Met/AIM Small Cap Growth Sub-Account         2009         3,190,548            --      0.20 - 0.90     33.01 - 34.21
                                                  2008         2,922,431            --      0.20 - 0.90  (39.15) - (38.60)
                                                  2007         5,139,211            --      0.20 - 0.90     10.40 - 11.40
                                                  2006         4,548,438            --      0.00 - 0.90     12.89 - 13.91
                                                  2005         3,699,893            --      0.00 - 0.90       7.62 - 8.59
MIST Harris Oakmark International Sub-Account     2009        42,527,479          7.97      0.20 - 0.90     54.07 - 55.46
                                                  2008        28,218,091          2.01      0.20 - 0.90  (41.25) - (40.72)
                                                  2007        55,058,740          0.93      0.20 - 0.90    (1.75) - (0.86)
                                                  2006        49,487,138          2.51      0.00 - 0.90     28.05 - 29.20
                                                  2005        28,085,269          0.15      0.00 - 0.90     13.46 - 14.48
MIST Legg Mason Partners Aggressive Growth        2009         2,285,854          0.12      0.20 - 0.90     32.26 - 33.45
  Sub-Account                                     2008         1,714,905          0.01      0.20 - 0.90  (39.50) - (38.95)
                                                  2007         2,810,910          0.23      0.20 - 0.90       1.68 - 2.60
                                                  2006         2,888,496            --      0.00 - 0.90    (2.48) - (1.60)
                                                  2005         3,341,457            --      0.00 - 0.90     12.83 - 13.84
MIST Clarion Global Real Estate Sub-Account       2009        16,832,855          3.52      0.20 - 0.90     33.91 - 35.12
                                                  2008        13,417,373          2.05      0.20 - 0.90  (42.08) - (41.56)
                                                  2007        23,578,148          1.11      0.20 - 0.90  (15.56) - (14.79)
                                                  2006        24,808,259          1.05      0.00 - 0.90     36.67 - 37.90
                                                  2005        10,704,430            --      0.00 - 0.90     12.59 - 13.61
MIST MFS Research International Sub-Account       2009       110,984,361          3.46      0.20 - 0.90     30.75 - 31.93
                                                  2008        96,425,083          0.46      0.20 - 0.90  (41.77) - (42.25)
                                                  2007        22,084,791          1.44      0.20 - 0.90     12.58 - 13.60
                                                  2006        10,510,490          1.49      0.00 - 0.90     25.78 - 26.91
                                                  2005         4,008,903          0.86      0.00 - 0.90     15.73 - 16.77
MIST Lord Abbett Bond Debenture Sub-Account       2009        34,404,418          7.73      0.20 - 0.90     35.89 - 37.12
                                                  2008        29,153,548          4.37      0.20 - 0.90  (19.13) - (18.40)
                                                  2007        39,360,830          5.37      0.20 - 0.90       5.89 - 6.85
                                                  2006        36,899,321          6.78      0.00 - 0.90       8.38 - 9.35
                                                  2005        34,356,749          4.73      0.00 - 0.90       0.90 - 1.81
MIST Oppenheimer Capital Appreciation Sub-Account 2009           925,105            --      0.20 - 0.90     42.73 - 44.02
  (Commenced 5/1/2005)                            2008           588,826          3.72      0.20 - 0.90  (46.29) - (45.80)
                                                  2007           900,150          0.10      0.20 - 0.90     13.42 - 14.45
                                                  2006           332,971          0.28      0.00 - 0.90       6.85 - 7.81
                                                  2005           146,981          0.14      0.00 - 0.90       3.93 - 4.87
MIST SSgA Growth ETF Sub-Account                  2009         2,135,805          1.03      0.20 - 0.90     28.34 - 29.51
  (Commenced 5/1/2006)                            2008           536,030          1.85      0.20 - 0.90  (33.44) - (32.84)
                                                  2007           817,206            --      0.20 - 0.90       5.02 - 5.76
                                                  2006            90,720          6.20      0.00 - 0.90       7.06 - 7.70
MIST SSgA Growth and Income ETF Sub-Account       2009         2,510,432          1.88      0.20 - 0.90     23.84 - 24.96
  (Commenced 5/1/2006)                            2008           463,003          1.80      0.20 - 0.90  (25.54) - (24.87)
                                                  2007           540,137            --      0.20 - 0.90       4.81 - 5.97
                                                  2006            38,714          8.25      0.00 - 0.90       6.68 - 7.31

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

7. FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                                     AS OF DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                                     ----------------- ---------------------------------------------------
                                                                       INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3,4)
                                                                              INCOME        LOWEST TO         LOWEST TO
                                                        NET ASSETS ($)     RATIO (%)      HIGHEST (%)       HIGHEST (%)
                                                     ----------------- ------------- ---------------- --------------------
MIST PIMCO Inflation Protected Bond Sub-Account 2009        11,179,291          3.63      0.20 - 0.90     16.69 - 18.37
  (Commenced 5/1/2006)                          2008         7,360,241          3.34      0.20 - 0.90    (7.46) - (6.62)
                                                2007         1,579,874          1.02      0.20 - 0.90     10.08 - 11.08
                                                2006           164,158            --      0.00 - 0.90     (0.42) - 0.46
MIST Legg Mason Value Equity Sub-Account        2009         8,101,902          1.84      0.20 - 0.90     36.55 - 37.79
  (Commenced 5/1/2006)                          2008         6,159,595          0.33      0.20 - 0.90  (54.94) - (54.43)
                                                2007        15,132,086            --      0.20 - 0.90    (6.57) - (5.72)
                                                2006        17,155,617          0.21      0.00 - 0.90       7.71 - 8.35
MIST BlackRock Large Cap Core Sub-Account       2009         2,299,746          1.41      0.20 - 0.90     18.36 - 19.43
  (Commenced 4/30/2007)                         2008         1,487,494          0.69      0.20 - 0.90  (37.68) - (37.12)
                                                2007         2,059,411            --      0.20 - 0.90       5.67 - 6.63
MIST Janus Forty Sub-Account                    2009        13,203,931            --      0.20 - 0.90     41.93 - 43.21
  (Commenced 4/30/2007)                         2008         7,847,106          5.09      0.20 - 0.90  (42.38) - (41.85)
                                                2007         4,356,751            --      0.20 - 0.90     26.05 - 27.09

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying portfolio, series, or fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude mortality and expense risk charges. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Sub-Account invests.

(2) These amounts represent the annualized policy expenses of each of the applicable Sub-Accounts, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the reduction in policy owner cash values have been excluded.

(3) The total return of a Sub-Account is calculated by taking the difference between the Sub-Account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on minimum and maximum returns within each product grouping of the applicable Sub-Account.

(4) The Company sells a number of variable life products which have unique combinations of features and fees that are charged against the policy owner's cash value. Differences in the fee structures result in a variety of expense ratios and total returns.

This page is intentionally left blank.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

Consolidated Financial Statements

for the Years Ended December 31, 2009, 2008 and 2007 and Report of Independent Registered Public Accounting Firm

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of New England Life Insurance Company:

     We have audited the accompanying consolidated balance sheets of New England Life Insurance Company and subsidiaries (an indirect wholly owned subsidiary of MetLife, Inc.) (the "Company") as of December 31, 2009 and 2008, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2009. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of New England Life Insurance Company and subsidiaries as of December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009, changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changed its method of accounting for income taxes as required by accounting guidance adopted on January 1, 2007.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 19, 2010

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2009 AND 2008

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)


                                                               2009      2008
                                                             -------   -------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at
     estimated fair value (amortized cost: $1,194 and $975,
     respectively).........................................  $ 1,233   $   921
  Mortgage loans, net......................................       82        52
  Policy loans.............................................      397       405
  Other limited partnership interests......................        1        --
  Short-term investments...................................       59       186
  Other invested assets....................................       39        40
                                                             -------   -------
     Total investments.....................................    1,811     1,604
Cash.......................................................       10        10
Accrued investment income..................................       24        21
Premiums and other receivables.............................      459       688
Deferred policy acquisition costs..........................    1,184     1,212
Current income tax recoverable.............................        8        31
Other assets...............................................       49        47
Separate account assets....................................    8,805     7,136
                                                             -------   -------
     Total assets..........................................  $12,350   $10,749
                                                             =======   =======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Future policy benefits...................................  $   647   $   658
  Policyholder account balances............................      969     1,096
  Other policyholder funds.................................      413       406
  Policyholder dividends payable...........................        3         4
  Long-term debt -- affiliated.............................       25        25
  Deferred income tax liability............................       91       111
  Other liabilities........................................      260       223
  Separate account liabilities.............................    8,805     7,136
                                                             -------   -------
     Total liabilities.....................................   11,213     9,659
                                                             -------   -------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 11)

STOCKHOLDER'S EQUITY:
Common stock, par value $125 per share; 50,000 shares
  authorized; 20,000 shares issued and outstanding.........        3         3
Additional paid-in capital.................................      458       458
Retained earnings..........................................      674       683
Accumulated other comprehensive income (loss)..............        2       (54)
                                                             -------   -------
     Total stockholder's equity............................    1,137     1,090
                                                             -------   -------
     Total liabilities and stockholder's equity............  $12,350   $10,749
                                                             =======   =======




        See accompanying notes to the consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                  (IN MILLIONS)

                                                              2009    2008    2007
                                                             -----   ------   ----
REVENUES
Premiums...................................................  $  66   $   73   $ 80
Universal life and investment-type product policy fees.....    375      553    546
Net investment income......................................     90       77     71
Other revenues.............................................    101      122    121
Net investment gains (losses):
  Other-than-temporary impairments on fixed maturity
     securities............................................     (1)      (3)    --
  Other net investment gains (losses), net.................   (130)     198      7
                                                             -----   ------   ----
     Total net investment gains (losses)...................   (131)     195      7
                                                             -----   ------   ----
       Total revenues......................................    501    1,020    825
                                                             -----   ------   ----
EXPENSES
Policyholder benefits and claims...........................    113      170    142
Interest credited to policyholder account balances.........     33       28     30
Policyholder dividends.....................................      5        5      8
Other expenses.............................................    376      608    507
                                                             -----   ------   ----
       Total expenses......................................    527      811    687
                                                             -----   ------   ----
Income (loss) before provision for income tax..............    (26)     209    138
Provision for income tax expense (benefit).................    (36)      59     27
                                                             -----   ------   ----
Net income.................................................  $  10   $  150   $111
                                                             =====   ======   ====




        See accompanying notes to the consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                  (IN MILLIONS)

                                                                  ACCUMULATED OTHER
                                                                COMPREHENSIVE INCOME
                                                                       (LOSS)              TOTAL NEW
                                                             --------------------------   ENGLAND LIFE
                                                                   NET         DEFINED     INSURANCE
                                       ADDITIONAL              UNREALIZED      BENEFIT     COMPANY'S
                               COMMON    PAID-IN   RETAINED    INVESTMENT       PLANS    STOCKHOLDER'S  NONCONTROLLING   TOTAL
                                STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)  ADJUSTMENT      EQUITY        INTERESTS    EQUITY
                               ------  ----------  --------  --------------  ----------  -------------  --------------  ------
Balance at December 31,
  2006.......................    $3       $458       $503         $ --          $(10)        $  954           $ 7       $  961
Cumulative effect of a change
  in accounting principle,
  net of income tax (Note
  1).........................                          13                                        13                         13
                                 --       ----       ----         ----          ----         ------           ---       ------
Balance at January 1, 2007...     3        458        516           --           (10)           967             7          974
Change in equity of
  noncontrolling interests...                                                                                  (7)          (7)
Comprehensive income:
  Net income.................                         111                                       111                        111
  Other comprehensive income
     (loss):
     Unrealized investment
       gains (losses), net of
       related offsets and
       income tax............                                        1                            1                          1
                                                                                             ------           ---       ------
  Comprehensive income.......                                                                   112            --          112
                                 --       ----       ----         ----          ----         ------           ---       ------
Balance at December 31,
  2007.......................     3        458        627            1           (10)         1,079            --        1,079
Dividend on common stock.....                         (94)                                      (94)                       (94)
Comprehensive income:
  Net income.................                         150                                       150                        150
  Other comprehensive income
     (loss):
     Unrealized investment
       gains (losses), net of
       related offsets and
       income tax............                                      (43)                         (43)                       (43)
     Defined benefit plans
       adjustment, net of
       income tax............                                                     (2)            (2)                        (2)
                                                                                             ------           ---       ------
     Other comprehensive
       income (loss).........                                                                   (45)           --          (45)
                                                                                             ------           ---       ------
  Comprehensive income.......                                                                   105            --          105
                                 --       ----       ----         ----          ----         ------           ---       ------
Balance at December 31,
  2008.......................     3        458        683          (42)          (12)         1,090            --        1,090
Dividend on common stock.....                         (19)                                      (19)                       (19)
Comprehensive income:
  Net income.................                          10                                        10                         10
  Other comprehensive income
     (loss):
     Unrealized investment
       gains (losses), net of
       related offsets and
       income tax............                                       60                           60                         60
     Defined benefit plans
       adjustment, net of
       income tax............                                                     (4)            (4)                        (4)
                                                                                             ------           ---       ------
     Other comprehensive
       income (loss).........                                                                    56            --           56
                                                                                             ------           ---       ------
  Comprehensive income.......                                                                    66            --           66
                                 --       ----       ----         ----          ----         ------           ---       ------
Balance at December 31,
  2009.......................    $3       $458       $674         $ 18          $(16)        $1,137           $--       $1,137
                                 ==       ====       ====         ====          ====         ======           ===       ======




        See accompanying notes to the consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                  (IN MILLIONS)


                                                              2009    2008      2007
                                                             -----   ------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income.................................................  $  10   $  150   $   111
Adjustments to reconcile net income to net cash used in
  operating activities:
     Depreciation and amortization expenses................      4        3         3
     Amortization of premiums and accretion of discounts
       associated with investments, net....................     (2)      (1)       (1)
     (Gains) losses from sales of investments, net.........    131     (195)       (7)
     Interest credited to policyholder account balances....     33       28        30
     Universal life and investment-type product policy
       fees................................................   (375)    (553)     (546)
     Change in premiums and other receivables..............     14      (78)        7
     Change in deferred policy acquisition costs, net......     21      141       (40)
     Change in insurance-related liabilities...............      5       66        52
     Change in income tax receivable (payable).............    (31)      48        (7)
     Change in other assets................................     85      106       108
     Change in other liabilities...........................     81      224       206
     Other, net............................................     (3)      (2)        1
                                                             -----   ------   -------
Net cash used in operating activities......................    (27)     (63)      (83)
                                                             -----   ------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities.............................    241      268       283
     Mortgage loans........................................      3       --        --
     Other limited partnership interests...................     --       --         3
  Purchases of:
     Fixed maturity securities.............................   (456)    (437)     (219)
     Mortgage loans........................................    (33)     (51)       --
     Other limited partnership interests...................     (1)      --        --
  Net change in short-term investments.....................    125      (63)       18
  Payment to participating common stock shareholders upon
     dissolution of subsidiary (Note 2)....................     --       --       (16)
  Net change in other invested assets......................    (10)      (7)       --
  Net change in policy loans...............................      8        6       (54)
  Other, net...............................................     (1)      (1)       (1)
                                                             -----   ------   -------
Net cash (used in) provided by investing activities........   (124)    (285)       14
                                                             -----   ------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits..............................................    846    1,137     1,771
     Withdrawals...........................................   (676)    (736)   (1,663)
  Dividend on common stock.................................    (19)     (94)       --
                                                             -----   ------   -------
Net cash provided by financing activities..................    151      307       108
                                                             -----   ------   -------
Change in cash.............................................     --      (41)       39
Cash, beginning of year....................................     10       51        12
                                                             -----   ------   -------
CASH, END OF YEAR..........................................  $  10   $   10   $    51
                                                             =====   ======   =======
Supplemental disclosures of cash flow information:
  Net cash paid (received) during the year for:
     Income tax............................................  $  (9)  $   10   $    22
                                                             =====   ======   =======
  Non-cash transactions during the year:
     Issuance of secured demand note collateral agreement..  $  --   $   25   $    --
                                                             =====   ======   =======




        See accompanying notes to the consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     New England Life Insurance Company ("NELICO") and its subsidiaries (collectively, the "Company") is a wholly-owned subsidiary of Metropolitan Life Insurance Company, which is a wholly-owned subsidiary of MetLife, Inc. ("MetLife"). The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company.

     The Company principally provides life insurance and annuity contracts through a network of general agencies and independent brokers located throughout the United States. The Company also provides participating and non-participating traditional life insurance, pension products, as well as group life, medical and disability coverage. The Company is licensed to conduct business in 50 states and the District of Columbia.

     NELICO owns 100% of the outstanding common stock of New England Securities Corporation ("NES").

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of NELICO and its subsidiaries. Intercompany accounts and transactions have been eliminated.

     See Note 2 for discussion concerning the dispositions of certain subsidiaries.

     The Company adopted revised guidance on the accounting for noncontrolling interests in the consolidated financial statements, effective January 1, 2009, which requires retrospective reclassification for all periods presented of noncontrolling interests (formerly called minority interests) to the equity section of the balance sheet and change in presentation of net income (loss) in the consolidated cash flows to include the portion of net income (loss) attributable to noncontrolling interests with a corresponding reduction in other operating activities. These consolidated financial statements present retrospective changes required under this revised guidance for the periods prior to the adoption as of January 1, 2009. For the impact for the years ended December 31, 2008 and 2007 refer to "Adoption of New Accounting
Pronouncements -- Business Combinations and Noncontrolling Interests."

     Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2009 presentation.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements.

     A description of critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

     In June 2009, the Financial Accounting Standards Board ("FASB") approved FASB Accounting Standards Codification ("Codification") as the single source of authoritative accounting guidance used in the preparation of financial statements in conformity with GAAP for all non-governmental entities. Codification changed the referencing and organization of accounting guidance without modification of existing GAAP. Since it did not modify existing GAAP, Codification did not have any impact on the Company's financial condition or results of

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES operations. On the effective date of Codification, substantially all existing non-SEC accounting and reporting standards were superseded and, therefore, are no longer referenced by title in the accompanying consolidated financial statements.

  Fair Value

     As described below, certain assets and liabilities are measured at estimated fair value on the Company's consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In many cases, the exit price and the transaction (or entry) price will be the same at initial recognition. However, in certain cases, the transaction price may not represent fair value. The fair value of a liability is based on the amount that would be paid to transfer a liability to a third-party with the same credit standing. It requires that fair value be a market-based measurement in which the fair value is determined based on a hypothetical transaction at the measurement date, considered from the perspective of a market participant. When quoted prices are not used to determine fair value the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. The Company prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability's classification within the fair value hierarchy is based on the lowest level of input to its valuation. The input levels are as follows:

       Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

       Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

       Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of estimated fair value requires significant management judgment or estimation.

     Prior to January 1, 2009, the measurement and disclosures of fair value based on exit price excluded certain items such as nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value on a nonrecurring basis.

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Investments

     The accounting policies for each of the Company's investments are as follows:

          Fixed Maturity Securities. The Company's fixed maturity securities are classified as available-for-sale and are reported at their estimated fair value.

          Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. This interest income is recorded in net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed securities are estimated by management using inputs obtained from third-party specialists, including broker-dealers and based on management's knowledge of the current market. For credit-sensitive mortgage-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed securities, the effective yield is recalculated on a retrospective basis.

          The Company periodically evaluates fixed maturity securities for impairments. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. See also Note 3.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to:(i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below cost or amortized cost

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     recovers; (vii) unfavorable changes in forecasted cash flows on mortgage-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          Effective April 1, 2009, the Company prospectively adopted new guidance on the recognition and presentation of other-than-temporary impairment ("OTTI") losses as described in "Adoption of New Accounting Pronouncements -- Financial Instruments." The new guidance requires that an OTTI be recognized in earnings for a fixed maturity security in an unrealized loss position when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its estimated fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in estimated fair value below amortized cost. If neither of these two conditions exists, the difference between the amortized cost basis of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("noncredit loss") is recorded as other comprehensive income (loss).

          Prior to the adoption of the new OTTI guidance, the Company recognized in earnings an OTTI for a fixed maturity security in an unrealized loss position unless it could assert that it had both the intent and ability to hold the fixed maturity security for a period of time sufficient to allow for a recovery of estimated fair value to the security's amortized cost basis. Also, prior to the adoption of this guidance, the entire difference between the fixed maturity security's amortized cost basis and its estimated fair value was recognized in earnings if it was determined to have an OTTI.

          With respect to perpetual hybrid securities that have attributes of both debt and equity, which are classified as fixed maturity securities, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

          Upon adoption of the new OTTI guidance, the Company's methodology and significant inputs used to determine the amount of the credit loss are as follows:

               (i) The Company calculates the recovery value of fixed maturity securities by performing a discounted cash flow analysis based on the present value of future cash flows expected to be received. The discount rate is generally the effective interest rate of the fixed maturity security prior to impairment.

               (ii) When determining the collectability and the period over which the fixed maturity security is expected to recover, the Company applies the same considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

               (iii) Additional considerations are made when assessing the unique features that apply to certain structured securities such as residential mortgage-backed securities ("RMBS") and commercial mortgage-backed securities ("CMBS"). These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.

               (iv) When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, management considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process which incorporates available information and management's best estimate of scenarios-based outcomes regarding the specific security and issuer; possible corporate restructurings or asset sales by the issuer; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; fundamentals of the industry and geographic area in which the security issuer operates and the overall macroeconomic conditions.

          The cost or amortized cost of fixed maturity securities is adjusted for OTTI in the period in which the determination is made. These impairments are included within net investment gains (losses). The Company does not change the revised cost basis for subsequent recoveries in value.

          In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

          Mortgage Loans. Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Based on the facts and circumstances of the individual loans being impaired, loan specific valuation allowances are established for the excess carrying value of the loan over either: (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. The Company also establishes allowances for loan losses for pools of loans with similar characteristics, such as mortgage loans based on similar property types, similar loan-to-value, or similar debt service coverage ratio factors when, based on past experience, it is probable that a credit event has occurred and the amount of the loss can be reasonably estimated. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to accrue for loans on which interest is generally more than 60 days past due and/or when the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded in accordance with the loan agreement as a reduction of principal and/or as interest income. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned in investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

          Other Limited Partnership Interests. The Company uses the equity method of accounting for investments in other limited partnership interests consisting of leveraged buy-out funds and other private equity funds in which it has more than a minor equity interest or more than a minor influence over the partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The equity method is also used for such investments in which the Company has significant influence or more than 20% interest. The Company uses the cost method of accounting for investments in other limited partnership interests in which it has a minor equity investment and virtually no influence over the partnership's operations. The Company reports the distributions from other limited partnership interests accounted for under the cost method and equity in earnings from other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in other limited partnerships for impairments. The Company considers its cost method investments for OTTI when the carrying value of other limited partnership interests exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an OTTI is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates estimated fair value, or stated at estimated fair value, if available. Short-term investments also includes an investment in an affiliated money market pool.

          Other Invested Assets. Other invested assets consist principally of a loan to an affiliate and tax credit partnerships.

          Loans to affiliates consists of a loan to the Company's affiliate, which is regulated, to meet their capital requirements. The loan is carried at amortized cost.

          Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits and are accounted for under the equity method or under the effective yield method. The Company reports the equity in earnings of tax credit partnerships in net investment income.

          The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

          When available, the estimated fair value of the Company's fixed maturity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs to these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

          The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

          When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

          Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

          The determination of the amount of allowances and impairments, as applicable, is described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

          The recognition of income on certain investments (e.g., loan-backed securities, including mortgage-backed securities, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

          The accounting rules for the determination of when an entity is a VIE and when to consolidate a VIE are complex. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The primary beneficiary is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both.

          When assessing the expected losses to determine the primary beneficiary for structured investment products such as asset-backed securitizations and collateralized debt obligations, the Company uses historical default probabilities based on the credit rating of each issuer and other inputs including maturity dates, industry classifications and geographic location. Using computational algorithms, the analysis simulates default scenarios resulting in a range of expected losses and the probability associated with each occurrence. For other investment structures such as hybrid securities, joint ventures, limited partnerships and limited liability companies, the Company takes into consideration the design of the VIE and generally uses a

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES qualitative approach to determine if it is the primary beneficiary. This approach includes an analysis of all contractual and implied rights and obligations held by all parties including profit and loss allocations, repayment or residual value guarantees, put and call options and other derivative instruments. If the primary beneficiary of a VIE can not be identified using this qualitative approach, the Company calculates the expected losses and expected residual returns of the VIE using a probability-weighted cash flow model. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements. The Company did not consolidate any of its VIEs at December 31, 2009 and 2008.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, to manage risks relating to its ongoing business. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net investment gains (losses). The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either: (i) a hedge of the estimated fair value of a recognized asset or liability ("fair value hedge"); or (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting guidance continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under such accounting guidance. If it was determined that

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact in the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item. However, accruals that are not scheduled to settle until maturity are included in the estimated fair value of derivatives in the consolidated balance sheets. The Company had no fair value hedges during the years ended December 31, 2009, 2008 and 2007.

     Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item. However, accruals that are not scheduled to settle until maturity are included in the estimated fair value of derivatives in the consolidated balance sheets.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheets at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheets at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at estimated fair value in the consolidated financial statements and that their related changes in estimated fair value could materially affect reported net income.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was less than $1 million at both December 31, 2009 and 2008. Accumulated depreciation and amortization of property, equipment and leasehold improvements was less than $1 million at both December 31, 2009 and 2008. Related depreciation and amortization expense was less than $1 million for the years ended December 31, 2009 and 2008. For the year ended December 31, 2007, related depreciation and amortization expense was $1 million.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $38 million and $35 million at December 31, 2009 and 2008, respectively. Accumulated amortization of capitalized software was $35 million and $33 million at December 31, 2009 and 2008, respectively. Related amortization expense was $2 million for the year ended December 31, 2009. For the years ended December 31, 2008 and 2007, related amortization expense was $1 million.

  Deferred Policy Acquisition Costs

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as deferred policy acquisition costs ("DAC"). Such costs consist principally of commissions and agency and policy issuance expenses. The recovery of DAC is dependent upon the future profitability of the related business.

     DAC on life insurance or investment-type contracts are amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC related to non-participating and non-dividend-paying traditional contracts (term insurance and non-medical health insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance unless the

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


DAC balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance is caused only by variability in premium volumes.

     The Company amortizes DAC related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC balances.

     The Company amortizes DAC related to fixed and variable universal life contracts and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC balances.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

     Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year the Company reviews the deferred sales inducements to determine the recoverability of these balances.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of: (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 4% to 5%) and (ii) the liability for terminal dividends.

     Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 2% to 6%.

     Participating business represented approximately 2% and 2% of the Company's life insurance in-force and 9% and 10% of the number of life insurance policies in-force, at December 31, 2009 and 2008, respectively.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

Participating policies represented approximately 41% and 61%, 40% and 58%, and 42% and 59%, of gross and net life insurance premiums for the years ended December 31, 2009, 2008 and 2007, respectively.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 5% to 7%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities range from 4% to 7%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 4% to 7%.

     Liabilities for unpaid claims and claim expenses are included in future policyholder benefits and represent the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary guarantees relating to certain life policies as follows:

     - Guaranteed minimum death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's ("S&P") 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed minimum income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIBs have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in policyholder account balances as described below.

     Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing DAC and are thus

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company establishes policyholder account balances for guaranteed minimum benefits relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefits ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product. The risk associated with GMWB riders written is ceded 100% to an affiliate through a reinsurance agreement.

     - Guaranteed minimum accumulation benefits ("GMAB") and settlement features in certain GMIB described above provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product. The risk associated with GMAB riders written is ceded 100% to an affiliate through a reinsurance agreement.

     For GMWB, GMAB and certain GMIB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     GMWB, GMAB and certain GMIB are accounted for as embedded derivatives with changes in estimated fair value reported in net investment gains (losses).

     At inception of the GMWB, GMAB and certain GMIB contracts, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

     The fair values for these embedded derivatives are then estimated based on the present value of projected future benefits minus the present value of projected future fees. The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. Beginning in 2008, the valuation of these embedded derivatives includes an adjustment for the Company's own credit and risk margins for non capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment.

     These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company cedes the risks associated with certain of the GMIB, GMAB and GMWB guarantees described in the preceding paragraphs to an affiliated reinsurance company. These reinsurance contracts contain embedded derivatives which are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on the ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company.

     In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also cedes to an affiliated reinsurance company certain directly written GMIB guarantees that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees, and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts, universal life-type policies and certain guaranteed minimum benefits. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and
(ii) credited interest, ranging from 1% to 9% less expenses, mortality charges and withdrawals.

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported death and disability claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

     The Company accounts for the prepayment of premiums on its group life and health contracts as premiums received in advance and applies the cash received to premiums when due.

     Also included in other policyholder funds are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

     The portion of fees allocated to embedded derivatives described previously is recognized within net investment gains (losses) as part of the estimated fair value of embedded derivatives.

  Other Revenues

     Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed.

  Policyholder Dividends

     Policyholder dividends are approved annually by NELICO's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by NELICO.

  Income Taxes

     NELICO joins with MetLife and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

          (i) future taxable income exclusive of reversing temporary differences and carryforwards;

          (ii) future reversals of existing taxable temporary differences;

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          (iii) taxable income in prior carryback years; and

          (iv) tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See also
Note 10) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     The Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by third parties.

     For each of its reinsurance agreements, the Company determines if the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received) and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

     The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Amounts currently recoverable under reinsurance agreements are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

     Cessions under reinsurance arrangements do not discharge the Company's obligations as the primary insurer.

  Employee Benefit Plans

     The Company's employees, who meet specified eligibility requirements, participate in pension, other postretirement and postemployment plans in various forms.

     Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year Treasury securities, for each account balance. At December 31, 2008, virtually all the obligations were calculated using the traditional formula.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired participants. Participants that were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participants hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

     The projected pension benefit obligation ("PBO") is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The accumulated pension benefit obligation ("ABO") is the actuarial present value of vested and non-vested pension benefits accrued based on current salary levels. Obligations, both PBO and ABO, of the defined benefit pension plans are determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The expected postretirement plan benefit obligations ("EPBO") represents the actuarial present value of all other postretirement benefits expected to be paid after retirement to employees and their dependents. Unlike for pensions, the EPBO is not recorded in the financial statements but is used in measuring the periodic expense. The accumulated postretirement plan benefit obligation ("APBO") represents the actuarial present value of future other postretirement benefits attributed to employee services rendered through a particular date and is the valuation basis upon which liabilities are established. The APBO is determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     The Company recognizes the funded status of the PBO for pension plans and the APBO for other postretirement plans for each of its plans in the consolidated balance sheets. The actuarial gains or losses, prior service costs and credits and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs are charged, net of income tax, to accumulated other comprehensive income (loss).

     Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from the increase (decrease) in prior years' benefit costs due to plan amendments or initiation of new plans. These costs are amortized into net periodic benefit cost over the expected service years of employees whose benefits are affected by such plan amendments. Actual experience related to plan assets and/or the benefit obligations may differ from that originally assumed when determining net periodic benefit cost for a particular period, resulting in gains or losses. To the extent such aggregate gains or losses exceed 10 percent of the greater of the benefit obligations or the market-related asset value of the plans, they are amortized into net periodic benefit cost over the expected service years of employees expected to receive benefits under the plans.

     The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates, and mortality. Management, in consultation with its external consulting actuarial firm, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data, and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

  Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company's consolidated net income or cash flows.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include mutual funds, hedge funds and cash and cash equivalents. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES separate accounts if: (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Financial Instruments

     As more fully described in "Summary of Significant Accounting Policies and Critical Accounting Estimates," effective April 1, 2009, the Company adopted new OTTI guidance. This guidance amends the previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity securities.

     The Company's net cumulative effect adjustment of adopting the OTTI guidance was an increase of less than $1 million to retained earnings with a corresponding increase to accumulated other comprehensive loss to reclassify the noncredit loss portion of previously recognized OTTI losses on fixed maturity securities held at April 1, 2009. This cumulative effect adjustment was comprised of an increase in the amortized cost basis of fixed maturity securities of less than $1 million, net of deferred income taxes of less than $1 million, resulting in the net cumulative effect adjustment of less than $1 million. The entire increase in the amortized cost basis of fixed maturity securities was in the U.S. corporate securities sector.

     The adoption of the OTTI guidance had no impact on the Company's pre-tax earnings for the year ended December 31, 2009.

     Effective January 1, 2009, the Company adopted guidance on disclosures about derivative instruments and hedging. This guidance requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Company has provided all of the material disclosures in its consolidated financial statements.

     The following new pronouncements relating to financial instruments had no material impact on the Company's consolidated financial statements:

     - Effective January 1, 2009, the Company adopted prospectively an update on accounting for transfers of financial assets and repurchase financing transactions. This update provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions.

     - Effective December 31, 2008, the Company adopted new guidance on the recognition of interest income and impairment on purchased beneficial interests and beneficial interests that continue to be held by a transferor in securitized financial assets. This new guidance more closely aligns the determination of whether an OTTI has occurred for a beneficial interest in a securitized financial asset with the original guidance for fixed maturity securities classified as available-for-sale or held-to-maturity.

     - Effective January 1, 2008, the Company adopted new guidance relating to application of the shortcut method of accounting for derivative instruments and hedging activities. This guidance permits interest rate swaps to

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES have a non-zero fair value at inception when applying the shortcut method of assessing hedge effectiveness as long as the difference between the transaction price (zero) and the fair value (exit price), as defined by current accounting guidance on fair value measurements, is solely attributable to a bid-ask spread. In addition, entities are not precluded from applying the shortcut method of assessing hedge effectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace.

     - Effective January 1, 2008, the Company adopted new guidance that permits a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset. This new guidance also includes certain terminology modifications. Upon adoption of this guidance, the Company did not change its accounting policy of not offsetting fair value amounts recognized for derivative instruments under master netting arrangements.

  Business Combinations and Noncontrolling Interests

     Effective January 1, 2009, the Company adopted revised guidance on business combinations and accounting for noncontrolling interests in the consolidated financial statements. Under this new guidance:

     - All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition-date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

     - Changes in deferred income tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

     - Net income (loss) includes amounts attributable to noncontrolling interests.

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

     The adoption of this guidance on a prospective basis did not have an impact on the Company's consolidated financial statements. Financial statements and disclosures for periods prior to 2009 reflect the retrospective application of the accounting for noncontrolling interests as required under this guidance.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Effective January 1, 2009, the Company adopted prospectively new guidance on determination of the useful life of intangible assets. This guidance amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. This change is intended to improve the consistency between the useful life of a recognized intangible asset and the period of expected future cash flows used to measure the fair value of the asset. The Company determines useful lives and provides all of the material disclosures prospectively on intangible assets acquired on or after January 1, 2009 in accordance with this guidance.

  Fair Value

     Effective January 1, 2008, the Company adopted new fair value measurements guidance which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied this guidance prospectively to assets and liabilities measured at fair value. The adoption of this guidance changed the valuation of certain freestanding derivatives by moving from a mid to bid pricing convention as it relates to certain volatility inputs, as well as the addition of liquidity adjustments and adjustments for risks inherent in a particular input or valuation technique. The adoption of this guidance also changed the valuation of the Company's embedded derivatives, most significantly the valuation of embedded derivatives associated with certain guarantees on variable annuity contracts. The change in valuation of embedded derivatives associated with guarantees on annuity contracts resulted from the incorporation of risk margins associated with non-capital market inputs and the inclusion of the Company's own credit standing in their valuation. At January 1, 2008, the impact of adopting the guidance on assets and liabilities measured at estimated fair value was $7 million ($5 million, net of income tax) and was recognized as a change in estimate in the accompanying consolidated statement of income where it was presented in the respective statement of income caption to which the item measured at estimated fair value is presented. There were no significant changes in estimated fair value of items measured at fair value and reflected in accumulated other comprehensive income (loss). The addition of risk margins and the Company's own credit spread in the valuation of embedded derivatives associated with annuity contracts may result in significant volatility in the Company's consolidated net income in future periods. The Company provided all of the material disclosures in Note 5.

     In February 2007, the FASB issued guidance related to the fair value option for financial assets and financial liabilities. This guidance permits entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to recognize related unrealized gains and losses in earnings. The fair value option is applied on an instrument-by-instrument basis upon adoption of the standard, upon the acquisition of an eligible financial asset, financial liability or firm commitment or when certain specified reconsideration events occur. The fair value election is an irrevocable election. Effective January 1, 2008, the Company did not elect the fair value option for any instruments.

     Effective April 1, 2009, the Company adopted new guidance on: (i) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities; and (ii) identifying transactions that are not orderly. The Company has provided all of the material disclosures in its consolidated financial statements. This adoption did not have any other material impact on the Company's consolidated financial statements.

     The following new pronouncements relating to fair value had no material impact on the Company's consolidated financial statements:

     - Effective September 30, 2008, the Company adopted new guidance relating to the fair value measurements of financial assets when the market for those assets is not active. It provides guidance on how a company's internal cash flow and discount rate assumptions should be considered in the measurement of fair value when relevant market data does not exist, how observable market information in an inactive market affects fair

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES value measurement and how the use of market quotes should be considered when assessing the relevance of observable and unobservable data available to measure fair value.

     - Effective January 1, 2009, the Company implemented fair value measurements guidance for certain nonfinancial assets and liabilities that are recorded at fair value on a non-recurring basis. This guidance applies to such items as: (i) nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination; (ii) reporting units measured at estimated fair value in the first step of a goodwill impairment test; and (iii) indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

     - Effective January 1, 2009, the Company adopted prospectively guidance on issuer's accounting for liabilities measured at fair value with a third-party credit enhancement. This guidance states that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, it requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value.

     - Effective December 31, 2009, the Company adopted new guidance on: (i) measuring the fair value of investments in certain entities that calculate NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements about the nature and risks of investments measured at fair value on a recurring or non-recurring basis.

     - Effective December 31, 2009, the Company adopted new guidance on measuring liabilities at fair value. This guidance provides clarification for measuring fair value in circumstances in which a quoted price in an active market for the identical liability is not available. In such circumstances a company is required to measure fair value using either a valuation technique that uses: (i) the quoted price of the identical liability when traded as an asset; or (ii) quoted prices for similar liabilities or similar liabilities when traded as assets; or (iii) another valuation technique that is consistent with the principles of fair value measurement such as an income approach (e.g., present value technique) or a market approach (e.g., "entry" value technique).

  Defined Benefit and Other Postretirement Plans

     Effective December 31, 2009, the Company adopted new guidance to enhance the transparency surrounding the types of assets and associated risks in an employer's defined benefit pension or other postretirement benefit plans. This guidance requires an employer to disclose information about the valuation of plan assets similar to that required under other fair value disclosure guidance. The Company provided all of the material disclosures in its consolidated financial statements.

  Other Pronouncements

     Effective April 1, 2009, the Company adopted prospectively new guidance which establishes general standards for accounting and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or available to be issued. The Company has provided all of the required disclosures in its consolidated financial statements.

     Effective December 31, 2008, the Company adopted new guidance relating to disclosures by public entities about transfers of financial assets and interests in VIEs. This guidance requires additional qualitative and quantitative disclosures about a transferors' continuing involvement in transferred financial assets and involvement in VIEs. The exact nature of the additional required VIE disclosures vary and depend on whether or not the VIE is a qualifying special purpose entity ("QSPE"). For VIEs that are QSPEs, the additional disclosures are only required for a non-transferor sponsor holding a variable interest or a non-transferor servicer holding a significant variable interest. For VIEs that are not QSPEs, the additional disclosures are only required if the Company is the primary beneficiary, and if not the primary beneficiary, only if the Company holds a significant variable interest in the VIE or is its sponsor. The Company provided all of the material disclosures in its consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Effective January 1, 2007, the Company adopted new guidance on income taxes. This guidance clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. It requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. As a result of the implementation, the Company recognized a $10 million decrease in the liability for unrecognized tax benefits and a $3 million decrease in the interest liability for unrecognized tax benefits. The corresponding increase to the January 1, 2007 balance of retained earnings was $13 million.

     The following new pronouncement had no impact on the Company's consolidated financial statements:

     Effective January 1, 2007, the Company adopted new guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in guidance relating to accounting and reporting by insurance enterprises for long-duration contracts and for realized gains and losses from the sale of investments. As a result of the adoption of the new guidance, if an internal replacement modification substantially changes a contract, then the DAC is written off immediately through income and any new deferrable costs associated with the new replacement are deferred. If a contract modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are immediately expensed.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

     In January 2010, the FASB issued new guidance that requires new disclosures about significant transfers in and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3 (Accounting Standards Update ("ASU") 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements). In addition, this guidance provides clarification of existing disclosure requirements about (a) level of disaggregation and (b) inputs and valuation techniques. The update is effective for the first quarter of 2010. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

     In June 2009, the FASB issued additional guidance related to financial instrument transfers (ASU 2009-16, Transfers and Servicing (Topic 860):
Accounting for Transfers of Financial Assets) and evaluation of VIEs for consolidation (ASU 2009-17, Consolidations (Topic 810): Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities). The guidance is effective for the first quarter of 2010:

     - The financial instrument transfer guidance eliminates the concept of a "QSPE," eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The guidance also requires additional disclosures about transfers of financial assets, including securitized transactions, as well as a company's continuing involvement in transferred financial assets. The Company does not expect the adoption of the new guidance to have a material impact on the Company's consolidated financial statements.

     - The consolidation guidance relating to VIEs changes the determination of the primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the ability to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE. The guidance also changes when reassessment is needed, as well as requires enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements. Subsequently, this guidance was indefinitely deferred for an interest in an entity that has the attributes of an investment company or for which it is industry practice to apply measurement principles for financial reporting purposes that are consistent with those followed by investment companies (ASU 2010-10, Consolidation (Topic 810): Amendments to Statement 167 for Certain Investment Funds). The Company does not expect the adoption of the new guidance to have a material impact on the Company's consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

2.  DISPOSITIONS

     On April 24, 2009, the Company sold MetLife Advisors, LLC ("Advisors") to MetLife Investors Group, Inc. ("MLIG"). The Company received consideration of $145 thousand, which represented the Company's investment in Advisors. Total assets and total liabilities of Advisors were both $5 million at December 31, 2008. Total revenues of Advisors included in the Company's consolidated revenues were less than $1 million for each of the years ended December 31, 2009, 2008 and 2007.

     On October 31, 2006, the board of directors of Omega approved the adoption of a restructuring plan (the "Restructuring Plan"). On November 20, 2006, the board of directors of NELICO, as Omega's sole voting shareholder, and Omega's participating common stock ("PCS") shareholders, also approved the Restructuring Plan. Under the Restructuring Plan: (i) all reinsurance arrangements were terminated effective December 31, 2006; (ii) all outstanding shares of PCS were redeemed effective December 31, 2006; and (iii) payments totaling $16 million were made on June 29, 2007 to the PCS shareholders. Payments consisted of former shareholders' outstanding redemption payment balance plus an additional 40 percent of such balance. In connection with the Restructuring Plan, Omega was dissolved in October 2007 and its remaining assets and liabilities were assumed by NELICO. Total revenues of Omega included in the Company's consolidated revenues were less than $1 million for the year ended December 31, 2007.

3.  INVESTMENTS

  FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, estimated fair value of the Company's fixed maturity securities and the percentage that each sector represents by the respective total holdings for the periods shown. The unrealized loss amounts presented below at December 31, 2009 include the noncredit loss component of OTTI loss:

                                                            DECEMBER 31, 2009
                                        --------------------------------------------------------
                                                        GROSS UNREALIZED
                                         COST OR    -----------------------
                                        AMORTIZED          TEMPORARY   OTTI    ESTIMATED    % OF
                                           COST     GAIN      LOSS     LOSS   FAIR VALUE   TOTAL
                                        ---------   ----   ---------   ----   ----------   -----
                                                              (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities.............    $  531     $33      $ 4       $--     $  560      45.4%
Foreign corporate securities..........       260      12        8        --        264      21.4
RMBS..................................       184      10       --        --        194      15.8
U.S. Treasury and agency securities...       149       2        9        --        142      11.5
CMBS..................................        40       1       --        --         41       3.3
State and political subdivision
  securities..........................        29       2       --        --         31       2.5
Foreign government securities.........         1      --       --        --          1       0.1
                                          ------     ---      ---       ---     ------     -----
  Total fixed maturity securities (1),
     (2)..............................    $1,194     $60      $21       $--     $1,233     100.0%
                                          ======     ===      ===       ===     ======     =====


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                              DECEMBER 31, 2008
                                              ------------------------------------------------
                                                               GROSS
                                               COST OR       UNREALIZED
                                              AMORTIZED   ---------------    ESTIMATED    % OF
                                                 COST     GAIN       LOSS   FAIR VALUE   TOTAL
                                              ---------   ----       ----   ----------   -----
                                                                (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities...................     $465      $10        $40      $435       47.2%
Foreign corporate securities................      195        1         33       163       17.7
RMBS........................................      212        7          2       217       23.6
U.S. Treasury and agency securities.........       44        8         --        52        5.7
CMBS........................................       41       --          3        38        4.1
State and political subdivision securities..        6       --          1         5        0.5
Foreign government securities...............       12       --          1        11        1.2
                                                 ----      ---        ---      ----      -----
  Total fixed maturity securities (1), (2)..     $975      $26        $80      $921      100.0%
                                                 ====      ===        ===      ====      =====



--------

   (1) At time of acquisition, the Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the security has a punitive interest rate step-up feature, as it believes in most instances this feature will compel the issuer to redeem the security at the specified call date. Perpetual securities that do not have a punitive interest rate step-up feature are classified as equity securities within non-redeemable preferred stock. Many of such securities have been issued by non-U.S. financial institutions that are accorded Tier 1 and Upper Tier 2 capital treatment by their respective regulatory bodies and are commonly referred to as "perpetual hybrid securities." Perpetual hybrid securities held by the Company and included within fixed maturity securities (within foreign corporate securities) at December 31, 2009 and 2008 had an estimated fair value of $30 million and $22 million, respectively.

   (2) The Company held $5 million and $4 million at estimated fair value of redeemable preferred stock which have stated maturity dates at December 31, 2009 and 2008, respectively. These securities, commonly referred to as "capital securities," are primarily issued by U.S. financial institutions, have cumulative interest deferral features and are included in the U.S. corporate securities sector within fixed maturity securities.

     The Company held foreign currency derivatives with notional amounts of $10 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at both December 31, 2009 and 2008.

     Below Investment Grade or Non Rated Fixed Maturity Securities. The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $36 million and $30 million at December 31, 2009 and 2008, respectively. These securities had net unrealized losses of $2 million and $9 million at December 31, 2009 and 2008, respectively.

     Non-Income Producing Fixed Maturity Securities. Non-Income producing fixed maturity securities at estimated fair value were $2 million at December 31, 2009 and 2008. There was less than $1 million net unrealized losses associated with non-income producing fixed maturity securities at December 31, 2009. There was no net unrealized gains (losses) associated with non-income producing fixed maturity securities at December 31, 2008.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Summary. The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

     The Company is not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholder's equity, other than securities of the U.S. government and certain U.S. government agencies. The Company's holdings in U.S. Treasury and agency fixed maturity securities at estimated fair value were $142 million and $52 million at December 31, 2009 and 2008, respectively.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Concentrations of Credit Risk (Fixed Maturity Securities) -- U.S. and Foreign Corporate Securities. The Company maintains a diversified portfolio of corporate fixed maturity securities across industries and issuers. This portfolio does not have an exposure to any single issuer in excess of 2% of total investments. The tables below present the major industry types that comprise the corporate fixed maturity securities holdings, the largest exposure to a single issuer and the combined holdings in the ten issuers to which it had the largest exposure at:

                                                            DECEMBER 31,
                                              ---------------------------------------
                                                     2009                 2008
                                              ------------------   ------------------
                                               ESTIMATED    % OF    ESTIMATED    % OF
                                              FAIR VALUE   TOTAL   FAIR VALUE   TOTAL
                                              ----------   -----   ----------   -----
                                                           (IN MILLIONS)
Corporate fixed maturity securities -- by
  industry type:
Foreign (1).................................     $264       32.0%     $163       27.3%
Utility.....................................      158       19.2       145       24.2
Industrial..................................      144       17.5        91       15.2
Consumer....................................      135       16.4        92       15.4
Finance.....................................       83       10.1        82       13.7
Communications..............................       40        4.8        25        4.2
                                                 ----      -----      ----      -----
  Total.....................................     $824      100.0%     $598      100.0%
                                                 ====      =====      ====      =====



--------

   (1) Includes U.S. Dollar-denominated debt obligations of foreign obligors and other foreign fixed maturity security investments.

                                                             DECEMBER 31,
                                         ---------------------------------------------------
                                                   2009                       2008
                                         ------------------------   ------------------------
                                          ESTIMATED    % OF TOTAL    ESTIMATED    % OF TOTAL
                                         FAIR VALUE   INVESTMENTS   FAIR VALUE   INVESTMENTS
                                         ----------   -----------   ----------   -----------
                                                            (IN MILLIONS)
Concentrations within corporate fixed
  maturity securities:
  Largest exposure to a single issuer..     $ 27           1.5%        $ 25           1.6%
  Holdings in ten issuers with the
     largest exposures.................     $183          10.1%        $164          10.3%

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Concentrations of Credit Risk (Fixed Maturity Securities) -- RMBS. The table below presents the Company's RMBS holdings and portion rated Aaa/AAA and portion rated National Association of Insurance Commissioners ("NAIC") 1 at:

                                                            DECEMBER 31,
                                              ---------------------------------------
                                                     2009                 2008
                                              ------------------   ------------------
                                               ESTIMATED    % OF    ESTIMATED    % OF
                                              FAIR VALUE   TOTAL   FAIR VALUE   TOTAL
                                              ----------   -----   ----------   -----
                                                           (IN MILLIONS)
By security type:
  Pass-through securities...................     $126       64.9%     $131       60.4%
  Collateralized mortgage obligations.......       68       35.1        86       39.6
                                                 ----      -----      ----      -----
     Total RMBS.............................     $194      100.0%     $217      100.0%
                                                 ====      =====      ====      =====
By risk profile:
  Agency....................................     $194      100.0%     $197       90.8%
  Prime.....................................       --         --        14        6.4
  Alternative residential mortgage loans....       --         --         6        2.8
                                                 ----      -----      ----      -----
     Total RMBS.............................     $194      100.0%     $217      100.0%
                                                 ====      =====      ====      =====
Portion rated Aaa/AAA (1)...................     $194      100.0%     $217      100.0%
                                                 ====      =====      ====      =====
Portion rated NAIC (1), (2).................     $194      100.0%     $217      100.0%
                                                 ====      =====      ====      =====



--------

   (1) Based on rating agency designations, without adjustment for the revised NAIC methodology which became effective December 31, 2009.

   (2) Based on rating agency designations and equivalent ratings of the NAIC.

     Collateralized mortgage obligations are a type of mortgage-backed security structured by dividing the cash flows of mortgages into separate pools or tranches of risk that create multiple classes of bonds with varying maturities and priority of payments. Pass-through mortgage-backed securities are a type of asset-backed security that is secured by a mortgage or collection of mortgages. The monthly mortgage payments from homeowners pass from the originating bank through an intermediary, such as a government agency or investment bank, which collects the payments and for a fee, remits or passes these payments through to the holders of the pass-through securities.

     Prime residential mortgage lending includes the origination of residential mortgage loans to the most credit-worthy borrowers with high quality credit profiles. Alternative residential mortgage loans ("Alt-A") are a classification of mortgage loans where the risk profile of the borrower falls between prime and sub-prime. Sub-prime mortgage lending is the origination of residential mortgage loans to borrowers with weak credit profiles.

     At December 31, 2009, the Company had no exposure to Alt-A RMBS. At December 31, 2008, the Company's Alt-A RMBS exposure at estimated fair value was $6 million, with an unrealized loss of $1 million, all were rated Aa/AA or better by Moody's Investors Service ("Moody's"), S&P Rating Services, or Fitch Ratings ("Fitch") and 100% were in the 2005 and prior vintage years. Vintage years refer to the year of origination and not to the year of purchase.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- CMBS. The Company's holdings in CMBS were $41 million and $38 million at estimated fair value at December 31, 2009 and 2008, respectively. The Company had no exposure to CMBS index securities and no exposure to holdings of commercial real estate collateralized debt obligations securities at December 31, 2009 and 2008.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table presents the Company's holdings of CMBS by vintage year at:

                                                            DECEMBER 31,
                                              ---------------------------------------
                                                     2009                 2008
                                              ------------------   ------------------
                                               ESTIMATED    % OF    ESTIMATED    % OF
                                              FAIR VALUE   TOTAL   FAIR VALUE   TOTAL
                                              ----------   -----   ----------   -----
                                                           (IN MILLIONS)
VINTAGE YEAR:
2003 & Prior................................      $41      100.0%      $38      100.0%
2004 through 2009...........................       --         --        --         --
                                                  ---      -----       ---      -----
Total.......................................      $41      100.0%      $38      100.0%
                                                  ===      =====       ===      =====




                                                            DECEMBER 31,
                                                  -------------------------------
                                                       2009             2008
                                                  --------------   --------------
                                                            % OF             % OF
                                                  AMOUNT   TOTAL   AMOUNT   TOTAL
                                                  ------   -----   ------   -----
                                                           (IN MILLIONS)
Net unrealized gain (loss)......................    $1               $(3)
Rated Aaa/AAA...................................            100%             100%


     Maturities of Fixed Maturity Securities. The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are as follows:

                                                            DECEMBER 31,
                                          -----------------------------------------------
                                                   2009                     2008
                                          ----------------------   ----------------------
                                          AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                             COST     FAIR VALUE      COST     FAIR VALUE
                                          ---------   ----------   ---------   ----------
                                                           (IN MILLIONS)
Due in one year or less.................    $   15      $   15        $ 28        $ 25
Due after one year through five years...       354         381         330         323
Due after five years through ten years..       402         410         227         206
Due after ten years.....................       199         192         137         112
                                            ------      ------        ----        ----
  Subtotal..............................       970         998         722         666
RMBS and CMBS...........................       224         235         253         255
                                            ------      ------        ----        ----
  Total fixed maturity securities.......    $1,194      $1,233        $975        $921
                                            ======      ======        ====        ====



     Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. RMBS and CMBS are shown separately in the table, as they are not due at a single maturity.

  EVALUATING AVAILABLE-FOR-SALE SECURITIES FOR OTHER-THAN-TEMPORARY IMPAIRMENT

     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its available-for-sale securities holdings in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired. As described more fully in Note 1, effective April 1, 2009, the Company adopted new OTTI guidance that amends the methodology for determining for fixed maturity securities whether an OTTI exists and for certain fixed maturity securities, changes how the amount of the OTTI loss that is charged to earnings is determined.

     With respect to fixed maturity securities, the Company considers, amongst other impairment criteria, whether it has the intent to sell a particular impaired fixed maturity security. The Company's intent to sell a particular

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES impaired fixed maturity security considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. In certain circumstances, the Company may determine that it does not intend to sell a particular security but that it is more likely than not that it will be required to sell that security before recovery of the decline in estimated fair value below amortized cost. In such instances, the fixed maturity security will be deemed other-than-temporarily impaired in the period during which it was determined more likely than not that the security will be required to be sold and an OTTI loss will be recorded in earnings. If the Company does not have the intent to sell (i.e., has not made the decision to sell) and it does not believe that it is more likely than not that it will be required to sell the security before recovery of its amortized cost, an impairment assessment is made, as described in Note 1. Prior to April 1, 2009, the Company's assessment of OTTI for fixed maturity securities included consideration of its intent and ability to hold a particular fixed maturity security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost.

     With respect to perpetual hybrid securities, which are classified as fixed maturity securities, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), are as follows at:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2009      2008      2007
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Fixed maturity securities that were temporarily
  impaired...........................................  $ 39      $(54)      $ 7
Derivatives..........................................    (2)       (2)       (2)
Short-term investments...............................    (3)      (11)       --
Other................................................    --        --        (1)
                                                       ----      ----       ---
  Subtotal...........................................    34       (67)        4
                                                       ----      ----       ---
Amounts allocated from DAC...........................    (5)        2        (2)
Deferred income tax benefit (expense)................   (11)       23        (1)
                                                       ----      ----       ---
  Subtotal...........................................   (16)       25        (3)
                                                       ----      ----       ---
Net unrealized investment gains (losses).............  $ 18      $(42)      $ 1
                                                       ====      ====       ===



     Fixed maturity securities with noncredit OTTI losses in accumulated other comprehensive loss was less than $1 million at December 31, 2009.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The changes in net unrealized investment gains (losses) are as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2009      2008      2007
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Balance, beginning of period.........................  $(42)     $  1       $--
Unrealized investment gains (losses) during the
  year...............................................   101       (71)        2
Unrealized investment gains (losses) relating to:
  DAC................................................    (7)        4        --
  Deferred income tax benefit (expense)..............   (34)       24        (1)
                                                       ----      ----       ---
Balance, end of period...............................  $ 18      $(42)      $ 1
                                                       ====      ====       ===
Change in net unrealized investment gains (losses)...  $ 60      $(43)      $ 1
                                                       ====      ====       ===



  CONTINUOUS GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity securities in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts presented below at December 31, 2009 include the noncredit component of OTTI loss. Fixed maturity securities on which a noncredit OTTI loss has been recognized in accumulated other comprehensive loss are categorized by length of time as being "less than 12 months" or "equal to or greater than 12 months" in a continuous unrealized loss position based on the point in time that the estimated fair value initially declined to below the amortized cost basis and not the period of time since the unrealized loss was deemed a noncredit OTTI loss.

                                                                  DECEMBER 31, 2009
                                     ---------------------------------------------------------------------------
                                                                 EQUAL TO OR GREATER
                                                                         THAN
                                       LESS THAN 12 MONTHS            12 MONTHS                   TOTAL
                                     -----------------------   -----------------------   -----------------------
                                                     GROSS                     GROSS                     GROSS
                                      ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED
                                     FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                     ----------   ----------   ----------   ----------   ----------   ----------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities..........     $ 55          $ 1          $34          $ 3         $ 89          $ 4
Foreign corporate securities.......       35            2           43            6           78            8
RMBS...............................       --           --           --           --           --           --
U.S. Treasury and agency
  securities.......................      116            9           --           --          116            9
CMBS...............................       --           --           --           --           --           --
State and political subdivision
  securities.......................       --           --           --           --           --           --
Foreign government securities......       --           --           --           --           --           --
                                        ----          ---          ---          ---         ----          ---
  Total fixed maturity securities..     $206          $12          $77          $ 9         $283          $21
                                        ====          ===          ===          ===         ====          ===
Total number of securities in an
  unrealized loss position.........       26                        36
                                        ====                       ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                  DECEMBER 31, 2008
                                     ---------------------------------------------------------------------------
                                                                 EQUAL TO OR GREATER
                                       LESS THAN 12 MONTHS          THAN 12 MONTHS                TOTAL
                                     -----------------------   -----------------------   -----------------------
                                                     GROSS                     GROSS                     GROSS
                                      ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED
                                     FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                     ----------   ----------   ----------   ----------   ----------   ----------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities..........     $248          $19         $ 76          $21         $324          $40
Foreign corporate securities.......       72           11           51           22          123           33
RMBS...............................       23            2           --           --           23            2
U.S. Treasury and agency
  securities.......................       --           --           --           --           --           --
CMBS...............................       37            3           --           --           37            3
State and political subdivision
  securities.......................        5            1           --           --            5            1
Foreign government securities......       10            1           --           --           10            1
                                        ----          ---         ----          ---         ----          ---
  Total fixed maturity securities..     $395          $37         $127          $43         $522          $80
                                        ====          ===         ====          ===         ====          ===
Total number of securities in an
  unrealized loss position.........      124                        59
                                        ====                      ====



  AGING OF GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive loss at December 31, 2009, gross unrealized loss as a percentage of cost or amortized cost and number of securities for fixed maturity securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                                               DECEMBER 31, 2009
                                                      -------------------------------------------------------------------
                                                        COST OR AMORTIZED                                  NUMBER OF
                                                               COST           GROSS UNREALIZED LOSS        SECURITIES
                                                      ---------------------   ---------------------   -------------------
                                                      LESS THAN      20% OR   LESS THAN      20% OR   LESS THAN    20% OR
                                                         20%          MORE       20%          MORE       20%        MORE
                                                      ---------      ------   ---------      ------   ---------    ------
                                                                          (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months................................     $139          $ 3       $ 3           $ 1        21          3
Six months or greater but less than nine months.....       62           --         6            --         3         --
Nine months or greater but less than twelve months..       17           --         3            --         2         --
Twelve months or greater............................       80            3         7             1        31          2
                                                         ----          ---       ---           ---
  Total.............................................     $298          $ 6       $19           $ 2
                                                         ====          ===       ===           ===
Percentage of cost or amortized cost................                               6%           33%
                                                                                 ===           ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                               DECEMBER 31, 2008
                                                      -------------------------------------------------------------------
                                                        COST OR AMORTIZED                                  NUMBER OF
                                                               COST           GROSS UNREALIZED LOSS        SECURITIES
                                                      ---------------------   ---------------------   -------------------
                                                      LESS THAN      20% OR   LESS THAN      20% OR   LESS THAN    20% OR
                                                         20%          MORE       20%          MORE       20%        MORE
                                                      ---------      ------   ---------      ------   ---------    ------
                                                                     (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months................................     $249         $110       $13           $42        67         45
Six months or greater but less than nine months.....      107            2         9             1        29          1
Nine months or greater but less than twelve months..       43            3         4             1        15          1
Twelve months or greater............................       88           --        10            --        28         --
                                                         ----         ----       ---           ---
  Total.............................................     $487         $115       $36           $44
                                                         ====         ====       ===           ===
Percentage of cost or amortized cost................                               7%           38%
                                                                                 ===           ===



  CONCENTRATION OF GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

     The Company's gross unrealized losses related to its fixed maturity securities, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive loss at December 31, 2009, of $21 million and $80 million at December 31, 2009 and 2008, respectively, were concentrated, calculated as a percentage of gross unrealized loss and OTTI loss, by sector and industry as follows:

                                                                 DECEMBER 31,
                                                               ---------------
                                                                2009     2008
                                                               ------   ------
SECTOR:
  U.S. Treasury and agency securities........................     43%      --%
  Foreign corporate securities...............................     38       41
  U.S. corporate securities..................................     19       50
  CMBS.......................................................     --        4
  RMBS.......................................................     --        3
  Other......................................................     --        2
                                                                 ---      ---
       Total.................................................    100%     100%
                                                                 ===      ===
INDUSTRY:
  U.S. Treasury and agency securities........................     43%      --%
  Finance....................................................     39       48
  Consumer...................................................     12       15
  Utility....................................................      5       18
  Mortgage-backed............................................     --        7
  Industrial.................................................     --        3
  Other......................................................      1        9
                                                                 ---      ---
       Total.................................................    100%     100%
                                                                 ===      ===



  EVALUATING TEMPORARILY IMPAIRED AVAILABLE-FOR-SALE SECURITIES

     The Company did not hold any fixed maturity securities with a gross unrealized loss of greater than $10 million at December 31, 2009 or 2008.

     Based upon the Company's current evaluation of securities in an unrealized loss position in accordance with its impairment policy, the cause of the improvement in gross unrealized losses for the year ended December 31, 2009 being primarily attributable to improving market conditions, including narrowing of credit spreads reflecting an improvement in liquidity, and the Company's current intentions and assessments (as applicable to the type of

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired.

     An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected.

     Future other-than-temporary impairments will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit rating, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals and any of the above factors deteriorate, additional other-than-temporary impairments may be incurred in upcoming periods.

  NET INVESTMENT GAINS (LOSSES)

     As described more fully in Note 1, effective April 1, 2009, the Company adopted new guidance on the recognition and presentation of OTTI that amends the methodology to determine for fixed maturity securities whether an OTTI exists and for certain fixed maturity securities, changes how OTTI losses that are charged to earnings are measured.

     The components of net investment gains (losses) are as follows:

                                                          YEARS ENDED DECEMBER 31,
                                                        ----------------------------
                                                         2009       2008       2007
                                                        ------     ------     ------
                                                                (IN MILLIONS)
Total losses on fixed maturity securities:
Total OTTI losses recognized..........................   $  (1)     $ (3)       $--
  Less: Noncredit portion of OTTI losses transferred
     to and recognized in other comprehensive loss....      --        --         --
                                                         -----      ----        ---
     Net OTTI losses on fixed maturity securities
       recognized in earnings.........................      (1)       (3)        --
     Fixed maturity securities -- net gains (losses)
       on sales and disposals.........................       1        (4)        (2)
                                                         -----      ----        ---
       Total losses on fixed maturity securities......      --        (7)        (2)
                                                         -----      ----        ---
Other net investment gains (losses):
Freestanding derivatives..............................      (1)        1         (1)
Embedded derivatives..................................    (130)      200          9
Other.................................................      --         1          1
                                                         -----      ----        ---
       Total net investment gains (losses)............   $(131)     $195        $ 7
                                                         =====      ====        ===



     See Note 8 for discussion of affiliated net investment gains (losses) included in embedded derivatives in the table above.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Proceeds from sales or disposals of fixed maturity securities and the components of fixed maturity securities net investment gains (losses) are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                      2009      2008      2007
                                                      ----      ----      ----
                                                            (IN MILLIONS)
Proceeds............................................  $166      $212      $229
                                                      ====      ====      ====
Gross investment gains..............................  $  4      $  1      $  1
                                                      ----      ----      ----
Gross investment losses.............................    (3)       (5)       (3)
                                                      ----      ----      ----
Total OTTI losses recognized in earnings:
  Credit-related....................................    --        (3)       --
  Other (1).........................................    (1)       --        --
                                                      ----      ----      ----
     Total OTTI losses recognized in earnings.......    (1)       (3)       --
                                                      ----      ----      ----
Net investment gains (losses).......................  $ --      $ (7)     $ (2)
                                                      ====      ====      ====



--------

   (1) Other OTTI losses recognized in earnings include impairments on perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

     The Company periodically disposes of fixed maturity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in estimated fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions, or the Company's need to shift the portfolio to maintain its portfolio management objectives. Investment gains and losses on sales of securities are determined on a specific identification basis.

     Fixed maturity security OTTI losses recognized in earnings relate to the following sectors and industries:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2009      2008      2007
                                                        ----      ----      ----
                                                              (IN MILLIONS)
U.S. and foreign corporate securities:
Finance...............................................   $ 1       $--       $--
Consumer..............................................    --         3        --
                                                         ---       ---       ---
  Total...............................................   $ 1       $ 3       $--
                                                         ===       ===       ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  CREDIT LOSS ROLLFORWARD -- ROLLFORWARD OF THE CUMULATIVE CREDIT LOSS COMPONENT OF OTTI LOSS RECOGNIZED IN EARNINGS ON FIXED MATURITY SECURITIES STILL HELD FOR WHICH A PORTION OF THE OTTI LOSS WAS RECOGNIZED IN OTHER COMPREHENSIVE LOSS

     The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held by the Company at December 31, 2009 for which a portion of the OTTI loss was recognized in other comprehensive loss:

                                                                YEAR ENDED
                                                            DECEMBER 31, 2009
                                                            -----------------
                                                              (IN MILLIONS)
Balance, beginning of period..............................         $--
Credit loss component of OTTI loss not reclassified to
  other comprehensive loss in the cumulative effect
  transition adjustment...................................           3
Additions:
  Initial impairments -- credit loss OTTI recognized on
     securities not previously impaired...................          --
  Additional impairments -- credit loss OTTI recognized on
     securities previously impaired.......................          --
Reductions:
  Due to sales (or maturities, pay downs or prepayments)
     during the period of securities previously credit
     loss OTTI impaired...................................          --
                                                                   ---
Balance, end of period....................................         $ 3
                                                                   ===



  NET INVESTMENT INCOME

     The components of net investment income are as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2009      2008      2007
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Fixed maturity securities.............................   $64       $49       $48
Mortgage loans........................................     5        --        --
Policy loans..........................................    22        23        21
Other limited partnership interests...................    --         3        (1)
Cash and short-term investments.......................    --         3         5
Other.................................................     1        --         1
                                                         ---       ---       ---
  Total investment income.............................    92        78        74
Less: Investment expenses.............................     2         1         3
                                                         ---       ---       ---
  Net investment income...............................   $90       $77       $71
                                                         ===       ===       ===



     Affiliated investment expenses, included in the table above, were $1 million for each of the years ended December 31, 2009, 2008 and 2007. See
"-- Related Party Investment Transactions" for discussion of affiliated net investment income related to short-term investments included in the table above.

  INVESTED ASSETS ON DEPOSIT

     The Company had invested assets on deposit with regulatory agencies with an estimated fair value of $3 million and $4 million at December 31, 2009 and 2008, respectively, consisting primarily of fixed maturity securities.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  MORTGAGE LOANS

     Mortgage loans, net of valuation allowances, are categorized as follows:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2009               2008
                                                ----------------   ----------------
                                                CARRYING    % OF   CARRYING    % OF
                                                  VALUE    TOTAL     VALUE    TOTAL
                                                --------   -----   --------   -----
                                                           (IN MILLIONS)
Mortgage loans:
Commercial mortgage loans.....................     $20      24.4%     $21      40.4%
Agricultural mortgage loans...................      62      75.6       31      59.6
                                                   ---     -----      ---     -----
  Total mortgage loans........................     $82     100.0%     $52     100.0%
                                                   ===     =====      ===     =====



     Mortgage loans are collateralized by properties located in the United States. At December 31, 2009, 39%, 24% and 24% of the value of the Company's mortgage loans were located in California, Oregon and Florida, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

     For the year ended December 31, 2009, valuation allowances were less than $1 million for mortgage loans. There were no valuation allowances on mortgage loans for the years ended December 31, 2008 and 2007.

     The Company had no impaired mortgage loans held-for-investment, no restructured loans, no loans 90 days or more past due and no loans in foreclosure at both December 31, 2009 and 2008.

  OTHER LIMITED PARTNERSHIP INTERESTS

     The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the United States and overseas) was $1 million at December 31, 2009 and less than $1 million at December 31, 2008. There were no impairments of other limited partnership interests for the years ended December 31, 2009, 2008 and 2007.

  OTHER INVESTED ASSETS

     The following table presents the carrying value of the Company's other invested assets by type at:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2009               2008
                                                ----------------   ----------------
                                                CARRYING    % OF   CARRYING    % OF
                                                  VALUE    TOTAL     VALUE    TOTAL
                                                --------   -----   --------   -----
                                                           (IN MILLIONS)
Loans to affiliates...........................     $25      64.1%     $25      62.5%
Tax credit partnerships.......................      13      33.3       14      35.0
Other.........................................       1       2.6        1       2.5
                                                   ---     -----      ---     -----
  Total.......................................     $39     100.0%     $40     100.0%
                                                   ===     =====      ===     =====



     Loans to affiliates consists of a loan to the Company's affiliate, which is regulated, to meet their capital requirements. The loan is carried at amortized cost. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits and are accounted for under the equity method.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  VARIABLE INTEREST ENTITIES

     The Company invests in certain entities that are VIEs, as a passive investor holding a limited partnership interest, or as a sponsor or debt holder. The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at December 31, 2009 and 2008:

                                                             DECEMBER 31,
                                         ---------------------------------------------------
                                                   2009                       2008
                                         ------------------------   ------------------------
                                                        MAXIMUM                    MAXIMUM
                                          CARRYING      EXPOSURE     CARRYING      EXPOSURE
                                         AMOUNT (1)   TO LOSS (1)   AMOUNT (1)   TO LOSS (1)
                                         ----------   -----------   ----------   -----------
                                                            (IN MILLIONS)
Fixed maturity securities available-
  for-sale:
Foreign corporate securities...........      $16          $16           $ 5          $ 5
  Other invested assets................       13           13            14           14
                                             ---          ---           ---          ---
Total..................................      $29          $29           $19          $19
                                             ===          ===           ===          ===



--------

   (1) The maximum exposure to loss relating to the fixed maturity securities available-for-sale is equal to the carrying amounts or carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests is equal to the carrying amounts plus any unfunded commitments. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

  RELATED PARTY INVESTMENT TRANSACTIONS

     At December 31, 2009 and 2008, the Company held $45 million and $171 million, respectively, of its total invested assets in the Metropolitan Money Market Pool, an affiliated partnership. These amounts are included in short-term investments. Net investment income from these invested assets was less than $1 million, $3 million and $5 million for the years ended December 31, 2009, 2008 and 2007, respectively.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Transfers of invested assets are done at estimated fair value with net investment gains (losses) recognized by the affiliate initiating the transfer. Invested assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, are as follows:

                                                               YEARS ENDED
                                                              DECEMBER 31,
                                                           ------------------
                                                           2009   2008   2007
                                                           ----   ----   ----
                                                              (IN MILLIONS)
Estimated fair value of invested assets transferred to
  affiliates.............................................   $ 3    $--    $--
Amortized cost of invested assets transferred to
  affiliates.............................................   $ 4    $--    $--
Net investment losses recognized on transfers of invested
  assets to affiliates...................................   $(1)   $--    $--


4.  DERIVATIVE FINANCIAL INSTRUMENTS

  ACCOUNTING FOR DERIVATIVE FINANCIAL INSTRUMENTS

     See Note 1 for a description of the Company's accounting policies for derivative financial instruments.

     See Note 5 for information about the fair value hierarchy for derivatives.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  PRIMARY RISKS MANAGED BY DERIVATIVE FINANCIAL INSTRUMENTS

     The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivative instruments. The following table presents the notional amount, estimated fair value and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives held at:

                                                                              DECEMBER 31,
                                                      ------------------------------------------------------------
                                                                   2009                           2008
                                                      -----------------------------  -----------------------------
                                                                     ESTIMATED                      ESTIMATED
                                                                   FAIR VALUE (1)                 FAIR VALUE (1)
PRIMARY UNDERLYING                                    NOTIONAL  -------------------  NOTIONAL  -------------------
RISK EXPOSURE                INSTRUMENT TYPE           AMOUNT   ASSETS  LIABILITIES   AMOUNT   ASSETS  LIABILITIES
------------------           ---------------          --------  ------  -----------  --------  ------  -----------
                                                                            (IN MILLIONS)
 Foreign currency   Foreign currency swaps..........     $10      $--       $ 5         $10      $--       $ 4
 Credit             Credit default swaps............       5       --        --           1       --        --
                                                         ---      ---       ---         ---      ---       ---
                      Total.........................     $15      $--       $ 5         $11      $--       $ 4
                                                         ===      ===       ===         ===      ===       ===



--------

   (1) The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

     The following table presents the notional amount of derivative financial instruments by maturity at December 31, 2009:

                                                          REMAINING LIFE
                               -------------------------------------------------------------------
                                             AFTER ONE YEAR   AFTER FIVE YEARS
                               ONE YEAR OR    THROUGH FIVE       THROUGH TEN     AFTER TEN
                                   LESS           YEARS             YEARS          YEARS     TOTAL
                               -----------   --------------   ----------------   ---------   -----
                                                       (IN MILLIONS)
Foreign currency swaps.......      $--             $10               $--            $--       $10
Credit default swaps.........       --               5                --             --         5
                                   ---             ---               ---            ---       ---
  Total......................      $--             $15               $--            $--       $15
                                   ===             ===               ===            ===       ===



     Foreign currency swaps are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in cash flow and non-qualifying hedging relationships.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to hedge credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. The Company utilizes credit default swaps in non-qualifying hedging relationships.

     Equity variance swaps are used by the Company primarily as a macro hedge on certain invested assets. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES in equity volatility over a defined period. The Company utilizes equity variance swaps in non-qualifying hedging relationships.

  HEDGING

     The following table presents the notional amount and estimated fair value of derivatives that are not designated or do not qualify as hedging instruments by derivative type at:

                                                                   DECEMBER 31,
                                        -----------------------------------------------------------------
                                                      2009                              2008
                                        -------------------------------   -------------------------------
                                                         ESTIMATED                         ESTIMATED
                                                        FAIR VALUE                        FAIR VALUE
DERIVATIVES NOT DESIGNATED OR           NOTIONAL   --------------------   NOTIONAL   --------------------
NOT QUALIFYING AS HEDGING INSTRUMENTS    AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
-------------------------------------   --------   ------   -----------   --------   ------   -----------
                                                                  (IN MILLIONS)
Foreign currency swaps................     $10       $--        $ 5          $10       $--        $ 4
Credit default swaps..................       5        --         --            1        --         --
                                           ---       ---        ---          ---       ---        ---
Total non-designated or non-qualifying
  derivatives.........................     $15       $--        $ 5          $11       $--        $ 4
                                           ===       ===        ===          ===       ===        ===



     The Company recognized insignificant net investment gains (losses) from settlement payments related to non-qualifying hedges for each of the years ended December 31, 2009, 2008 and 2007.

  CASH FLOW HEDGES

     The Company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments as cash flow hedges when they have met the requirements of cash flow hedging.

     For the years ended December 31, 2009, 2008 and 2007, the Company did not recognize any net investment gains (losses) which represented the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. For the years ended December 31, 2009, 2008 and 2007, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or within two months of that date. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for the years ended December 31, 2009, 2008 and 2007.

     The following table presents the components of other comprehensive income
(loss), before income tax, related to cash flow hedges:

                                                                     YEARS ENDED
                                                                    DECEMBER 31,
                                                              ------------------------
                                                              2009      2008      2007
                                                              ----      ----      ----
                                                                    (IN MILLIONS)
Other comprehensive income (loss), balance at January 1,....   $(2)      $(2)      $(3)
Amounts reclassified to net investment gains (losses).......    --        --         1
                                                               ---       ---       ---
Other comprehensive income (loss), balance at December 31,..   $(2)      $(2)      $(2)
                                                               ===       ===       ===



     At December 31, 2009, insignificant amounts of deferred net gains (losses) on derivatives accumulated in other comprehensive income (loss) are expected to be reclassified to earnings within the next 12 months.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of income and the consolidated statements of stockholder's equity for the years ended December 31, 2009, 2008 and 2007:

                                                                    AMOUNT AND LOCATION OF
                                                                        GAINS (LOSSES)
                                                                      RECLASSIFIED FROM
                                              AMOUNT OF GAINS         ACCUMULATED OTHER
                                             (LOSSES) DEFERRED       COMPREHENSIVE INCOME
                                               IN ACCUMULATED     (LOSS) INTO INCOME (LOSS)
                                            OTHER COMPREHENSIVE   -------------------------
DERIVATIVES IN CASH FLOW HEDGING              INCOME (LOSS) ON          NET INVESTMENT
RELATIONSHIPS                                   DERIVATIVES             GAINS (LOSSES)
--------------------------------            -------------------   -------------------------
                                                             (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2009:
Foreign currency swaps....................          $--                      $--
FOR THE YEAR ENDED DECEMBER 31, 2008:
Foreign currency swaps....................          $--                      $--
FOR THE YEAR ENDED DECEMBER 31, 2007:
Foreign currency swaps....................          $--                      $(1)


  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting or for purposes other than hedging: (i) foreign currency swaps to economically hedge its exposure to adverse movements in exchange rates; (ii) credit default swaps to economically hedge exposure to adverse movements of credit; and (iii) equity variance swaps as a macro hedge on certain invested assets.

     The following table presents the amount recognized in income for derivatives that are not designated or qualifying as hedging instruments:

                                                              NET INVESTMENT
                                                              GAINS (LOSSES)
                                                              --------------
                                                               (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2009:
  Foreign currency swaps....................................        $(1)
                                                                    ===
FOR THE YEAR ENDED DECEMBER 31, 2008........................        $ 1
                                                                    ===
FOR THE YEAR ENDED DECEMBER 31, 2007........................        $--
                                                                    ===



  CREDIT RISK ON FREESTANDING DERIVATIVES

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. See Note 5 for a description of the impact of credit risk on the valuation of derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. At December 31, 2009 and 2008, the Company did not accept any collateral.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company's collateral arrangements for its over-the-counter derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivative instruments contain provisions that require the Company to maintain a specific investment grade credit rating from at least one of the major credit rating agencies. If the Company's credit ratings were to fall below that specific investment grade credit rating, it would be in violation of these provisions and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments that are in a net liability position after considering the effect of netting agreements.

     The following table presents the estimated fair value of the Company's over-the-counter derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

 ESTIMATED FAIR VALUE (1)
    OF DERIVATIVES IN      ESTIMATED FAIR VALUE OF
  NET LIABILITY POSITION     COLLATERAL PROVIDED                   FAIR VALUE OF INCREMENTAL COLLATERAL
    DECEMBER 31, 2009         DECEMBER 31, 2009                               PROVIDED UPON:
-------------------------  -----------------------   ----------------------------------------------------------------
                                                                                  DOWNGRADE IN THE COMPANY'S CREDIT
                                                            ONE NOTCH           RATING TO A LEVEL THAT TRIGGERS FULL
                                FIXED MATURITY           DOWNGRADE IN THE          OVERNIGHT COLLATERALIZATION OR
                                SECURITIES (2)       COMPANY'S CREDIT RATING   TERMINATION OF THE DERIVATIVE POSITION
                           -----------------------   -----------------------   --------------------------------------
                                                    (IN MILLIONS)
            $5                       $--                       $--                               $5


--------

   (1) After taking into consideration the existence of netting agreements.

   (2) Included in fixed maturity securities in the consolidated balance sheets. The counterparties are permitted by contract to sell or repledge this collateral. At December 31, 2009, the Company did not provide any cash collateral.

     Without considering the effect of netting agreements, the estimated fair value of the Company's over-the-counter derivatives with credit-contingent provisions that were in a gross liability position at December 31, 2009 was $5 million. At December 31, 2009, the Company did not provide any securities collateral in connection with these derivatives. In the unlikely event that both: (i) the Company's credit rating is downgraded to a level that triggers full overnight collateralization or termination of all derivative positions; and
(ii) the Company's netting agreements are deemed to be legally unenforceable, then the additional collateral that the Company would be required to provide to its counterparties in connection with its derivatives in a gross liability position at December 31, 2009 would be $5 million.

     At December 31, 2008, the Company did not pledge any securities collateral in connection with derivative instruments.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; and affiliated ceded reinsurance contracts of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                               DECEMBER 31,
                                                              --------------
                                                              2009      2008
                                                              ----      ----
                                                               (IN MILLIONS)
Net embedded derivatives within asset host contracts:
  Ceded guaranteed minimum benefits.........................  $113      $320
Net embedded derivatives within liability host contracts:
  Direct guaranteed minimum benefits........................  $ 14      $104


     The following table presents changes in estimated fair value related to embedded derivatives:

                                                         YEARS ENDED DECEMBER 31,
                                                        -------------------------
                                                         2009      2008      2007
                                                        -----      ----      ----
                                                              (IN MILLIONS)
Net investment gains (losses)(1)......................  $(130)     $200       $9


--------

   (1) Effective January 1, 2008, the valuation of the Company's guaranteed minimum benefits includes an adjustment for the Company's own credit. Included in net investment gains (losses) for the years ended December 31, 2009 and 2008 were gains (losses) of ($95) million and $115 million, respectively, in connection with this adjustment.

5.  FAIR VALUE

     Effective January 1, 2008, the Company prospectively adopted the provisions of fair value measurement guidance. Considerable judgment is often required in interpreting market data to develop estimates of fair value and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

FAIR VALUE OF FINANCIAL INSTRUMENTS

     Amounts related to the Company's financial instruments are as follows:

                                                  NOTIONAL      CARRYING      ESTIMATED
DECEMBER 31, 2009                                  AMOUNT        VALUE       FAIR VALUE
-----------------                                 --------   -------------   ----------
                                                             (IN MILLIONS)
Assets
  Fixed maturity securities.....................                 $1,233        $1,233
  Mortgage loans................................                 $   82        $   83
  Policy loans..................................                 $  397        $  482
  Short-term investments........................                 $   59        $   59
  Other invested assets: (1)
     Other......................................                 $   25        $   25
  Cash..........................................                 $   10        $   10
  Accrued investment income.....................                 $   24        $   24
  Premiums and other receivables (1)............                 $  107        $  105
  Other assets..................................                 $    6        $    5
  Separate account assets.......................                 $8,805        $8,805
  Net embedded derivatives within asset host
     contracts (2)..............................                 $  113        $  113
Liabilities
  Policyholder account balances (1).............                 $   83        $   80
  Long-term debt -- affiliated..................                 $   25        $   24
  Other liabilities: (1)
     Derivative liabilities (3).................     $15         $    5        $    5
     Other......................................                 $   33        $   33
  Separate account liabilities (1)..............                 $  235        $  235
  Net embedded derivatives within liability host
     contracts (2)..............................                 $   14        $   14
Commitments (4)
  Mortgage loan commitments.....................     $ 1         $   --        $   --
  Commitments to fund private corporate bond
     investments................................     $ 5         $   --        $   --

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                   NOTIONAL   CARRYING    ESTIMATED
DECEMBER 31, 2008                                   AMOUNT      VALUE    FAIR VALUE
-----------------                                  --------   --------   ----------
                                                             (IN MILLIONS)
Assets
  Fixed maturity securities......................              $  921      $  921
  Mortgage loans.................................              $   52      $   52
  Policy loans...................................              $  405      $  575
  Short-term investments.........................              $  186      $  186
  Other invested assets: (1).....................
     Derivative assets (3).......................     $ 1      $   --      $   --
     Other.......................................              $   25      $   25
  Cash...........................................              $   10      $   10
  Accrued investment income......................              $   21      $   21
  Premiums and other receivables (1).............              $   90      $   76
  Separate account assets........................              $7,136      $7,136
  Net embedded derivatives within asset host
     contracts (2)...............................              $  320      $  320
Liabilities
  Policyholder account balances (1)..............              $   74      $   62
  Long-term debt -- affiliated...................              $   25      $   25
  Other liabilities: (1)
     Derivative liabilities (3)..................     $10      $    4      $    4
     Other.......................................              $   25      $   25
  Separate account liabilities (1)...............              $  357      $  357
  Net embedded derivatives within liability host
     contracts(2)................................              $  104      $  104
Commitments (4)
  Mortgage loan commitments......................     $34      $   --      $    1


--------

   (1) Carrying values presented herein differ from those presented in the consolidated balance sheets because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions excluded from the table above are not considered financial instruments.

   (2) Net embedded derivatives within asset host contracts are presented within premiums and other receivables. Net embedded derivatives within liability host contracts are presented within policyholder account balances.

   (3) Derivative assets are presented within other invested assets and derivative liabilities are presented within other liabilities.

   (4) Commitments are off-balance sheet obligations. Positive estimated fair values represent off-balance sheet assets.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     Fixed Maturity Securities -- When available, the estimated fair value of the Company's fixed maturity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include:

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity and management's assumptions regarding estimated duration, liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are assumed to be consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

     The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

     Mortgage Loans -- The Company originates mortgage loans principally for investment purposes. These loans are carried at amortized cost. The estimated fair value for mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk.

     Policy Loans -- For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

     Short-term Investments -- Certain short-term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheets. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required. Short-term investments that meet the definition of a security are recognized at estimated fair value in the consolidated balance sheets in the same manner described above for similar instruments that are classified within captions of other major investment classes.

     Other Invested Assets -- Other invested assets in the consolidated balance sheets are principally comprised of investments in tax credit partnerships and loan to an affiliate. Investments in tax credit partnerships, which are accounted for under the equity method are not financial instruments subject to fair value disclosure. Accordingly, they have been excluded from the preceding table.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The estimated fair value of loan to an affiliate is determined by discounting expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

     Cash -- In light of recent market conditions, cash has been monitored to ensure there is sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

     Accrued Investment Income -- Due to the short-term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

     Premiums and Other Receivables -- Premiums and other receivables in the consolidated balance sheets are principally comprised of premiums due and unpaid for insurance contracts, amounts recoverable under reinsurance contracts, fees and general operating receivables, and embedded derivatives related to the ceded reinsurance of certain variable annuity guarantees.

     Premiums receivable and those amounts recoverable under reinsurance treaties determined to transfer sufficient risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding table. Amounts recoverable under ceded reinsurance contracts which the Company has determined do not transfer sufficient risk such that they are accounted for using the deposit method of accounting have been included in the preceding table with the estimated fair value determined as the present value of expected future cash flows under the related contracts discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

     Embedded derivatives recognized in connection with ceded reinsurance of certain variable annuity guarantees are included in this caption in the consolidated financial statements but excluded from this caption in the preceding table as they are separately presented. The estimated fair value of these embedded derivatives is described in the section labeled "Embedded Derivatives within Asset and Liability Host Contracts" which follows.

     Other Assets -- Other assets in the consolidated balance sheets are principally comprised of deferred sales inducements, capitalized software and receivables for miscellaneous loans to agencies. With the exception of these receivables, other assets are not considered financial instruments subject to disclosure. Accordingly, the amount presented in the preceding table represents the receivables from agencies for which the estimated fair value was determined by discounting the expected future cash flows using a discount rate that reflects the Company's lending rate, at the end of the reporting period, for loans issued to agencies.

     Separate Account Assets -- Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets are based on the estimated fair value of the underlying assets owned by the separate account. Assets within the Company's separate accounts are comprised of mutual funds, hedge funds and cash. The estimated fair value of mutual funds and hedge funds are based upon quoted prices or reported NAVs provided by the fund manager. Accounting guidance effective for December 31, 2009 clarified how investments that use NAV as a practical expedient for their fair value measurement are classified in the fair value hierarchy. As a result, the Company has included certain mutual funds in the amount of $7.1 billion in Level 2 of the fair value hierarchy which were previously included in Level 1. The estimated fair values of cash held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the general account.

     Policyholder Account Balances -- Policyholder account balances in the tables above include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are included in this caption in the consolidated financial statements but excluded from this caption in the tables above as they are separately presented therein. The remaining difference between the amounts reflected as policyholder account balances in the preceding table and those recognized in the consolidated balance

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES sheets represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

     The investment contracts primarily include fixed term payout annuities and total control accounts. The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread for the Company's own credit which is determined using publicly available information relating to the Company's claims paying ability.

     Affiliated Long-term Debt -- The estimated fair value of affiliated long-term debt is generally determined by discounting expected future cash flows using market rates currently available for debt with similar terms, remaining maturities and reflecting the credit risk of the Company including inputs, when available, from actively traded debt of other companies with similar types of borrowing arrangements.

     Other Liabilities -- Other liabilities in the consolidated balance sheets are principally comprised of freestanding derivatives with negative estimated fair values; tax and litigation contingency liabilities; obligations for employee-related benefits; amounts due under assumed reinsurance contracts; and general operating accruals and payables.

     The estimated fair value of derivatives -- with positive and negative estimated fair values -- is described in the section labeled "Derivatives" which follows.

     The remaining other amounts included in the table above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist of amounts payable under certain assumed reinsurance contracts recognized using the deposit method of accounting. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which were not materially different from the recognized carrying values.

     Separate Account Liabilities -- Separate account liabilities included in the table above represent those balances due to policyholders under contracts that are classified as investment contracts. The difference between the separate account liabilities reflected above and the amounts presented in the consolidated balance sheets represents those contracts classified as insurance contracts which do not satisfy the criteria of financial instruments for which estimated fair value is to be disclosed.

     Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding.

     Separate account liabilities, whether related to investment or insurance contracts, are recognized in the consolidated balance sheets at an equivalent summary total of the separate account assets. Separate account assets, which equal net deposits, net investment income and realized and unrealized capital gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described above, the Company believes the value of those liabilities approximates the estimated fair value of the related separate account assets.

     Derivatives -- The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and are assumed to be consistent with what other market participants would use when pricing such instruments.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivative positions using the standard swap curve which includes a spread over the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

     Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     Embedded Derivatives within Asset and Liability Host Contracts -- Embedded derivatives principally include certain direct variable annuity guarantees and certain affiliated ceded reinsurance contracts related to such variable annuity guarantees. Embedded derivatives are recorded in the consolidated financial statements at estimated fair value with changes in estimated fair value reported in net income.

     The Company issues certain variable annuity products with guaranteed minimum benefit guarantees. GMWB, GMAB and certain GMIB are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net investment gains (losses). These embedded derivatives are classified within policyholder account balances. The fair value for these guarantees are estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. The valuation of these guarantees includes an adjustment for the Company's own credit and risk margins for non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's debt as well as its claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior and

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

     The Company ceded the risk associated with certain of the GMIB, GMAB and GMWB guarantees described in the preceding paragraph to an affiliated reinsurance company. These reinsurance contracts contain embedded derivatives which are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company.

     In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also cedes, to the same affiliated reinsurance company, directly written GMIB guarantees that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company. Because the direct guarantee is not accounted for at fair value, significant fluctuations in net income may occur as the change in fair value of the embedded derivative on the ceded risk is being recorded in net income without a corresponding and offsetting change in fair value of the direct guarantee.

     Mortgage Loan Commitments and Commitments to Fund Private Corporate Bond Investments -- The estimated fair values for mortgage loan commitments and commitments to fund private corporate bond investments reflected in the above table represent the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the original commitments.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

     The assets and liabilities measured at estimated fair value on a recurring basis are determined as described in the preceding section. These estimated fair values and their corresponding fair value hierarchy are summarized as follows:

                                                               DECEMBER 31, 2009
                                      ------------------------------------------------------------------
                                         FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                      -----------------------------------------------------
                                       QUOTED PRICES IN
                                      ACTIVE MARKETS FOR                        SIGNIFICANT
                                       IDENTICAL ASSETS    SIGNIFICANT OTHER   UNOBSERVABLE      TOTAL
                                        AND LIABILITIES    OBSERVABLE INPUTS      INPUTS       ESTIMATED
                                           (LEVEL 1)           (LEVEL 2)         (LEVEL 3)    FAIR VALUE
                                      ------------------   -----------------   ------------   ----------
                                                                 (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities.........          $--                $  543            $ 17         $   560
  Foreign corporate securities......           --                   236              28             264
  RMBS..............................           --                   194              --             194
  U.S. Treasury and agency
     securities.....................           49                    93              --             142
  CMBS..............................           --                    41              --              41
  State and political subdivision
     securities.....................           --                    31              --              31
  Foreign government securities.....           --                     1              --               1
                                              ---                ------            ----         -------
     Total fixed maturity
       securities...................           49                 1,139              45           1,233
                                              ---                ------            ----         -------
Short-term investments (1)..........           --                    45              --              45
Net embedded derivatives within
  asset host contracts (2)..........           --                    --             113             113
Separate account assets(3)..........           --                 8,805              --           8,805
                                              ---                ------            ----         -------
     Total assets...................          $49                $9,989            $158         $10,196
                                              ===                ======            ====         =======
LIABILITIES
Derivative liabilities (4)..........          $--                $    5            $ --         $     5
Net embedded derivatives within
  liability host contracts (2)......           --                    --              14              14
                                              ---                ------            ----         -------
     Total liabilities..............          $--                $    5            $ 14         $    19
                                              ===                ======            ====         =======


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                               DECEMBER 31, 2008
                                      ------------------------------------------------------------------
                                         FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                      -----------------------------------------------------
                                       QUOTED PRICES IN
                                      ACTIVE MARKETS FOR                        SIGNIFICANT
                                       IDENTICAL ASSETS    SIGNIFICANT OTHER   UNOBSERVABLE      TOTAL
                                        AND LIABILITIES    OBSERVABLE INPUTS      INPUTS       ESTIMATED
                                           (LEVEL 1)           (LEVEL 2)         (LEVEL 3)    FAIR VALUE
                                      ------------------   -----------------   ------------   ----------
                                                                 (IN MILLIONS)
ASSETS
  Fixed maturity securities:
  U.S. corporate securities.........        $   --               $  423            $ 12         $  435
  Foreign corporate securities......            --                  140              23            163
  RMBS..............................            --                  217              --            217
  U.S. Treasury and agency
     securities.....................             4                   48              --             52
  CMBS..............................            --                   38              --             38
  State and political subdivision
     securities.....................            --                    5              --              5
  Foreign government securities.....            --                   11              --             11
                                            ------               ------            ----         ------
     Total fixed maturity
       securities...................             4                  882              35            921
                                            ------               ------            ----         ------
Short-term investments (1)..........            --                  171              --            171
Net embedded derivatives within
  asset host contracts (2)..........            --                   --             320            320
Separate account assets (3).........         7,122                   14              --          7,136
                                            ------               ------            ----         ------
     Total assets...................        $7,126               $1,067            $355         $8,548
                                            ======               ======            ====         ======
LIABILITIES
Derivative liabilities (4)..........        $   --               $    4            $ --         $    4
Net embedded derivatives within
  liability host contracts (2)......            --                   --             104            104
                                            ------               ------            ----         ------
     Total liabilities..............        $   --               $    4            $104         $  108
                                            ======               ======            ====         ======



--------

   (1) Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value (e.g., time deposits, money market funds, etc.).

   (2) Net embedded derivatives within asset host contracts are presented within premiums and other receivables. Net embedded derivatives within liability host contracts are presented within policyholder account balances.

   (3) Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

   (4) Derivatives liabilities are presented within other liabilities. The amounts are presented gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the following tables.

     The Company has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs to the respective valuation technique. The following summarizes the types of assets and liabilities included within the three-level fair value hierarchy presented in the preceding table.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Level 1 This category includes certain U.S. Treasury and agency fixed maturity securities. Separate account assets classified within this level are similar in nature to those classified in this level for the general account.

     Level 2 This category includes fixed maturity securities priced principally by independent pricing services using observable inputs. Fixed maturity securities classified as Level 2 include most U.S. Treasury and agency securities as well as the majority of U.S. and foreign corporate securities, RMBS, CMBS, state and political subdivision securities and foreign government securities. Short-term investments included within Level 2 are of a similar nature to these fixed maturity securities. As it relates to derivatives, this level includes derivatives for which all the inputs used are observable including foreign currency swaps and credit default swaps. Separate account assets classified within this level are generally similar to those classified within this level for the general account, with the exception of certain mutual funds without readily determinable fair values given prices are not published publicly. Hedge funds owned by separate accounts are also included within this level.

     Level 3 This category includes fixed maturity securities priced principally through independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. This level primarily consists of less liquid fixed maturity securities with very limited trading activity or where less price transparency exists around the inputs to the valuation methodologies including U.S. and foreign corporate securities -- including below investment grade private placements. Embedded derivatives classified within this level include embedded derivatives associated with certain variable annuity guarantees.

     A rollforward of all assets and liabilities measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs for the years ended December 31, 2009 and 2008 is as follows:

                                    FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL
                                                                   3) (1)
                                   ---------------------------------------------------------------------
                                                             TOTAL REALIZED/UNREALIZED
                                                            GAINS (LOSSES) INCLUDED IN:     PURCHASES,     TRANSFER
                                                           -----------------------------      SALES,          IN
                        BALANCE,                                               OTHER        ISSUANCES       AND/OR     BALANCE,
                      DECEMBER 31,   IMPACT OF   BALANCE,                  COMPREHENSIVE       AND          OUT OF   DECEMBER 31,
                          2007     ADOPTION (2) JANUARY 1, EARNINGS (3, 4) INCOME (LOSS) SETTLEMENTS (5) LEVEL 3 (6)     2009
                      ------------ ------------ ---------- --------------- ------------- --------------- ----------- ------------
                                                                     (IN MILLIONS)
FOR THE YEAR ENDED
  DECEMBER 31, 2009:
Fixed maturity
  securities:
  U.S. corporate
     securities......                              $ 12         $  --           $  1           $  5          $(1)        $ 17
  Foreign corporate
     securities......                                23             5             12            (12)          --           28
                                                   ----         -----           ----           ----          ---         ----
     Total fixed
       maturity
       securities....                              $ 35         $   5           $ 13           $ (7)         $(1)        $ 45
                                                   ====         =====           ====           ====          ===         ====
Net embedded
  derivatives (7)....                              $216         $(127)          $ --           $ 10          $--         $ 99
FOR THE YEAR ENDED
  DECEMBER 31, 2008:
Fixed maturity
  securities.........      $47          $--        $ 47         $  (3)          $(15)          $  5          $ 1         $ 35
Net embedded
  derivatives (7)....      $ 9          $11        $ 20         $ 189           $ --           $  7          $--         $216


--------

   (1) Amounts presented do not reflect any associated hedging activities. Actual earnings associated with Level 3, inclusive of hedging activities, could differ materially.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

   (2) Impact of adoption of fair value measurement guidance represents the amount recognized in earnings as a change in estimate associated with Level 3 financial instruments held at January 1, 2008. The net impact of adoption on Level 3 assets and liabilities presented in the table above was an $11 million increase to net assets. Such amount was also impacted by a decrease to DAC of $4 million for a total impact of $7 million on Level 3 assets and liabilities and the total net impact of adoption.

   (3) Amortization of premium/discount is included within net investment income which is reported within the earnings caption of total gains (losses). Impairments charged to earnings are included within net investment gains (losses) which are reported within the earnings caption of total gains (losses). Lapses associated with embedded derivatives are included with the earnings caption of total gains (losses).

   (4) Interest accruals, as well as cash interest coupons, are excluded from the rollforward.

   (5) The amount reported within purchases, sales, issuances and settlements is the purchase/issuance price (for purchases and issuances) and the sales/settlement proceeds (for sales and settlements) based upon the actual date purchased/issued or sold/settled. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. For embedded derivatives, attributed fees are included within this caption along with settlements, if any.

   (6) Total gains and losses (in earnings and other comprehensive income
       (loss)) are calculated assuming transfers in and/or out of Level 3 occurred at the beginning of the period. Items transferred in and out in the same period are excluded from the rollforward.

   (7) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

     The table below summarizes both realized and unrealized gains and losses for the years ended December 31, 2009 and 2008 due to changes in estimated fair value recorded in earnings for Level 3 assets and liabilities:

                                                         TOTAL GAINS AND LOSSES
                                                ---------------------------------------
                                                 CLASSIFICATION OF REALIZED/UNREALIZED
                                                                 GAINS
                                                     (LOSSES) INCLUDED IN EARNINGS
                                                ---------------------------------------
                                                    NET              NET
                                                INVESTMENT       INVESTMENT
                                                  INCOME       GAINS (LOSSES)     TOTAL
                                                ----------     --------------     -----
                                                                (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2009:
Fixed maturity securities:
  Foreign corporate securities................      $--             $   5         $   5
                                                    ---             -----         -----
     Total fixed maturity securities..........      $--             $   5         $   5
                                                    ===             =====         =====
Net embedded derivatives......................      $--             $(127)        $(127)
FOR THE YEAR ENDED DECEMBER 31, 2008:
Fixed maturity securities.....................      $--             $  (3)        $  (3)
Net embedded derivatives......................       --               189           189

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The table below summarizes the portion of unrealized gains and losses recorded in earnings for the years ended December 31, 2009 and 2008 for Level 3 assets and liabilities that were still held at December 31, 2009 and 2008, respectively.

                                                     CHANGES IN UNREALIZED GAINS
                                                               (LOSSES)
                                                  RELATING TO ASSETS AND LIABILITIES
                                                                 HELD
                                                 -----------------------------------
                                                     NET            NET
                                                 INVESTMENT     INVESTMENT
                                                   INCOME     GAINS (LOSSES)   TOTAL
                                                 ----------   --------------   -----
                                                               (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2009:
Fixed maturity securities:
  Foreign corporate securities.................      $--           $   5       $   5
                                                     ---           -----       -----
     Total fixed maturity securities...........      $--           $   5       $   5
                                                     ===           =====       =====
Net embedded derivatives.......................       --            (125)       (125)
FOR THE YEAR ENDED DECEMBER 31, 2008:
Fixed maturity securities......................      $--           $  (3)      $  (3)
Net embedded derivatives.......................       --             190         190


6.  DEFERRED POLICY ACQUISITION COSTS

     Information regarding DAC is as follows:

                                                                     DAC
                                                                -------------
                                                                (IN MILLIONS)
Balance at January 1, 2007....................................      $1,310
  Capitalizations.............................................         136
                                                                    ------
     Subtotal.................................................       1,446
                                                                    ------
  Less: Amortization related to:
  Net investment gains (losses)...............................           2
  Other expenses..............................................          95
                                                                    ------
     Total amortization.......................................          97
                                                                    ------
Balance at December 31, 2007..................................       1,349
  Capitalizations.............................................         124
                                                                    ------
     Subtotal.................................................       1,473
                                                                    ------
  Less: Amortization related to:
  Net investment gains (losses)...............................          44
  Other expenses..............................................         221
                                                                    ------
     Total amortization.......................................         265
                                                                    ------
  Less: Unrealized investment gains (losses)..................          (4)
                                                                    ------
Balance at December 31, 2008..................................       1,212
  Capitalizations.............................................          90
                                                                    ------
     Subtotal.................................................       1,302
                                                                    ------
  Less: Amortization related to:
  Net investment gains (losses)...............................         (29)
  Other expenses..............................................         140
                                                                    ------
     Total amortization.......................................         111
                                                                    ------
  Less: Unrealized investment gains (losses)..................           7
                                                                    ------
Balance at December 31, 2009..................................      $1,184
                                                                    ======


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Amortization of DAC is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC that would have been amortized if such gains and losses had been recognized.

7.  INSURANCE

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2009      2008      2007
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Balance at January 1,................................   $40      $ 42       $39
Capitalization.......................................     4         8         9
Amortization.........................................    (5)      (10)       (6)
                                                        ---      ----       ---
Balance at December 31,..............................   $39      $ 40       $42
                                                        ===      ====       ===



  SEPARATE ACCOUNTS

     Separate account assets and liabilities consist of pass-through separate accounts totaling $8,805 million and $7,136 million at December 31, 2009 and 2008, respectively, for which the policyholder assumes all investment risk.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $332 million, $387 million and $357 million for the years ended December 31, 2009, 2008 and 2007, respectively.

     For each of the years ended December 31, 2009, 2008 and 2007, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policyholder funds, is as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2009      2008      2007
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Balance at January 1,................................  $ 21      $ 22      $ 21
  Less: Reinsurance recoverables.....................   (17)      (18)      (17)
                                                       ----      ----      ----
Net balance at January 1,............................     4         4         4
                                                       ----      ----      ----
Incurred related to:
  Current year.......................................     2         2         1
  Prior years........................................    --        (1)       --
                                                       ----      ----      ----
                                                          2         1         1
                                                       ----      ----      ----
Paid related to:
  Current year.......................................    --        --        --
  Prior years........................................    (1)       (1)       (1)
                                                       ----      ----      ----
                                                         (1)       (1)       (1)
                                                       ----      ----      ----
Net balance at December 31,..........................     5         4         4
  Add: Reinsurance recoverables......................    19        17        18
                                                       ----      ----      ----
Balance at December 31,..............................  $ 24      $ 21      $ 22
                                                       ====      ====      ====



     During 2009 and 2007, there was no change to claims and claim adjustment expenses associated with prior years. During 2008, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years decreased by $1 million, due to improved loss ratios for non-medical health claim liabilities and improved claim management.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). These guarantees include benefits that are payable in the event of death.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee benefit.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                                  DECEMBER 31,
                                        ---------------------------------------------------------------
                                                     2009                             2008
                                        ------------------------------   ------------------------------
                                            IN THE             AT            IN THE             AT
                                        EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                        --------------   -------------   --------------   -------------
                                                                  (IN MILLIONS)
ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
Separate account value................     $   4,037             N/A        $   2,993             N/A
Net amount at risk (2)................     $     217 (3)         N/A        $     705 (3)         N/A
Average attained age of
  contractholders.....................      60 years             N/A         60 years             N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
Separate account value................     $   2,196       $   3,133        $   1,871       $   2,249
Net amount at risk (2)................     $     348 (3)   $     637 (4)    $     737 (3)   $   1,023 (4)
Average attained age of
  contractholders.....................      61 years        59 years         61 years        58 years



                                                                    DECEMBER 31,
                                                             --------------------------
                                                                2009            2008
                                                             ----------      ----------
                                                              SECONDARY       SECONDARY
                                                             GUARANTEES      GUARANTEES
                                                             ----------      ----------
                                                                    (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
  Account value (general and separate account).............   $   1,986       $   1,734
  Net amount at risk (2)...................................   $  22,429 (3)   $  25,520 (3)
  Average attained age of policyholders....................    49 years        48 years


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current GMDB in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                                      UNIVERSAL AND
                                              ANNUITY CONTRACTS       VARIABLE LIFE
                                         --------------------------     CONTRACTS
                                         GUARANTEED     GUARANTEED    -------------
                                            DEATH     ANNUITIZATION     SECONDARY
                                          BENEFITS       BENEFITS       GUARANTEES    TOTAL
                                         ----------   -------------   -------------   -----
                                                              (IN MILLIONS)
DIRECT
Balance, at January 1, 2007............      $ 2           $ 2             $ 1         $ 5
  Incurred guaranteed benefits.........        1             3              --           4
  Paid guaranteed benefits.............       --            --              --          --
                                             ---           ---             ---         ---
Balance, at December 31, 2007..........        3             5               1           9
  Incurred guaranteed benefits.........       13            29               1          43
  Paid guaranteed benefits.............       (3)           --              --          (3)
                                             ---           ---             ---         ---
Balance, at December 31, 2008..........       13            34               2          49
  Incurred guaranteed benefits.........       --            (5)             (1)         (6)
  Paid guaranteed benefits.............       (6)           --              --          (6)
                                             ---           ---             ---         ---
Balance, at December 31, 2009..........      $ 7           $29             $ 1         $37
                                             ===           ===             ===         ===
CEDED
Balance, at January 1, 2007............      $ 1           $ 2             $--         $ 3
  Incurred guaranteed benefits.........        1            --              --           1
  Paid guaranteed benefits.............       --            --              --          --
                                             ---           ---             ---         ---
Balance, at December 31, 2007..........        2             2              --           4
  Incurred guaranteed benefits.........       10            10              --          20
  Paid guaranteed benefits.............       (3)           --              --          (3)
                                             ---           ---             ---         ---
Balance, at December 31, 2008..........        9            12              --          21
  Incurred guaranteed benefits.........        3            (2)             --           1
  Paid guaranteed benefits.............       (6)           --              --          (6)
                                             ---           ---             ---         ---
Balance, at December 31, 2009..........      $ 6           $10             $--         $16
                                             ===           ===             ===         ===
NET
Balance, at January 1, 2007............      $ 1           $--             $ 1         $ 2
  Incurred guaranteed benefits.........       --             3              --           3
  Paid guaranteed benefits.............       --            --              --          --
                                             ---           ---             ---         ---
Balance, at December 31, 2007..........        1             3               1           5
  Incurred guaranteed benefits.........        3            19               1          23
  Paid guaranteed benefits.............       --            --              --          --
                                             ---           ---             ---         ---
Balance, at December 31, 2008..........        4            22               2          28
  Incurred guaranteed benefits.........       (3)           (3)             (1)         (7)
  Paid guaranteed benefits.............       --            --              --          --
                                             ---           ---             ---         ---
Balance, at December 31, 2009..........      $ 1           $19             $ 1         $21
                                             ===           ===             ===         ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                              DECEMBER 31,
                                                            ---------------
                                                             2009     2008
                                                            ------   ------
                                                             (IN MILLIONS)
Fund Groupings:
  Equity..................................................  $3,736   $3,005
  Balanced................................................   2,330    1,610
  Bond....................................................     767      711
  Money Market............................................     285      336
  Specialty...............................................     250       65
                                                            ------   ------
     Total................................................  $7,368   $5,727
                                                            ======   ======



8.  REINSURANCE

     The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks.

     For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or a quota share basis. Until 2005, the Company reinsured up to 90% of the mortality risk for all new individual life insurance policies. During 2005, the Company changed its retention practices for certain individual life insurance policies. Under the new retention guidelines, the Company reinsures up to 90% of the mortality risk in excess of $1 million. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. The Company has historically reinsured certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards.

     The Company reinsures 100% of the living and death benefit guarantees issued in connection with its variable annuities issued since 2001 with an affiliate reinsurer. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders and receives a reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The Company enters into similar agreements for new or in-force business depending on market conditions.

     The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of reinsurers and periodically monitors collectibility of reinsurance balances. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2009 and 2008, were immaterial.

     The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of the Company's reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. At December 31, 2009, the Company had $162 million of unsecured unaffiliated reinsurance recoverable balances.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     At December 31, 2009, the Company had $204 million of net unaffiliated ceded reinsurance recoverables. Of this total, $137 million, or 67%, were with the Company's five largest unaffiliated ceded reinsurers, including $105 million of which were unsecured.

     The amounts in the consolidated statements of income include the impact of reinsurance. Information regarding the effect of reinsurance is as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                       -------------------------
                                                       2009      2008       2007
                                                       ----     ------      ----
                                                             (IN MILLIONS)
PREMIUMS:
  Direct premiums....................................  $117      $137       $153
  Reinsurance ceded..................................   (51)      (64)       (73)
                                                       ----      ----       ----
     Net premiums....................................  $ 66      $ 73       $ 80
                                                       ====      ====       ====
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY
  FEES:
  Direct universal life and investment-type product
     policy fees.....................................  $433      $611       $608
  Reinsurance ceded..................................   (58)      (58)       (62)
                                                       ----      ----       ----
     Net universal life and investment-type product
       policy fees...................................  $375      $553       $546
                                                       ====      ====       ====
POLICYHOLDER BENEFITS AND CLAIMS:
  Direct policyholder benefits and claims............  $191      $266       $209
  Reinsurance ceded..................................   (78)      (96)       (67)
                                                       ----      ----       ----
     Net policyholder benefits and claims............  $113      $170       $142
                                                       ====      ====       ====



     The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the effect of reinsurance is as follows:

                                                         DECEMBER 31, 2009
                                             -----------------------------------------
                                              TOTAL
                                             BALANCE                     TOTAL, NET OF
                                              SHEET    ASSUMED   CEDED    REINSURANCE
                                             -------   -------   -----   -------------
                                                        (IN MILLIONS)
ASSETS:
Premiums and other receivables.............   $  459     $--      $429       $   30
Deferred policy acquisition costs..........    1,184      --         7        1,177
                                              ------     ---      ----       ------
  Total assets.............................   $1,643     $--      $436       $1,207
                                              ======     ===      ====       ======
LIABILITIES:
Policyholder account balances..............   $  969     $(2)     $ --       $  971
Other liabilities..........................      260      --        60          200
                                              ------     ---      ----       ------
  Total liabilities........................   $1,229     $(2)     $ 60       $1,171
                                              ======     ===      ====       ======


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                         DECEMBER 31, 2008
                                             -----------------------------------------
                                              TOTAL
                                             BALANCE                     TOTAL, NET OF
                                              SHEET    ASSUMED   CEDED    REINSURANCE
                                             -------   -------   -----   -------------
                                                        (IN MILLIONS)
ASSETS:
Premiums and other receivables.............   $  688     $--      $611       $   77
Deferred policy acquisition costs..........    1,212      --         5        1,207
                                              ------     ---      ----       ------
  Total assets.............................   $1,900     $--      $616       $1,284
                                              ======     ===      ====       ======
LIABILITIES:
Policyholder account balances..............   $1,096     $(2)     $ --       $1,098
Other liabilities..........................      223      --        48          175
                                              ------     ---      ----       ------
  Total liabilities........................   $1,319     $(2)     $ 48       $1,273
                                              ======     ===      ====       ======



  RELATED PARTY REINSURANCE TRANSACTIONS

     The Company has reinsurance agreements with certain MetLife subsidiaries, including Metropolitan Life Insurance Company, Exeter Reassurance Company, Ltd. and MetLife Reinsurance Company of Vermont.

     Information regarding the effect of affiliated reinsurance included in the consolidated statements of income is as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2009      2008      2007
                                                        ----      ----      ----
                                                              (IN MILLIONS)
PREMIUMS:
Reinsurance ceded (1).................................  $ (4)     $ (4)     $ (4)
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY
  FEES:
Reinsurance ceded (1).................................  $(16)     $(16)     $(19)
OTHER REVENUES:
Reinsurance ceded.....................................  $  1      $  1      $  1
POLICYHOLDER BENEFITS AND CLAIMS:
Reinsurance ceded (1).................................  $ (6)     $(27)     $ (3)
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
Reinsurance ceded.....................................  $ (2)     $ (2)     $ (2)
OTHER EXPENSES:
Reinsurance ceded (1).................................  $ --      $  2      $ (2)


--------

   (1) In September 2008, MetLife completed a tax-free split-off of its majority owned subsidiary, Reinsurance Group of America, Incorporated ("RGA"). After the split-off, reinsurance transactions with RGA were no longer considered affiliated transactions. For purposes of comparison, the 2008 and 2007 affiliated transactions with RGA have been removed from the presentation in the table above. Affiliated transactions with RGA for the year ended December 31, 2008 include ceded premiums, ceded fees, ceded benefits and ceded interest costs of $2 million, $6 million, $6 million and ($1) million, respectively and for the year ended December 31, 2007 include ceded premiums, ceded fees and ceded benefits of $3 million, $9 million and $5 million, respectively.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the effect of ceded affiliated reinsurance included in the consolidated balance sheets is as follows:

                                                               DECEMBER 31,
                                                              --------------
                                                              2009      2008
                                                              ----      ----
                                                               (IN MILLIONS)
ASSETS:
Premiums and other receivables..............................  $213      $405
                                                              ----      ----
  Total assets..............................................  $213      $405
                                                              ====      ====
LIABILITIES:
Other liabilities...........................................  $ 15      $ 10
                                                              ----      ----
  Total liabilities.........................................  $ 15      $ 10
                                                              ====      ====



     The Company has ceded risks to an affiliate related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are also included within net investment gains (losses). The embedded derivatives associated with the cessions are included within premiums and other receivables and were assets of $113 million and $319 million at December 31, 2009 and 2008, respectively. For the years ended December 31, 2009, 2008 and 2007, net investment gains (losses) included ($224) million, $294 million and $17 million, respectively, in changes in fair value of such embedded derivatives as well as the associated bifurcation fees.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. At December 31, 2009, the Company has $92 million of unsecured affiliated reinsurance recoverable balances.

9.  LONG-TERM DEBT -- AFFILIATED

     Effective September 30, 2008, the Company entered into a secured demand note collateral agreement with an affiliate pursuant to which the affiliate pledged securities to the Company to collateralize its obligation to lend $25 million to the Company. The secured demand note matures on February 28, 2011 and bears interest at 0.50% per annum. The Company has not exercised its right to sell or repledge the collateral.

10.  INCOME TAX

     The provision for income tax is as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2009      2008      2007
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Current:
  Federal............................................  $ 16       $(8)      $17
  State and local....................................    --        --         1
                                                       ----       ---       ---
  Subtotal...........................................    16        (8)       18
                                                       ----       ---       ---
Deferred:
  Federal............................................   (52)       67         9
                                                       ----       ---       ---
Provision for income tax expense (benefit)...........  $(36)      $59       $27
                                                       ====       ===       ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported is as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2009      2008      2007
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Tax provision at U.S. statutory rate..................  $ (9)     $ 73      $ 48
Tax effect of:
  Tax-exempt investment income........................   (19)      (16)      (25)
  Prior year tax......................................    (4)        2         4
  Other, net..........................................    (4)       --        --
                                                        ----      ----      ----
Provision for income tax expense (benefit)............  $(36)     $ 59      $ 27
                                                        ====      ====      ====



     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                               DECEMBER 31,
                                                              --------------
                                                              2009      2008
                                                              ----      ----
                                                               (IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables..................  $237      $187
  Employee benefits.........................................     8         5
  Deferred intercompany losses..............................    10        10
  Net unrealized investment losses..........................    --        23
  Litigation-related and government mandated................     3        --
  Investments, including derivatives........................     1        --
  Other, net................................................    12        16
                                                              ----      ----
                                                               271       241
  Less: Valuation allowance.................................    10        10
                                                              ----      ----
                                                               261       231
                                                              ----      ----
Deferred income tax liabilities:
  Investments, including derivatives........................    --         1
  DAC.......................................................   341       341
  Net unrealized investment gains...........................    11        --
                                                              ----      ----
                                                               352       342
                                                              ----      ----
Net deferred income tax liability...........................  $ 91      $111
                                                              ====      ====



     The Company has recorded a valuation allowance related to a deferred intercompany loss from the sale of Exeter Reassurance Company, Ltd. to MetLife prior to 2003. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

     The Company participates in a tax sharing agreement with MetLife. Under this agreement current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES federal tax expense. Pursuant to this tax sharing agreement, the amounts due from MetLife include $8 million, $31 million and $13 million for 2009, 2008 and 2007, respectively.

     The Company files income tax returns with the U.S. federal government and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years prior to 2000. In 2005, the IRS commenced an examination of the Company's U.S. income tax returns for the years 2000 through 2002 that was completed. The IRS examination of the next audit cycle, years 2003 to 2005, is expected to begin in early 2010.

     The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2009 and 2008, the Company recognized an income tax benefit of $18 million and $16 million, respectively related to the separate account DRD. The 2009 benefit included a benefit of $4 million related to a true-up of the prior year tax return.

11.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Additional litigation relating to the Company's marketing and sales of individual life insurance, annuities, mutual funds or other products may be commenced in the future.

     The Company conducted an internal investigation of an agency in Los Angeles concerning the referral of clients to an entity which the SEC has put into receivership for allegedly defrauding investors. Three of the Company's former representatives may have encouraged customers to invest in this entity. Restitution is being made to customers.

     Various litigation, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor or taxpayer. Further, federal, state or industry regulatory or governmental authorities may conduct investigations, serve subpoenas, or make other inquiries concerning a wide variety of issues, including the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, may be sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts that may be sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company were less than $1 million for each of the years ended December 31, 2009, 2008 and 2007. At December 31, 2009 and 2008, the Company maintained a liability of $1 million and less than $1 million, respectively. The related assets for premium tax offsets were $1 million and less than $1 million at December 31, 2009 and 2008, respectively, for undiscounted future assessments with respect to impaired, insolvent or failed insurers. The Company maintained at both December 31, 2009 and 2008, an asset related to paid assessments representing currently available premium tax offsets of less than $1 million.

COMMITMENTS

  LEASES

     The Company, as lessee, has entered into various lease agreements for office space, data processing and other equipment. Future minimum gross rental payments relating to these lease agreements are as follows:

                                                                    GROSS
                                                                    RENTAL
                                                                   PAYMENTS
                                                                -------------
                                                                (IN MILLIONS)
2010..........................................................       $15
2011..........................................................       $12
2012..........................................................       $ 9
2013..........................................................       $ 7
2014..........................................................       $ 3
Thereafter....................................................       $ 1


  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $6 million and $8 million at December 31, 2009 and 2008, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $1 million and $34 million at December 31, 2009 and 2008.

  COMMITMENTS TO FUND PRIVATE CORPORATE BOND INVESTMENTS

     The Company commits to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $5 million at December 31, 2009. There were no commitments to lend funds under private corporate bond investments at December 31, 2008.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is $45 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     The Company had no liability for indemnities, guarantees and commitments at both December 31, 2009 and 2008.

12.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     The Company's employees, sales representatives and retirees participate in funded qualified and unfunded non-qualified defined benefit pension plans and other postretirement plans sponsored by Metropolitan Life Insurance Company. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2009, the majority of active participants were accruing benefits under the cash balance formula; however, approximately 92% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified plan provides supplemental pension benefits to certain executive level employees and retirees.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees through a plan sponsored by Metropolitan Life Insurance Company. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

     The Company is allocated both pension and other postretirement expenses from Metropolitan Life Insurance Company associated with benefits provided to its employees and does not bear direct obligation for benefits under these benefit plans. Therefore, the assets and obligations of these benefit plans are not included in the accompanying consolidated balance sheets or the additional disclosure below. The Company's share of pension expense was $12 million, $4 million and $4 million for the years ended December 31, 2009, 2008 and 2007, respectively. In

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES addition, the Company's share of other postretirement expense was $3 million for the year ended December 31, 2009, and less than $1 million for both of the years ended December 31, 2008 and 2007. The combined allocated pension and other postretirement benefit expense is included in the accompanying consolidated statements of income.

     The Company sponsors the Non-Qualified Retirement Plan for Managing Partners (the "MPRP Plan"), a non-qualified defined benefit pension plan. The MPRP Plan supplements earned benefits to participants under the Agency Employees' Retirement Plan (the "AERP Plan"), a multiple employer pension plan. The assets and obligations of the AERP Plan are not included in the accompanying consolidated balance sheets or the disclosure below. The Company made contributions of $2 million, $2 million and less than $1 million for the years ended December 31, 2009, 2008 and 2007, respectively, to the AERP Plan. The assets and obligations of the MPRP Plan along with the related net periodic pension expense, are included in the accompanying consolidated financial statements and the additional disclosures below.

     A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                            DECEMBER 31,
                                                     -------------------------
                                                                      OTHER
                                                                   POSTRETIRE-
                                                       PENSION         MENT
                                                       BENEFITS      BENEFITS
                                                     -----------   -----------
                                                     2009   2008   2009   2008
                                                     ----   ----   ----   ----
                                                           (IN MILLIONS)
Change in projected benefit obligation:
Projected benefit obligation at beginning of year..  $ 37   $ 29   $ 25   $ 24
  Service cost.....................................     1      1      1     --
  Interest cost....................................     2      2      2      2
  Plan participants' contributions.................    --     --      2      4
  Net actuarial (gains) losses.....................     3      5      1     --
  Change in benefits...............................    --      1      5     --
  Benefits paid....................................    (2)    (1)    (5)    (5)
                                                     ----   ----   ----   ----
Benefit obligation at end of year..................    41     37     31     25
                                                     ----   ----   ----   ----
Change in plan assets:
Fair value of plan assets at beginning of year.....    --     --     --     --
  Actual return on plan assets.....................    --     --     --     --
  Plan participants' contributions.................    --     --      2     --
  Employer contribution............................     2      1      3     --
  Benefits paid....................................    (2)    (1)    (5)    --
                                                     ----   ----   ----   ----
Fair value of plan assets at end of year...........    --     --     --     --
                                                     ----   ----   ----   ----
Funded status at end of year.......................  $(41)  $(37)  $(31)  $(25)
                                                     ====   ====   ====   ====
Amounts recognized in the consolidated balance
  sheets consist of:
  Other liabilities................................  $(41)  $(37)  $(31)  $(25)
                                                     ====   ====   ====   ====
Accumulated other comprehensive (income) loss:
  Net actuarial losses.............................  $  8   $  5   $ (2)  $ (4)
  Prior service cost (credit)......................     1      1     18     16
                                                     ----   ----   ----   ----
                                                        9      6     16     12
  Deferred income tax..............................    (3)    (2)    (6)    (4)
                                                     ----   ----   ----   ----
                                                     $  6   $  4   $ 10   $  8
                                                     ====   ====   ====   ====


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The accumulated benefit obligation for the defined benefit pension plan was $38 million and $34 million at December 31, 2009 and 2008, respectively.

     Information for pension plans with an accumulated benefit obligation in excess of plan assets is as follows:

                                                                DECEMBER 31,
                                                               --------------
                                                               2009      2008
                                                               ----      ----
                                                                (IN MILLIONS)
Projected benefit obligation.................................   $41       $37
Accumulated benefit obligation...............................   $38       $34
Fair value of plan assets....................................   $--       $--


     The projected benefit obligation exceeded assets for all plans at December 31, 2009 and 2008.

     Net periodic pension cost and net periodic other postretirement benefit plan cost are comprised of the following:

          i) Service Cost -- Service cost is the increase in the projected (expected) pension benefit obligation resulting from benefits payable to employees of the Subsidiaries on service rendered during the current year.

          ii) Interest Cost on the Liability -- Interest cost is the time value adjustment on the projected (expected) pension benefit obligation at the end of each year.

          iii) Expected Return on Plan Assets -- Expected return on plan assets is the assumed return earned by the accumulated (other) pension fund assets in a particular year.

          iv) Amortization of Prior Service Cost -- This cost relates to the recognition of increases or decreases in pension (other postretirement) benefit obligation due to amendments in plans or initiation of new plans. These increases or decreases in obligation are recognized in accumulated other comprehensive income at the time of the amendment. These costs are then amortized to pension (other postretirement benefit) expense over the expected service years of the employees affected by the change.

          v) Amortization of Net Actuarial Gains or Losses -- Actuarial gains and losses result from differences between the actual experience and the expected experience on pension (other postretirement) plan assets or projected (expected) pension benefit obligation during a particular period. These gains and losses are accumulated and, to the extent they exceed 10% of the greater of the PBO or the fair value of plan assets, the excess is amortized into pension (other postretirement benefit) expense over the expected service years of the employees.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The components of net periodic benefit cost and other changes in plan assets and benefit obligations recognized in other comprehensive income (loss) were as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                   ---------------------------------------
                                                                               OTHER
                                                         PENSION          POSTRETIREMENT
                                                        BENEFITS             BENEFITS
                                                   ------------------   ------------------
                                                   2009   2008   2007   2009   2008   2007
                                                   ----   ----   ----   ----   ----   ----
                                                                (IN MILLIONS)
NET PERIODIC BENEFIT COST (CREDIT)
  Service cost...................................   $ 1    $ 1    $--    $ 1    $--    $ 1
  Interest cost..................................     2      2      2      2      2      1
  Amortization of prior service cost (credit)....    --      2      5      2      2      2
                                                    ---    ---    ---    ---    ---    ---
     Net periodic benefit cost (credit)..........     3      5      7      5      4      4
                                                    ---    ---    ---    ---    ---    ---
OTHER CHANGES IN PLAN ASSETS AND BENEFIT
  OBLIGATIONS RECOGNIZED IN OTHER COMPREHENSIVE
  INCOME (LOSS)
  Net actuarial (gains) losses...................     3      4     --      1     --     --
  Prior service cost (credit)....................    --      1      6      5      2     --
  Amortization of prior service cost (credit)....    --     (2)    (5)    (2)    (2)    (2)
                                                    ---    ---    ---    ---    ---    ---
     Total recognized in other comprehensive
       income (loss).............................     3      3      1      4     --     (2)
                                                    ---    ---    ---    ---    ---    ---
     Total recognized in net periodic benefit
       cost and other comprehensive income
       (loss)....................................   $ 6    $ 8    $ 8    $ 9    $ 4    $ 2
                                                    ===    ===    ===    ===    ===    ===



     Included within other comprehensive income (loss) are other changes in plan assets and benefit obligations associated with pension benefits of $3 million and other postretirement benefits of $4 million for an aggregate reduction in other comprehensive income (loss) of $7 million before income tax and $4 million, net of income tax.

     The estimated net actuarial (gains) losses and prior service cost (credit) for the pension plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost over the next year are less than $1 million.

     The estimated net actuarial (gains) losses and prior service cost (credit) for the defined benefit other postretirement benefit plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost (credit) over the next year are less than $1 million and $2 million, respectively.

     The Company receives subsidies under the Prescription Drug Act. The reduction in the accumulated other postretirement obligation was less than $1 million and $1 million for the years ended December 31, 2009 and 2008, respectively. The reduction of the net periodic other postretirement benefit cost (credit) resulting from the Prescription Drug Act was less than $1 million for each of the years ended December 31, 2009, 2008 and 2007.

     The Company received subsidies of less than $1 million for each of the years ended December 31, 2009, 2008 and 2007.

ASSUMPTIONS

     Assumptions used in determining benefit obligations were as follows:

                                                             DECEMBER 31,
                                                     ---------------------------
                                                                       OTHER
                                                                    POSTRETIRE-
                                                       PENSION          MENT
                                                       BENEFITS       BENEFITS
                                                     -----------   -------------
                                                     2009   2008   2009     2008
                                                     ----   ----   ----     ----
Weighted average discount rate.....................  6.25%  6.60%  6.25%    6.60%
Rate of compensation increase......................  5.00%  5.00%   N/A      N/A

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Assumptions used in determining net periodic benefit cost were as follows:

                                                          DECEMBER 31,
                                            ---------------------------------------
                                                                        OTHER
                                                  PENSION          POSTRETIREMENT
                                                 BENEFITS             BENEFITS
                                            ------------------   ------------------
                                            2009   2008   2007   2009   2008   2007
                                            ----   ----   ----   ----   ----   ----
Weighted average discount rate............  6.60%  6.65%  6.00%  6.60%  6.65%  6.00%
Weighted average expected rate of return
  on plan assets..........................   N/A    N/A    N/A    N/A    N/A    N/A
Rate of compensation increase.............     5%     4%     4%   N/A    N/A    N/A


     The discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

     The assumed healthcare cost trend rates used in measuring the APBO and net periodic benefit cost were as follows:

                                                     DECEMBER 31,
                              ----------------------------------------------------------
                                          2009                          2008
                              ----------------------------  ----------------------------
Pre-and Post-Medicare         8.2% down to 5.8% in 2018     8.8% down to 5.8% in 2018
  eligible claims             and gradually decreasing      and gradually decreasing
                              until 2079 reaching the       until 2079 reaching the
                              ultimate rate of 4.1%         ultimate rate of 4.1%


     Assumed healthcare cost trend rates may have a significant effect on the amounts reported for healthcare plans. A one-percentage point change in assumed healthcare cost trend rates would have the following effects:

                                                       ONE PERCENT   ONE PERCENT
                                                         INCREASE      DECREASE
                                                       -----------   -----------
                                                             (IN THOUSANDS)
Effect on total of service and interest cost
  components.........................................      $ 58         $ (51)
Effect of accumulated postretirement benefit
  obligation.........................................      $544         $(492)


  EXPECTED FUTURE CONTRIBUTIONS AND BENEFIT PAYMENTS

     Benefit payments due under the non-qualified pension plan are funded from the Company's general assets as they become due under the provision of the plan. In 2010, the Company does not expect to make a contribution to its non-qualified pension plan.

     Other postretirement benefits represent a non-vested, non-guaranteed obligation of the Company and current regulations do not require specific funding levels for these benefits. It is the Company's practice to use its general assets to pay claims as they come due. Total payments were $5 million for both of the years ended December 31, 2009 and 2008.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Gross benefit payments for the next ten years, which reflect expected future service where appropriate, and gross subsidies to be received under the Prescription Drug Act are expected to be as follows:

                                                        OTHER POSTRETIREMENT BENEFITS
                                                     ----------------------------------
                                           PENSION              PRESCRIPTION
                                          BENEFITS    GROSS    DRUG SUBSIDIES     NET
                                          --------   -------   --------------   -------
                                                          (IN THOUSANDS)
2010....................................   $ 2,243   $ 2,257        $(500)      $ 1,757
2011....................................   $ 2,540   $ 2,309        $  --       $ 2,309
2012....................................   $ 2,298   $ 2,247        $  --       $ 2,247
2013....................................   $ 2,656   $ 2,262        $  --       $ 2,262
2014....................................   $ 2,436   $ 2,334        $  --       $ 2,334
2015-2019...............................   $14,137   $12,496        $  --       $12,496


  SAVINGS AND INVESTMENT PLANS

     The Company sponsors savings and investment plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed less than $1 million for each of the years ended December 31, 2009, 2008 and 2007.

13.  EQUITY

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the NAIC. The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. NELICO exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting of reinsurance contracts and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

     Statutory net income of NELICO, as filed with the Commonwealth of Massachusetts Division of Insurance, was $111 million, $28 million and $122 million for the years ended December 31, 2009, 2008 and 2007, respectively. Statutory capital and surplus, as filed, was $564 million and $469 million at December 31, 2009 and 2008, respectively.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  DIVIDEND RESTRICTIONS

     Under Massachusetts State Insurance Law, NELICO is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to Metropolitan Life Insurance Company as long as such dividends, when aggregated with all other dividends in the preceding 12 months, do not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Commissioner") and the Commissioner does not disapprove the payment within 30 days of its filing. In addition, any dividend that exceeds statutory unassigned funds surplus as of the last filed annual statutory statement requires insurance regulatory approval. During the years ended December 31, 2009 and 2008, NELICO paid a dividend of $19 million and $94 million, respectively. During the year ended December 31, 2007, NELICO did not pay a dividend to Metropolitan Life Insurance Company. The maximum amount of dividends which NELICO may pay to Metropolitan Life Insurance Company in 2010 without prior regulatory approval is $84 million.

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2009, 2008 and 2007 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2009      2008      2007
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Holding gains (losses) on investments arising during
  the year...........................................  $104      $(77)      $ 1
Income tax effect of holding gains (losses)..........   (38)       27        --
Reclassification adjustments:
  Recognized holding (gains) losses included in
     current year income.............................    (1)        7        --
  Amortization of premiums and accretion of discounts
     associated with investments.....................    (2)       (1)        1
Income tax effect....................................     1        (2)       (1)
Allocation of holding (gains) losses on investments
  relating to other policyholder amounts.............    (7)        4        --
Income tax effect of allocation of holding (gains)
  losses to other policyholder amounts...............     3        (1)       --
                                                       ----      ----       ---
Net unrealized investment gains (losses), net of
  income tax.........................................    60       (43)        1
Defined benefit plan adjustment, net of income tax...    (4)       (2)       --
                                                       ----      ----       ---
Other comprehensive income (loss)....................  $ 56      $(45)      $ 1
                                                       ====      ====       ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

14.  OTHER EXPENSES

     Information on other expenses is as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                        --------------------------
                                                        2009       2008       2007
                                                        ----      -----      -----
                                                               (IN MILLIONS)
Compensation..........................................  $ 73      $  22      $  54
Commissions...........................................    85        119        154
Amortization of DAC...................................   111        265         97
Capitalization of DAC.................................   (90)      (124)      (136)
Insurance tax.........................................    14         16         16
Agency allowances.....................................    58         76         63
Sub-advisory fees and related expenses................    39        164        169
Other.................................................    86         70         90
                                                        ----      -----      -----
  Total other expenses................................  $376      $ 608      $ 507
                                                        ====      =====      =====



  Amortization and Capitalization of DAC

     See Note 6 for a rollforward of DAC including impacts of amortization and capitalization.

  Affiliated Expenses

     Commissions, amortization of DAC and capitalization of DAC include the impact of affiliated reinsurance transactions.

     See Notes 8 and 15 for discussion of affiliated expenses included in the table above.

15.  RELATED PARTY TRANSACTIONS

     The Company has entered into a master service agreement with Metropolitan Life Insurance Company which provides administrative, accounting, legal and similar services to the Company. Metropolitan Life Insurance Company charged the Company $38 million, $30 million and $18 million, included in other expenses, for services performed under the master service agreement for the years ended December 31, 2009, 2008 and 2007, respectively.

     The Company has entered into a service agreement with MetLife Group, Inc. ("MetLife Group"), a wholly-owned subsidiary of MetLife, under which MetLife Group provides personnel services, as needed, to support the activities of the Company. MetLife Group charged the Company $24 million, $14 million and $28 million, included in other expenses, for services performed under the service agreement for the years ended December 31, 2009, 2008 and 2007, respectively.

     The Company has entered into marketing and selling agreements with several affiliates ("Distributors"), in which the Distributors agree to sell, on the Company's behalf, insurance products through authorized retailers. The Company agrees to compensate the Distributors for the sale and servicing of such insurance products in accordance with the terms of the agreements. The Distributors charged the Company $1 million, $3 million and $1 million, included in other expenses, for the years ended December 31, 2009, 2008 and 2007, respectively. Also, under these agreements the Company agrees to sell insurance products on behalf of certain affiliates. The Company received fees for this service of $152 million, $98 million and $59 million, included in other expenses, for the years ended December 31, 2009, 2008 and 2007, respectively.

     The Company has entered into service agreements with MetLife Investors Distribution Company ("MDC"), in which the Company agrees to provide certain administrative services to MDC. MDC agrees to compensate the

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

Company for the administrative services provided in accordance with the terms of the agreements. The Company received fee revenue of $7 million, $5 million and $4 million, included in other revenues, for the years ended December 31, 2009, 2008 and 2007, respectively.

     The Company has entered into an investment service agreement with several affiliates, in which the Company provides investment advisory and administrative services to registered investment companies which serve as investment vehicles for certain insurance contracts issued by the affiliates. Per the agreement, the net profit or loss of the Company is allocated to the affiliates resulting in expenses of $20 million, $80 million and $88 million included in other expense for the years ended December 31, 2009, 2008 and 2007, respectively. In addition, the Company has entered into an investment service agreement with an affiliate in which the affiliate provides investment advisory and administrative services to registered investment companies which serve as investment vehicles for certain insurance contracts issued by the Company. Per the agreement, the net profit or loss of the affiliate is allocated to the Company resulting in revenue of $18 million, $6 million and $4 million included in universal life and investment-type product policy fees, for the years ended December 31, 2009, 2008 and 2007, respectively.

     The Company had net receivables from affiliates of $7 million and $39 million at December 31, 2009 and 2008, respectively, related to the items discussed above. These amounts exclude affiliated reinsurance balances discussed in Note 8.

     See Note 3 for additional related party transactions.

16.  SUBSEQUENT EVENT

     The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2009 financial statements.

                                     Part II

                           UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

     Section 9 of NELICO's By-Laws provides that NELICO shall, to the extent legally permissible, indemnify its directors and officers against liabilities and expenses relating to lawsuits and proceedings based on such persons' roles as directors or officers. However, Section 9 further provides that no such indemnification shall be made with respect to any matter as to which a director or officer is adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Section 9 also provides that in the event a matter is disposed of by a settlement payment by a director or officer, indemnification will be provided only if the settlement is approved as in the best interest of the corporation by (a) a disinterested majority of the directors then in office, (b) a majority of the disinterested directors then in office, or (c) the holders of a majority of outstanding voting stock (exclusive of any stock owned by any interested director or officer).

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of NELICO pursuant to the foregoing provisions, or otherwise, NELICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and will be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by NELICO of expenses incurred or paid by a director, officer, or controlling person of NELICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, NELICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                 REPRESENTATIONS

     New England Life Insurance Company hereby represents that the fees and charges deducted under the variable ordinary life insurance policies described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by New England Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

     The facing sheet.

     A reconciliation and tie-in of the information shown in the prospectus with the items of Form N-8B-2.

     The prospectuses and supplements consisting of 1325 pages.

     The undertaking to file reports.

     The undertaking pursuant to Rule 484(b) under the Securities Act of 1933.

     Representations.

     The signatures.

     Written consents of the following persons:

          James J. Reilly, Jr., F.S.A., M.A.A.A. (see Exhibit 3(i) below) Marie C. Swift, Esq. (see Exhibit 3(ii) below)
          Independent Auditor (see Exhibit 11 below)

     The following exhibits:



     1.A.(1)          January 31, 1983 resolution of the Board of Directors of NEVLICO 5
         (2)          None
         (3)  (a)     Distribution Agreement between NEVLICO and NELESCO 6
              (b)(i)  Form of Contract between NELICO and its General Agents 5
                (ii)  Form of contract between NELICO and its Agents 6
              (c)     Commission Schedule for Policies 6
              (d)     Form of contract among NES, NELICO and other broker dealers 4
         (4)          None
         (5)  (a)     Specimen of Policy, including Application 6
              (b)     Riders to Policy 6
              (c)     Acceleration of Benefits Rider 3
              (d)     Additional Form of application 7
              (e)     Additional Riders and Endorsements 9
         (6)  (a)     Amended and restated Articles of Organization 2
              (b)     Amendments to Amended and restated Articles of Organization 8
              (c)     Amended and Restated By-Laws of NELICO 12
         (7)          None
         (8)          None
         (9)          None
         (10)         See Exhibit 1.A.(5)(a)
     2.               See Exhibit 3(i)
     3.   (i)         Opinion and consent of James J. Reilly, Jr., F.S.A., M.A.A.A. 13
         (ii)         Opinion and consent of Marie C. Swift, Esquire 16
     4.               None
     5.               Inapplicable
     6.               Inapplicable
     7.               Powers of Attorney
     8.               Notice of Withdrawal Right for Policies 6
     9.               Inapplicable
     10.              Inapplicable
     11.              Consent of Independent Registered Public Accounting Firm

     12.              Schedule for computation of performance quotations 6
     13.  (i)         Consolidated memorandum describing certain procedures, filed pursuant to Rule 6e-2(b)(12)(ii) and Rule 6e-3(T)(b)(12)(iii) 19
         (ii)         Second Addendum to Consolidated Memorandum 9

     14.  (i)         Participation Agreement among Variable Insurance Products Fund,
                      Fidelity Distributors Corporation and New England Variable Life
                      Insurance Company 6

         (ii)         Amendment No. 1 to Participation Agreement among Variable
                      Insurance Products Fund, Fidelity Distributors Corporation and
                      New England Variable Life Insurance Company 1

        (iii)         Participation Agreement among Variable Insurance Products Fund
                      II, Fidelity Distributors Corporation and New England Variable
                      Life Insurance Company 1

         (iv)         Participation Agreement among Metropolitan Series Fund, Inc.,
                      Metropolitan Life Insurance Company and New England Life
                      Insurance Company 10

          (v)         Amendment No. 2 to Participation Agreement among Variable
                      Insurance Products Fund, Fidelity Distributors Corporation and
                      New England Life Insurance Company 11

         (vi)         Amendment No. 1 to Participation Agreement among Variable
                      Insurance Products Fund II, Fidelity Distributors Corporation
                      and New England Life Insurance Company 11

        (vii)         Participation Agreement among Met Investors Series Trust, Met
                      Investors Advisory Corp., Met Investors Distributors Inc. and
                      New England Life Insurance Company 15

       (viii)         Participation Agreement among American Funds Insurance Series,
                      Capital Research and Management Company and New England Life
                      Insurance Company 14


         (ix)         Participation Agreement among Metropolitan Series Fund, Inc.,
                      MetLife Advisers, LLC, MetLife Investors Distribution Company
                      and New England Life Insurance Company (8/31/07) 21


          (x)         Net Worth Maintenance Agreement 18

         (xi)         First Amendment to the Participation Agreement with Met
                      Investors Series Trust 23

----------
1 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed June 22, 1995.

2 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed February 13, 1997.

3 Incorporated herein by reference to Post-Effective Amendment No. 8 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 30, 1997.

4 Incorporated herein by reference to the Pre-effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed July 16, 1997.

5 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 033-66864, filed February 25, 1998.

6 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 24, 1998.

7 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable

     Account's Form S-6 Registration Statement, File No. 033-88082, filed January 20, 1999.

8 Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 033-65263, filed February 24, 1999.

9 Incorporated herein by reference to the Post-Effective Amendment No. 10 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 26, 1999.

10 Incorporated herein by reference to the Post-Effective Amendment No. 11 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed November 9, 2000.

11 Incorporated herein by reference to the Post-Effective Amendment No. 2 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed February 26, 2001.

12 Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed April 25, 2001.

13 Incorporated herein by reference to the Post-Effective Amendment No. 12 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 26, 2001.

14 Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed July 20, 2001.

15 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-73676, filed November 19, 2001.

16 Incorporated herein by reference to the Post-Effective Amendment No. 16 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 30, 2004.

17 Incorporated herein by reference to the Post-Effective Amendment No. 10 to New England Variable Annuity Separate Account's Form N-4 Registration Statement, File No. 333-51676, filed October 20, 2005.

18 Incorporated herein by reference to the Post-Effective Amendment No. 11 to the Variable Account's Form N-6 Registration Statement, File No. 333-46401, filed April 26, 2006.

19 Incorporated herein by reference to the Post-Effective Amendment No. 13 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed April 19, 2007.

20 Incorporated herein by reference to the Post-Effective Amendment No. 19 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 20, 2007.

21 Incorporated herein by reference to the Post-Effective Amendment No. 14 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed April 22, 2008.

22 Incorporated herein by reference to Post-Effective Amendment No. 20 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 23, 2008.

23 Incorporated herein by reference to Post-Effective Amendment No. 14 to the Variable Account's Registration Statement on Form N-6, File
     No. 333-46401, filed April 23, 2009.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant, New England Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 21st day of April, 2010.


                                      New England Variable Life Separate Account
                                         (Registrant)

                                      By: New England Life Insurance Company
                                             (Depositor)


                                      By: /s/ Marie C. Swift
                                          --------------------------------------
                                          Marie C. Swift, Esq.
                                          Vice President and Counsel

Attest:


/s/ John E. Connolly, Jr.
------------------------------------
    John E. Connolly, Jr.
          Counsel

     Pursuant to the requirements of the Securities Act of 1933, New England Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 21st day of April, 2010.


                                      New England Life Insurance Company

(Seal)


Attest: /s/ John E. Connolly, Jr.     By: /s/ Marie C. Swift
        ----------------------------      --------------------------------------
        John E. Connolly, Jr.             Marie C. Swift, Esq.
        Counsel                           Vice President and Counsel


     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, in the capacities indicated, on April 21, 2010.


                  *                       Chairman, President and Chief
------------------------------------      Executive Officer
Michael K. Farrell

                  *
------------------------------------
Todd B. Katz                              Director

                  *
------------------------------------
Gene L. Lunman                            Director

                  *
------------------------------------
Louis J. Ragusa                           Director

                  *                       Director, Executive Vice President and
------------------------------------      Chief Accounting Officer
Peter M. Carlson

                  *
------------------------------------
Michael J. Vietri                         Director

                  *
------------------------------------
Catherine M. Richmond                     Director

                  *                       Vice President (Principal Financial
------------------------------------      Officer)
James J. Reilly


                                      By: /s/ John E. Connolly, Jr.
                                          --------------------------------------
                                          John E. Connolly, Jr., Esq.
                                          Attorney-in-fact

* Executed by John E. Connolly, Jr., Esquire on behalf of those indicated pursuant to powers of attorney filed herewith.

                                  EXHIBIT LIST


                                                                                 Sequentially
Exhibit Number                              Title                               Numbered Page*
--------------   ------------------------------------------------------------   --------------
      7.         Powers of Attorney
     11.         Consent of the Independent Registered Public Accounting Firm